[LOGO] Fifth Third Funds
--------------------------------------------------------------------------------




Fifth Third Funds                       QUALITY GROWTH FUND
Stock and Bond Mutual Funds
                                        EQUITY INCOME FUND
Annual Report to Shareholders
                                        PINNACLE FUND

                                        BALANCED FUND

=================                       MID CAP FUND
  July 31, 2001
                                        TECHNOLOGY FUND

                                        INTERNATIONAL EQUITY FUND

                                        BOND FUND FOR INCOME

                                        QUALITY BOND FUND

                                        U.S. GOVERNMENT SECURITIES FUND

                                        MUNICIPAL BOND FUND

                                        OHIO TAX FREE BOND FUND

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (888) 799-5353

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fifth Third Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fifth Third Funds are distributed by BISYS Fund Services, L.P.

Fifth Third Asset Management Inc. and its affiliate Heartland Capital Management, Inc. serve as Investment Advisors to the Funds and receive a fee for their services.

Fifth Third Funds, like all mutual funds:
 . are NOT FDIC insured
 . have no bank guarantee
 . may lose value

Letter from the Chief Investment Officer
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present the Fifth Third Funds annual report to shareholders for the 12-month period ended July 31, 2001. This letter includes a discussion of economic and market conditions during the period, a review of our investment principles and our outlook for the coming period.

A challenging environment

     The U.S. economy experienced a significant slowdown in its growth rate during the period, as the Federal Reserve Board's (the "Fed's") restrictive monetary policy in 1999 and the first half of 2000 took effect. The severity of the slowdown caused investors to fear that the economy would slide into a recession. The Fed aggressively cut short-term interest rates six times during the period in an attempt to re-ignite economic growth. In all, the Fed cut rates by 275 basis points. Although the rate cuts forestalled a recession, economic and corporate profit growth remained weak.

     Stocks suffered losses in that environment. The S&P 500 Stock Index/1/ posted a -14.32% return, while the Nasdaq Composite Index,/2/ made up largely of technology stocks, produced a -46.19% return. Growth rates of most technology firm's were especially hurt as the economic slowdown prompted many companies to forego new technology purchases.

     Some areas of the stock market delivered impressive results, however. Shares of small- and mid-cap sized companies performed well overall, due to their attractive valuations and the firms' strong growth outlooks. The financial services sector also held up well as interest rates fell. Consumer cyclical stocks such as Wal-Mart and Target also posted gains, as cost-conscious consumers favored low-priced retailers.

     Bond yields fell during the period, driven largely by the Fed's six rate cuts. Yields on short-term bonds, which are primarily influenced by Fed policy, fell most significantly. Corporate bonds delivered the best performance among the bond sector during the period, despite the weak economy. The Fed's rate cuts helped reassure investors of the credit-worthiness of many bonds issued by corporations.

Investing for the long-term in shifting conditions

     The Fifth Third Funds continued to employ a disciplined, long-term investment approach during this difficult period. The Funds focused on high-quality firms with the ability to deliver consistently strong growth in revenues, earnings, and dividends over the long term. We sought firms with solid balance sheets, high-quality management, strong market positions, and attractive valuations. Nonetheless, we were not immune to the broad equity market declines, particularly in the growth stock sector.

     The Fifth Third equity funds--other than the Technology Fund--had reduced their positions in the technology sector during the period, due to the high valuations of tech stocks and the economic slowdown. That strategy helped the Fifth Third equity funds sidestep some of the technology sector's worst losses. We increased the Funds' exposure to consumer cyclicals and financial services stocks. The Funds began to ease back into the technology sector as the stocks began to fall to levels that are more attractive. This approach positions the Funds' for the eventual rebound we anticipate in the economy and technology stocks.

     The Fifth Third fixed-income funds maintained their approach of investing in high-quality securities, such as Treasury bonds and government agency issues. We did not feel that the additional yield available from lower-rated bonds was adequate compensation for the extra risk on such securities. That approach

----------
/1/ The Standard & Poor's 500 Stock Index is an unmanaged market index and is a broad measure of the U.S. stock market as a whole.
/2/ The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic stocks traded on the regular Nasdaq market, as well as the National Market System-traded foreign common stocks and American Depositary Receipts.
Investors cannot invest directly in an index, although they may invest in the underlying securities.

--------------------------------------------------------------------------------

     dampened the Funds' performance somewhat during the period, as relatively risky corporate bonds outperformed Treasury issues and other high-quality bonds. We continue to believe that a focus on high-quality fixed-income securities over the long run provides an attractive combination of current income, capital preservation, and growth.

Preparing for the recovery

     We expect economic and corporate profit growth to improve during the next 12 months, as the Fed's rate cuts begin to take effect. Stock prices will likely begin to rebound earlier than that, as investors start anticipating an economic recovery. In fact, historically stock market returns following a series of Fed rate cuts are typically stronger. Therefore, we have positioned the Fifth Third equity funds to benefit as the economy recovers, corporate growth improves, and investors return to growth-oriented stocks in sectors such as technology.

     We feel bond yields, especially those on short-term issues, may decline somewhat during the coming months if the Fed continues its current monetary policy. However, the Fed will likely adopt a neutral policy as economic growth strengthens, and long-term bond yields will then drift higher. As always, we will focus on high-quality issues, which offer an attractive balance between risk and potential reward.

     The recent difficult market environment poses short-term challenges, but offers long-term opportunities. The best investments often are made in the face of adversity, when investors are fleeing from stocks. Some investors prefer to sell stocks during periods of market weakness, and re-enter the market at the "perfect" time. However, research reveals that such market timing efforts usually fail. We believe that investments made now in high-quality, financially sound and well-managed companies could generate superior returns over the next several years.

     Thank you for your continued confidence in the Fifth Third Funds.

     Sincerely,

     /s/James D. Berghausen

     James D. Berghausen, CFA
     Chief Investment Officer
     Fifth Third Asset Management Inc.

     ---------------------------------------------------------------------------
     Special note: This message and the reports that follow were written prior to the events of September 11, 2001. While it is far too early to assess the impact on the financial sector, we join the nation in extending our sympathies to those who were most deeply affected by the tragedies of that day.
     ---------------------------------------------------------------------------

                      This page intentionally left blank.

Investment Reviews
--------------------------------------------------------------------------------

Fifth Third Quality Growth Fund

     An interview with Steven E. Folker, portfolio manager.

     Q. How did the Fund perform during the 12-month period ended July 31, 2001?

     A. The Fund delivered a -20.16% return on Investment A Shares (before deduction of sales charge) during the 12 months ended July 31, 2001. That compared to a -14.32% return for the S&P 500 Stock Index, and a -31.51% for the Lipper Large-Cap Growth Average.

     Q. How did you manage the Fund in that environment?

     A. We continued to invest in shares of financially sound firms with strong earnings growth prospects. We increased the Fund's exposure to the financial services sector, which offered attractive valuations and the potential to benefit from lower interest rates.

     We also increased the Fund's stake in consumer cyclicals. We anticipate that some firms will likely benefit as consumer spending strengthens due to lower interest rates and President Bush's tax cut. We increased our position in stocks of such companies as Lowe's Cos., Inc. (5.16% of net assets) and Home Depot, Inc. (4.09%), and added Target Corp. (2.05%) to the portfolio. We also favored health care stocks, which offered relatively stable growth prospects in the weak economy.++

     We reduced the Fund's exposure to technology stocks early in the period, due to the sector's high valuations and unrealistic earnings growth expectations. That approach reduced losses, as technology stocks suffered significant declines during the period. Then we increased our exposure to take advantage of better opportunities as valuations improved.

     Q. What stocks helped the Fund's performance?

     A. The Fund benefited from its investments in stocks such as SouthTrust Corp. (0.69% of net assets), First Tennessee National Corp. (0.77%), Freddie Mac (3.70%), and Carnival Corp. (0.88%).++

     Q. What is your outlook for the stock market, and how will you manage the Fund in that environment.

     A. We believe the economy will likely begin stabilizing, inflation should remain low and corporate profit growth should begin to improve over the next few months, and stock prices should benefit in that environment. We will continue to seek attractively valued high-quality growth companies. In particular, financial services companies will benefit from the Fed's interest rate cuts. Health care also continues to offer superior long-term growth prospects. We will also look to increase the Fund's position in technology stocks, as valuations and expectations for companies in the sector become more realistic. Some technology stocks now appear to offer attractive valuations. Consumer cyclicals also offer opportunities. We believe consumer spending will stay strong due to lower interest rates, the tax cut and lower energy costs.

     Q. What were the Fund's top five holdings as of July 31, 2001?

     A. The Fund's top five holdings were Lowe's Cos., Inc. (5.16% of net assets), Tyco International, LTD. (4.89%), Microsoft Corp. (4.49%), Bank of New York Co., Inc. (4.20%) and Home Depot, Inc. (4.09%)./1/

----------
     ++ The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------

       Growth of $10,000 Invested in the Fifth Third Quality Growth Fund/1/

                                    [CHART]

                                          Lipper Large-
              S&P 500     S&P/BARRA         Cap Growth   Institutional     Investment C    Investment B       Investment A
            Stock Index  Growth Index        Average       Shares***         Shares**        Shares**            Shares*
7/91         $10,000       $10,000          $10,000        $10,000           $10,000         $10,000            $ 9,551
7/92          11,276        11,228           10,856         11,482            11,399          11,396             10,967
7/93          12,254        11,394           12,166         11,598            11,423          11,413             11,078
7/94          12,890        11,973           12,617         11,967            11,703          11,696             11,430
7/95          16,248        15,652           16,063         14,743            14,307          14,311             14,082
7/96          18,938        18,413           17,764         16,614            16,010          16,007             15,868
7/97          28,809        28,811           25,860         25,584            24,456          24,470             24,436
7/98          34,382        35,990           30,272         29,198            27,736          27,721             27,887
7/99          41,329        44,702           36,469         37,022            34,880          34,788             35,273
7/00          45,038        52,287           45,881         43,618            40,814          40,618             41,480
7/01          38,585        36,882           31,726         34,925            32,361          32,208             33,120

Average Annual Total Return for the Period Ended July 31, 2001/1/

                Investment A*         Investment B**        Investment C**        Institutional***
                -------------         --------------        --------------        ----------------
1 Year.............-23.75%............-24.67%...............-20.71%..................-19.93%
5 Year..............14.79%.............14.78%................15.11%...................16.02%
10 Year.............12.72%.............12.41%................12.46%...................13.32%

--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Quality Growth Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Quality Growth Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C
Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performace would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the S&P/BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market, and the Lipper Large-Cap Growth Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index and the S&P/BARRA Growth Index do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Large-Cap Core Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Equity Income Fund

     An interview with John B. Schmitz, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund delivered a 1.85% total return on Investment A Shares (before deduction of sales charge) for the period ended July 31, 2001. That compared to a -14.32% return for the S&P 500 Stock Index and a 6.14% return for the Lipper Equity Income Funds Average.

     Q. What were the conditions in the stock market during the period?

     A. Stock prices fell precipitously during the period. The U.S. economy experienced a serious slowdown due to factors such as rising energy prices and the restrictive monetary policy the Fed passed in early 2000. We believe the economic slowdown hurt corporate profit growth and caused investors to fear that the economy would sink into a recession. Such factors helped push stock prices significantly lower.

     Shares of technology and telecommunications companies delivered especially poor performance, as companies drastically cut their spending on new technologies. Instead, investors favored firms that could grow their earnings in a weak economic environment. During the second half of the period, the Fed aggressively cut short-term interest rates in an effort to boost economic growth.

     Q. How did you manage the Fund in that environment?

     A. We maintained our disciplined approach of investing in shares of established, well-managed firms that are able to deliver strong and stable earnings. Our focus on such high-quality companies helped the Fund outperform the S&P 500 Stock Index during the period. We found opportunities in sectors such as financial services and health care, which have continued to generate relatively strong earnings despite the economic slowdown. Many investors shifted money from technology stocks into such defensive sectors.

     Q. What were the Fund's top five holdings at the end of the period?

     A. The Fund's top five holdings as of July 31, 2001 were GATX Corp. (5.41% of net assets), Bank of New York Cos., Inc. (5.36%), Wells Fargo Co. (5.00%), Marsh & McLennan Cos., Inc. (4.96%), and SouthTrust Corp. (4.91%).++

     Q. What is your outlook for the stock market, and how will you manage the Fund going forward?

     A. We believe the Fed's interest rate cuts have kept the economy out of a recession, and the economy appears to be in the early stages of a bottoming process. However, the timing of an economic recovery is dependent on the effectiveness of the Fed's rate cuts and the ability of corporations to work through excess capacity and improve earnings. As always, we will continue to focus on attractively valued shares of high-quality companies capable of delivering strong earnings growth rates. In particular, we will look to increase the Fund's position in technology stocks in anticipation of stronger earnings for technology firms during the next 12 months.

----------
++ The composition of the Fund's portfolio is subject to change.

      Growth of $10,000 Invested in the Fifth Third Equity Income Fund/1/

                                    [CHART]

                                Lipper Equity
              S&P 500           Income Funds     Institutional        Investment C          Investment B         Investment A
            Stock Index             Avg.           Shares***            Shares**              Shares**              Shares*
 7/91         $10,000              $10,000          $10,000             $10,000              $10,000               $ 9,545
 7/92          11,276               11,520           11,267              11,187               11,163                10,754
 7/93          12,254               12,894           11,431              11,259               11,257                10,910
 7/94          12,890               13,555           11,446              11,187               11,182                10,925
 7/95          16,248               15,849           13,189              12,804               12,795                12,589
 7/96          18,938               18,231           15,246              14,692               14,672                14,552
 7/97          28,809               25,268           21,753              20,823               20,788                20,763
 7/98          34,382               28,059           26,010              24,721               24,672                24,826
 7/99          41,329               31,077           28,673              27,031               26,923                27,283
 7/00          45,038               29,811           26,963              25,234               25,066                25,603
 7/01          38,585               31,970           27,550              25,537               25,386                26,076

Average Annual Total Return for the Period Ended July 31, 2001/1/

                            Investment A*        Investment B**         Investment C**        Institutional***
                            ------------         ------------           ------------          -------------
1 Year..........................-2.71%................-3.68%.................1.20%...................2.18%
5 Year..........................11.35%................11.33%................11.69%..................12.56%
10 Year ........................10.06%.................9.76%.................9.83%..................10.67%

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Equity Income Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Equity Income Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Equity Income Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 1/27/97, respectively. The performance figures for Investment B and C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the Lipper Equity Income Funds Average. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. Stock Market as a whole. The Lipper Equity Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Equity Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Pinnacle Fund

     An Interview with Thomas Maurath, portfolio manager.

     Q. How did the Fund perform during the 12-month period ended July 31, 2001?

     A. The Fund's total return on Investment A Shares was -31.44% (before deduction of sales charge). That compared to a -14.32% return for the S&P 500 Stock Index, the Fund's benchmark.

     Q. What were conditions like in the stock market during the recent period?

     A. Stocks, particularly growth stocks, experienced steep losses during the period. U.S. economic growth slowed significantly, causing investors to fear that the economy would slide into a recession. The slowdown hurt capacity utilization rates--a measure of business production--which fell to 77% in July 2001 from 83% in June 2000, and seriously weakened corporate profit growth. In January of 2001, the Fed started easing short-term interest rates in an effort to spark economic growth and prevent a recession. By July 31, the Fed had cut rates six times.

     Technology and telecommunications shares suffered especially severe losses in that environment, as businesses slashed their spending on new technologies. However, sectors such as health care, financial services and consumer staples performed relatively well. Such companies were able to deliver stable earnings, even in the weak economic environment.

     Q. How did you manage the Fund in that environment?

     A. During this extremely difficult period in the market, we want to emphasize that our focus has not wavered. We continue to invest in well-established firms, with dominant market positions and strong earnings growth rates. As expectations for earnings growth began to slow, we moved away from technology and other economically sensitive areas and increased the Fund's exposure in healthcare and finance. We believe the healthcare area is extremely attractive and added both Baxter and HCA to the portfolio. We anticipate that these companies should generate good earnings growth in an uncertain economic environment. In the Finance sector we added Freddie Mac and USA Education Inc. We believe these firms will benefit from the Fed's efforts to reduce short-term interest rates.++

     Q. What stocks helped the Fund's performance?

     A. First Data was our best stock improving over 30%. It benefited from increased market share in the credit card processing business. Quaker Oats was up 21% on the news that it would be acquired by Pepsi. Fannie Mae increased 17% as short term interest rates declined.++

     Q. What is your outlook for the stock market and how will you position the Fund in that environment?

     A. Earnings visibility remains poor for the moment. However, we are optimistic that the Fed's six rate cuts will begin to take hold soon, helping economic growth to improve during the next 12 months. Lower energy prices and the recent tax cut should help to boost economic growth. These factors should also help stabilize corporate earnings and enable the stock market to recover. Short term, we believe investors have become overly pessimistic about the condition of the economy and the stock market, particularly growth stocks.

     However, we remain somewhat cautious during the coming months. We favor shares of firms that can produce stable and predictable earnings growth until we see clear signs that corporate earnings have stabilized. We have increased our exposure in the healthcare sector from 7% to 25% of the portfolio. We increased our ownership of stable consumer discretionary stocks. We continue to invest in high quality, financially sound companies that offer excellent long term growth prospects. As always, we will maintain a broadly diversified portfolio.

     Q. What were the Fund's top five holdings at the end of the period?

     A. The top five holdings as of July 31, 2001 were Tyco International Inc. (4.57% of net assets), HCA-The Healthcare Co. (4.11%), First Data Corp. (3.86%), Dynegy Inc. (3.80%) and United Technologies Corp. (3.57%).++

----------
++ The composition of the Fund's portfolio is subject to change.

        Growth of $10,000 Invested in the Fifth Third Pinnacle Fund/1/

                                    [CHART]

            S&P 500      Institutional    Investment C         Investment B        Investment A
          Stock Index      Shares ***       Shares**             Shares**            Shares*
7/91        $10,000         $10,000         $10,000               $10,000             $ 9,548
7/92         11,276          10,674          10,595                10,593              10,191
7/93         12,254          11,364          11,189                11,195              10,851
7/94         12,890          11,404          11,144                11,150              10,888
7/95         16,248          14,167          13,748                13,750              13,526
7/96         18,938          17,363          16,721                16,734              16,578
7/97         28,809          25,239          24,135                24,142              24,098
7/98         34,382          31,097          29,072                29,526              29,691
7/99         41,329          36,519          33,898                34,343              34,793
7/00         45,038          38,006          35,005                35,392              36,119
7/01         38,585          26,123          23,813                24,080              24,762

       Average Annual Total Return for the Period Ended July 31, 2001/1/

                              Investment A*        Investment B**         Investment C**        Institutional***
                              ------------         ------------           ------------          -------------
1 Year..........................-34.52%...............-35.26%................-31.97%................-31.27%
5 Year............................7.36%.................7.25%..................7.33%..................8.51%
10 Year...........................9.49%.................9.19%..................9.06%.................10.08%

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Pinnacle Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Fifth Third Pinnacle Fund includes performance of its predecessor fund, The Pinnacle Fund, an open-end investment company advised by Heartland Capital Management, Inc., for periods dating back to 7/31/91, and prior to the Fifth Third Pinnacle Fund's commencement of operations on 3/9/98. The performance for the Fund shown for the periods prior to 3/9/98 reflects the deduction of fees associated with The Pinnacle Fund. If the fees associated with the Fund had been deducted, performance would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 3/9/98, respectively. The performance figures for Investment B and C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Balanced Fund

     An interview with Stephen E. Folker and Mitchell Stapley, portfolio co-managers.

     Q. How did the Fund perform during the 12-month period ended July 31,2001?

     A. The Fund's total return on Investment A Shares (before deduction of sales charge) was -11.84%. That compared to a -14.32%, 12.69% and -2.12% return for the Fund's benchmarks, the S&P 500 Stock Index, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Funds Average, respectively.

     Q. What were the economic or market factors that affected the Fund's performance during the period?

     A. U.S. economic growth and corporate profitability weakened considerably during the period, causing investors to worry that the economy would slide into a recession. The Fed aggressively cut short-term interest rates six times to revive economic growth. Inflation rose slightly due to rising energy prices, but remained low by historical standards. Stocks performed poorly in that environment, with technology stocks suffering the most severe losses.

     Q. How did you manage the Fund's equity portfolio in that environment?

     A. We increased the Fund's position in mid-cap stocks due to their low valuations and strong growth prospects. We also increased the Fund's position in sectors such as financial services, utilities, consumer cyclicals, and health care. We reduced the Fund's holdings in technology stocks, which helped the Fund avoid some of the losses in that sector early in the year and then increased them later when valuations became more attractive.

     Q. How did you position the fixed-income portion of the portfolio?

     A. We lengthened the average maturity of the Fund's fixed-income portfolio relative to its benchmark. We feel that strategy helped the Fund to lock in relatively high yields and provide a steady income level as rates fell. We later reduced the Fund's average maturity closer to that of the benchmark as rates continued to fall. Throughout the period, we maintained the portfolio's high credit quality, as the additional yield on lower-rated bonds was not enough to justify their extra risk.

     Q. How did the Fund's allocation to stocks and bonds change during the period?

     A. We increased the Fund's equity allocation as stock prices fell and equity side valuations became more attractive, and the Fund's cash position declined. This negatively affected performance during the period. The Fund's asset allocation on July 31, 2001 was 69.6% in equities, 28.4% in fixed-income securities and the remainder in cash.++

     Q. What is your outlook for the stock and bond markets, and how will you position the Fund in that environment?

     A. We believe the Fed's rate cuts should help to boost economic growth during the next 12 months. Stocks will likely benefit as the economy and corporate profit growth strengthens. The most attractive opportunities are among mid-cap shares, due to their low valuations and strong growth prospects. Financial services companies will also benefit from the Fed's rate cuts, while the health care sector offers excellent long-term growth prospects. We will also look to increase the Fund's position in technology stocks, as valuations and earnings expectations for technology firms reach levels that are more reasonable.

     We expect the Fed to adopt a neutral monetary policy as the economy strengthens, and yields on short-term bonds will probably rise more than the yields on five-to 10-year bonds. As the yield curve flattens, we will keep the Fund's average maturity close to that of its benchmark. The Fund's corporate bond holdings should benefit as the economy strengthens.++

     Q. What were the Fund's top five equity holdings as of July 31, 2001?

     A. As of July 31, 2001, the Fund's top five equity holding were Analog Devices Inc. (2.20% of net assets), Lowe's Cos., Inc. (2.17%), Tyco International, Ltd. (2.15%), Home Depot, Inc. (2.11%), and Wells Fargo Co. (2.06%).++

----------
++ The composition of the Fund's portfolio is subject to change.

        Growth of $10,000 Invested in the Fifth Third Balanced Fund/1/

                                    [CHART]

          Lehman
         Brothers        Lipper
        Aggregate       Balanced         S&P 500 Stock     Institutional       Investment C      Investment B         Investment A
        Bond Index     Funds Avg.            Index           Shares***           Shares**          Shares**             Shares*
7/91      $10,000         $10,247           $10,000            $10,000            $10,000           $10,000              $ 9554
7/92       11,479          11,288            11,276             11,806             11,710            11,716               11279
7/93       12,647          12,503            12,254             12,222             12,034            12,045               11677
7/94       12,657          12,890            12,890             12,471             12,189            12,184               11915
7/95       13,937          14,963            16,248             14,887             14,443            14,454               14223
7/96       14,707          16,442            18,938             15,857             15,273            15,269               15149
7/97       16,292          21,565            28,809             21,958             21,004            20,988               20978
7/98       17,573          23,698            34,382             23,805             22,614            22,600               22743
7/99       18,009          26,041            41,329             27,273             25,731            25,633               25995
7/00       19,083          27,380            45,038             32,347             30,276            30,087               30746
7/01       21,505          27,195            38,585             28,583             26,500            26,317               27105

Average Annual Total Return for the Period Ended July 31, 2001/1/


                          Investment A*           Investment B**     Investment C**       Institutional***
                          ------------            ------------       ------------         -------------
1 Year.........................-15.82%...............-16.35%...........-12.47%................-11.64%
5 Year..........................11.32%................11.24%............11.65%.................12.51%
10 Year.........................10.49%................10.16%............10.24%.................11.07%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Balanced Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Balanced Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C
Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, which is an unmanaged index generally representative of the stock market; the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole, and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Balanced Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Mid Cap Fund

     An interview with Steven E. Folker, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund posted a total return of -10.18% on Investment A Shares (before deduction of sales charge). That compared to a 5.58% gain for the S&P MidCap 400 Index and a -26.45% return for the Lipper Mid-Cap Growth Funds Average.

     Q. What economic or market conditions contributed to the Fund's performance?

     A. U.S. economic growth and corporate profit growth slowed significantly during the period, which caused investors to worry that the economy would slip into a recession. The Fed aggressively cut short-term interest rates six times in an effort to stimulate the economy. Mid-cap stocks outperformed large-company shares in that difficult environment, due to mid-caps' attractive valuations and strong earnings growth potential relative to large-cap stocks.

     Q. How did you manage the Fund in that environment?

     A. We maintained our disciplined approach of investing in high-quality, medium-sized firms with the potential to grow their earnings rapidly. We gradually reduced our stake in technology stocks early in the period, due to our belief that the slowing economy would hurt the earnings growth rates of these firms. The Fund was underweight in relatively slow-growth sectors, such as cyclicals, basic materials, energy, transportation, and utilities. We also underweighted consumer staples stocks, due to their high valuations.

     We significantly increased the Fund's exposure to the financial services sector, which offered attractive valuations and good earnings growth prospects. We believe those financial services firms could benefit from lower interest rates, low inflation, and demographic trends that should lead to greater wealth accumulation.

     Q. What stocks helped the Fund's returns?

     A. The Fund's top performers were Microchip Technology, Inc. (4.51% of net assets), First Tennessee National Corp. (4.37%), A. G. Edwards, Inc. (4.17%), Fiserv, Inc. (3.99%), and Analog Devices, Inc. (3.85%).++

     Q. What is your outlook for the stock market and how will you position the Fund in that environment?

     A. We believe that mid caps will continue to outperform large-company stocks in the coming months, due to mid-caps' attractive valuations, and stronger growth prospects relative to large caps. Many niche companies are holding up well in the current economic environment, and should experience better earnings due to lower interest rates and the recent tax cut. We feel mid-cap shares are also well-positioned to benefit when the economy recovers from its current slump, which we expect should happen during the next several quarters.

     As always, we will seek to invest in financially strong firms that offer superior growth potential when their shares trade at reasonable valuations. Technology stocks valuations have fallen to attractive levels, and we will look for opportunities in that sector, as well as among other growth sectors such as financial services and health care.

----------
++ The composition of the Fund's portfolio is subject to change.

         Growth of $10,000 Invested in the Fifth Third Mid Cap Fund/1/

                                    [CHART]

               Standard &
              Poor's MidCap     Lipper Mid-Cap     Institutional      Investment C        Investment B       Investment A
                400 Index      Growth Funds Avg.     Shares***          Shares**            Shares**           Shares*
 7/91            $10,000            $10,373            $10,000            $10,000             $10,000           $ 9,555
 7/92             11,737             11,295             11,193             11,115              11,098            10,696
 7/93             13,694             13,511             11,607             11,435              11,426            11,091
 7/94             14,179             14,152             12,195             11,922              11,918            11,653
 7/95             17,654             18,298             15,298             14,852              14,836            14,617
 7/96             19,021             19,877             15,491             14,935              14,918            14,802
 7/97             27,651             26,586             22,798             21,821              21,787            21,785
 7/98             30,752             28,406             24,095             22,919              22,852            23,023
 7/99             36,693             31,840             25,929             24,476              24,328            24,701
 7/00             44,547             41,212             33,877             31,692              31,459            32,166
 7/01             47,034             36,224             30,510             28,223              28,050            28,891

       Average Annual Total Return for the Period Ended July 31, 2001/1/

                            Investment A*        Investment B**        Investment C**         Institutional***
                            ------------         ------------          ------------           -------------
1 Year.........................-14.21%...............-14.71%..............-10.95%.................-9.94%
5 Year..........................13.27%.................3.22%...............13.57%.................14.52%
10 Year.........................11.19%................10.86%...............10.93%.................11.80%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Mid Cap Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Mid Cap Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Mid Cap Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper Mid-Cap Growth Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Mid-Cap Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Technology Fund+

     An interview with Steve Mygrant, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund posted a total return of -45.62% (before deduction of sales charge) during the period. The Fund's benchmark, the Morgan Stanley High Tech Index returned -44.67%.

     Q. What were conditions like in the technology sector during the period?

     A. Technology stocks performed poorly during the period. The technology sector historically has been very sensitive to economic shifts, and the recent economic slowdown has severely affected technology companies. Capital expenditures on technology goods and services declined during the period as firm tightened their budgets in anticipation of declining revenues and earnings. In an effort to boost sagging economic growth, the Fed cut short-term interest rates six times during the period, for a total reduction of 275 basis points.

     Q. How did you manage the Fund in that environment?

     A. As our investment mandate requires, we maintained our investment position in the technology sector, experiencing losses consistent with our benchmark. During the period, we increased exposure to the biotechnology sector and the telecommunications services sector. We reduced our exposure to telecommunications equipment companies, many of which were severely impacted after corporate spending on communications products plummeted in the weak economic environment.

     Q. What is the outlook for the economy and the technology sector?

     A. We believe the Fed's recent rate cuts will reinvigorate economic growth, capital spending and corporate profits during the next 12 months. Technology stocks should recover as that scenario unfolds, and we will position the portfolio to help take advantage of such a rebound. In particular, we will look to increase the Fund's exposure to sectors such as semiconductors and diversified hardware. We will also continue to seek investments in financially strong, high-quality companies with proven track records.

     Q. What were the Fund's top five holdings at the end of the period?

     A. The Fund's largest holdings as of July 31, 2001, were Microsoft Corp. (3.15% of net assets), Oracle Corp. (3.10%), Analog Devices, Inc. (3.07% of assets), Intel Corp. (2.70%), and BMC Software, Inc. (2.67%).++

___________

  + Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified and may not be suitable for all investors.
 ++  The composition of the Fund's portfolio is subject to change.

         Growth of $10,000 Invested in the Fifth Third Technology Fund/1/

                                   [CHART]



                  Morgan Stanley      Institutional   Investment C          Investment B         Investment A
                 High Tech Index        Shares***       Shares**              Shares**             Shares*
     6/5/2000         10,000              10,000          10,000                10,000               9,551
      6/30/00         11,199              10,185          10,175                10,180               9,728
      7/31/00         10,858               9,605           9,600                 9,596               9,174
    7/31/2001          6,008               5,233           5,173                 4,970               4,989

Average Annual Total Return for the Period Ended July 31, 2001

                Investment A*  Investment B**    Investment C**   Institutional
                -------------  --------------    --------------   -------------
1 Year .............-48.08%..........-48.74%.........-46.65%.........-45.52%
Since Inception
(6/5/00)............-45.28%..........-45.46%.........-43.53%.........-42.96%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Technology Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares are subject to a 5.00% sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

The Fund's performance is measured against the Morgan Stanley High Tech Index, an unmanaged index generally representative of the high-tech sector of the U.S. stock market. The Morgan Stanley High Tech Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third International Equity Fund+

     An interview with John Schmitz, portfolio manager.

     Q. How did the Fund perform during the 12-month period ended July 31, 2001?

     A. The Fund posted a total return of -17.85% on Investment A shares (before deduction of sales charge). The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE(R)) Index returned -21.88%.

     Q. What were conditions like in foreign markets during the period?

     A. The period was characterized by an increasingly pessimistic view of the global economy. A worldwide economic slowdown hurt corporate earnings and forced many foreign firms to reduce their spending. Overseas equity markets performed poorly in that environment. All but two of the foreign markets represented by the MSCI EAFE Index posted losses during the 12 months ended July 31, 2001.

     Q. How did you position the Fund in that environment?

     A. We maintained the Fund's underweight position in Europe, due to concerns over the region's slowing economic growth. We also reduced the Fund's exposure to European cyclicals due to the weak economy there. However, the Fund took a neutral to slightly overweight position in the United Kingdom, which benefited performance. The UK's market consists largely of defensive stocks, in sectors such as pharmaceuticals, food and beverage, which typically hold up well in weak economic environments. The UK market also has a relatively low exposure to the technology sector. The Fund also benefited from its underweight in Japan; a position we took in part due to worries that a rising number of non-performing loans would weaken the country's financial sector. The Fund benefited from its underweight position in France (down 24.4% for the period ended July 31, 2001) and was hurt by its exposure to Hong Kong (down 22.1%).++

     Q. What is your outlook for foreign markets, and how will you manage the Fund in that environment?

     A. We believe the economy in Europe continues to suffer, and we anticipate that the restrictive monetary policy of the European Central Bank will extend the period of slow economic growth in continental Europe. However, we are impressed with the arguments that Europe over the long term will have a technology-driven boost in worker productivity and a growing labor pool. In Japan, we feel the recent election of Prime Minister Koizumi--who has shown a willingness to fight inflation--is a step in the right direction toward improving that country's economy. However, the challenges facing the new leader are significant, and our outlook for Japan remains cautious for now.

     We expect many EAFE central banks to start cutting interest rates during the third quarter in an effort to boost economic growth, but we feel those rate cuts will take time to make an impact. We expect the global economic slowdown to extend into at least the fourth quarter of this year, so we will continue to favor defensive sectors. We will also maintain underweight positions in telecommunication, technology, and financial services stocks until there are clear signs of sustained recoveries in those sectors.

___________

 + International investing involves increased risk and volatility. ++ The composition of the Fund's portfolio is subject to change.

  Growth of $10,000 Invested in the Fifth Third International Equity Fund/1/

                                    [CHART]

               Morgan Stanley
            Capital International   Institutional    Investment C     Investment B       Investment A
                 EAFE Index           Shares***        Shares**          Shares**          Shares*
8/18/94            $10,000              $10,000           $10,000        $10,000           $ 9,551
   7/95             10,448                9,830             9,760          9,752             9,389
   7/96             10,817               10,740            10,710         10,571            10,258
   7/97             12,776               13,079            12,986         12,783            12,492
   7/98             13,474               14,817            14,618         14,373            14,152
   7/99             14,782               15,486            15,184         14,870            14,750
   7/00             16,113               16,770            16,285         15,938            15,933
   7/01             12,587               13,817            13,290         13,012            13,088

Average Annual Total Return for the Period Ended July 31, 2001

                  Investment A*  Investment B** Investment C**  Institutional***
                  -------------  -------------- --------------  ----------------
1 Year..............-21.56%........-21.89%........-18.39%..........-17.61%
5 Year................4.02%..........3.90%..........4.41%............5.17%
Since Inception
(8/19/94).............3.95%..........3.86%..........4.18%............4.76%

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund from 8/19/94 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C
Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The International Equity Fund's performance is measured against the Morgan Stanley Capital International, MSCI Europe, Australasia and Far East (EAFE) Index(R), an unmanaged index generally representative of the foreign stock market. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Bond Fund For Income

     An interview with Mitchell Stapley, portfolio manager.

     Q. How did the Fund perform during the 12-month period ended July 31, 2001?

     A. The Fund generated a 10.28% total return on Investment A Shares (before deduction of sales charge). That return reflected an income distribution of $0.66 per share and an increase in the Fund's net asset value from $11.48 on August 1, 2000 to $11.97 as of July 31, 2001. The Fund's
     benchmarks, the Lipper Short-Intermediate Investment Grade Bond Funds Average and the Lehman Brothers Intermediate Government/Credit Bond Index, returned 10.33% and 12.49%, respectively.

     Q. What were the conditions in the bond market during the period?

     A. Bond yields fell as a significant slowdown in the U.S. economy created recessionary fears and prompted the Fed to aggressively cut short-term interest rates six times during the period. Yields on short- and intermediate-term bonds, which are strongly affected by Fed policy, declined more in that environment than did yields on long-term bonds.

     Investors early in the period favored Treasury issues over corporate bonds, due to concerns that many companies would default on their loans. However, corporate bonds delivered strong performance during the second half of the period. The Fed's aggressive rate cuts helped convince investors that an economic recovery was on the horizon, and reassured investors about the credit worthiness of many corporate bonds.

     Q. How did you position the Fund in that environment?

     A. We positioned the Fund with a longer average maturity than that of its benchmark. That strategy enabled the Fund to lock in relatively high yields and provide a steady income level as rates fell. We reduced the Fund's average maturity closer to the average maturity of the benchmark by the end of the period.

     We found opportunities during the first half of the period in neglected areas such as corporate bonds, agency issues, and mortgage-backed securities. Such issues offered attractive yields relative to Treasuries. That approach benefited performance during the second half of the period, as investors shifted money into these sectors. That said, we maintained the high credit quality of the portfolio during the period.

     Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

     A. The Fed's series of interest rate cuts during the latter half of the period should help boost economic growth in the coming months. As that occurs, we feel the Fed will likely adopt a neutral monetary policy, and the yield on short-term bonds will probably rise more than yields on bonds with five- to 10-year maturities. As the yield curve flattens, we will keep the Fund's average maturity close to that of its benchmark. Meanwhile, we expect the Fund's corporate bond holdings to benefit as the economy strengthens. As always, we will focus on high-quality issues that provide attractive yields and stable income.

________

++ The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third Bond Fund For Income/1/

                                    [CHART]

Bond Fund for Income

                   Lipper Short-       Lehman Brothers     Institutional    Investment C     Investment A
                   Intermediate        Intermediate        Shares***        Shares**         Shares*
                   Investment Grade    Government/
                   Bond Funds Average  Credit Bond Index
         7/91         $10,133             $10,000             $10,000         $10,000           $ 9,552
         7/92          10,996              11,379              11,407          11,316            10,896
         7/93          11,585              12,310              12,415          12,227            11,859
         7/94          11,752              12,424              11,958          11,687            11,422
         7/95          12,525              13,467              13,060          12,677            12,475
         7/96          13,150              14,167              13,634          13,127            13,024
         7/97          14,045              15,382              14,720          14,062            14,060
         7/98          14,811              16,432              15,637          14,835            14,937
         7/99          15,404              17,097              16,073          15,121            15,298
         7/00          16,175              17,981              16,731          15,640            15,894
         7/01          17,647              20,089              18,502          17,120            17,528

Average Annual Total Return for the Period Ended July 31, 2001/1/

               Investment A*           Investment C**        Institutional***
               -------------           --------------        ----------------
1 Year............5.33%....................9.46%..................10.58%
5 Year............5.15%....................5.46%...................6.30%
10 Year...........5.77%....................5.52%...................6.35%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Bond Fund For Income from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Bond Fund For Income includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Bond Fund For Income's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered on 1/27/97. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Credit Index, an unmanaged index generally representative of the performance of the bond market as a whole. The Fund's performance is also measured against the Lipper Short-Intermediate Investment Grade Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Intermediate Government/Credit Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Short-Intermediate Investment Grade Bond Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Quality Bond Fund

     An interview with Mitchell Stapley, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund returned 10.37% on Investment A Shares (before deduction of sales charge) during the period. That return reflected an income distribution of $0.53 per share and an increase in the Fund's net asset value from $9.38 on August 1, 2000 to $9.80 as of July 31, 2001. The Fund's benchmarks, the Lipper Intermediate Investment Grade Debt Funds Average and the Lehman Brothers Aggregate Bond Index, returned 11.72% and 12.69%, respectively.

     Q. What were conditions like in the bond market during the period?

     A. The U.S. economy during the period suffered a severe slowdown, which caused investors to fear that the economy would slide into a recession. The Fed aggressively cut short-term interest rates six times during the period, for a total reduction of 275 basis points, in an effort to re-spark economic growth. Although the Fed's rate cuts helped to forestall a recession, the economy and corporate profits remained weak throughout the period.

     Bond yields fell in that environment, as investors anticipated the Fed's rate cuts and preferred the relative safety of bonds to the volatility of stocks. Short-term fixed-income securities outperformed long-term bonds. Yields on short-term Treasury issues, which are closely linked to Fed policy, fell 237 basis points. By contrast, the yield on a 30-year Treasury bond fell 24 basis points due to fears that falling short-term rates would lead to higher inflation. Corporate bonds performed well during the second half of the period, despite the weak economy. Investors regained some confidence in corporate bonds' credit worthiness due to the Fed's rate cuts.

     Q. How did you position the Fund in that environment?

     A. We overweighted the Fund's portfolio in sectors of the bond market that offered attractive yields, such as corporate issues, government agency securities, and mortgage-backed issues. Our focus benefited the Fund's performance, as investors anticipated an economic recovery and began shifting assets out of Treasuries and into these sectors.

     Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

     A. We expect the Fed's recent interest rate cuts during 2001 to take effect soon, which will help to boost economic growth. We believe inflation will likely remain low, however, helping to stabilize yields on long-term bonds during the coming months. As always, we will focus on high-quality bonds. In particular, we will continue to look for opportunities among high-quality corporate bonds, which offer attractive yields without excessive risk.

_________
++ The composition of the Fund's portfolio is subject to change.

      Growth of $10,000 Invested in the Fifth Third Quality Bond Fund/1/

                                    [CHART]

Quality Bond
                                       Lipper
                      Lehman         Intermediate
                     Brothers        Investment
                    Aggregate        Grade Debt      Institutional         Investment B         Investment C          Investment A
                    Bond Index      Funds Average      Shares***             Shares**             Shares**                Shares*
         7/91         $10,000          $10,216          $10,000                $10,000              $10,000               $ 9,551
         7/92          11,479           11,509           11,411                 11,320               11,333                10,898
         7/93          12,647           12,678           12,246                 12,068               12,068                11,696
         7/94          12,657           12,636           12,092                 11,810               11,829                11,549
         7/95          13,937           13,801           13,167                 12,776               12,786                12,575
         7/96          14,707           14,538           13,744                 13,170               13,179                13,060
         7/97          16,292           16,108           15,039                 14,312               14,308                14,290
         7/98          17,573           17,271           16,079                 15,159               15,197                15,278
         7/99          18,009           17,565           16,317                 15,282               15,265                15,471
         7/00          19,083           18,413           17,078                 15,892               15,829                16,153
         7/01          21,505           20,649           18,888                 17,405               17,353                17,828

Average Annual Total Return for the Period Ended July 31, 2001/1/

            Investment A*     Investment B**  Investment C**    Institutional***
            -------------     --------------  --------------    ----------------
1 Year..........5.43%.............4.63%...........9.52%...............10.59%
5 Year..........5.44%.............5.33%...........5.74%................6.56%
10 Year.........5.95%.............5.67%...........5.70%................6.57%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Quality Bond Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Quality Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Quality Bond Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C
Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to refl ect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest

Fifth Third U.S. Government Securities Fund

An interview with Mitchell Stapley, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 2001?

A. The Fund posted a total return of 10.76% on Investment A Shares (before deduction of sales charge). That return reflected an income distribution of $0.50 per share and an increase in the Fund's net asset value from $9.55 per share on August 1, 2000 to $10.06 per share as of July 31, 2001. The Fund's benchmarks, the Lehman Brothers Intermediate Government Bond Index and the Lipper Short-Intermediate U.S. Government Bond Funds Average, the Fund's benchmarks, returned 11.73% and 10.20% respectively.

Q. What were conditions like in the bond market during the period?

A. The bond market during the period was characterized by a slowdown in economic growth that caused investors to fear that the economy would experience a recession. Investors looking for relatively safe investments as the economy and stock market weakened began investing heavily in Treasury issues. In January the Fed began cutting interest rates in an effort to spur economic growth. The Fed cut rates six times, during the period, for a total reduction of 275 basis points. Short-term Treasury securities, which are strongly affected by Fed policy, outperformed long-term Treasuries in that environment.

Q. How did you position the Fund in that environment?

A. The average maturity of the Fund's portfolio was slightly longer than that of its benchmark during the period. That approach benefited the Fund as rates fell. The Fund was overweighted relative to its benchmark in agency securities. We believed investors' perception that agency securities were risky was unwarranted. Meanwhile, agencies were inexpensive and had strong fundamentals. We feel that strategy helped performance, as the yield gap between agency issues and Treasury securities narrowed later in the period.

Q. What is your outlook for the bond market going forward?

A. We think that the Fed's rate cuts will modestly boost economic growth during the coming months, and that inflation will remain low. The Fed will likely adopt a neutral monetary policy in that environment. We will maintain an overweight position in agency securities for the additional yield they provide over Treasury securities. As always, we will aim to provide an attractive level of current income and look for opportunities to lock in high yields without exposing shareholders to excessive risk.

__________

++ The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third U.S. Government Securities Fund/1/

                                    [CHART]

U.S. Government Securities

                    Lehman          Lipper Short-    Institutional        Investment C         Investment A
                    Brothers        Intermediate       Shares***             Shares**              Shares*
                    Intermediate    U.S. Government
                    Government      Bond Funds
                    Bond Index      Average

         7/91         $10,000         $10,133            $10,000             $10,000               $ 9,549
         7/92          11,379          10,996             10,890              10,805                10,399
         7/93          12,310          11,585             11,525              11,341                11,005
         7/94          12,424          11,752             11,538              11,277                11,017
         7/95          13,467          12,525             12,421              12,043                11,861
         7/96          14,167          13,150             12,872              12,398                12,291
         7/97          15,382          14,045             13,879              13,255                13,253
         7/98          16,432          14,811             14,736              13,943                14,071
         7/99          17,097          15,404             15,202              14,266                14,477
         7/00          17,981          16,175             15,862              14,786                15,085
         7/01          20,089          17,647             17,622              16,261                16,709

Average Annual Total Return for the Period Ended July 31, 2001/1/

            Investment A*                 Investment C**      Institutional***
            -------------                 --------------      ----------------
1 Year..........5.78%........................9.98%................11.10%
5 Year..........5.36%........................5.57%.................6.48%
10 Year.........5.27%........................4.98%.................5.83%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Government Securities Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the U.S. Government Securities Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the U.S. Government Securities Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered on 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of intermediate-term government bonds, and the Lipper Short-Intermediate U.S. Government Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Short-Intermediate U.S. Government Bond Funds Average and the Fund's performance reflect the deduction for fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Municipal Bond Fund+

     An interview with Michael Martin, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund's total return on Investment A Shares (before deduction of sales charge) was 7.91%. That return reflected an income distribution of $0.44 per share, and an increase in the Fund's net asset value from $11.46 to $11.91 per share. The Fund's benchmarks, the Lipper Intermediate Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, returned 8.55% and 10.08%, respectively.

     Q. What were conditions like in the municipal bond market during the period?

     A. A significant slowdown in the U.S. economic growth rate caused investors to fear that the economy would slide into a recession. The Fed cut short-term interest rates six times during the period, by a total of
     2.75 percentage points, in an effort to ignite the economy.

     Municipal bonds performed well during the period, as investors anticipated the Fed's interest rate cuts. The yield on 10-year AAA-rated general obligation bonds began the period at 4.83%, and fell during most of the period. Yields rose temporarily in April as investors sold municipal securities to pay their taxes. However, yields fell during the rest of the period as the economy remained weak and the Fed continued to ease its monetary policy. The yield on 10-year AAA-rated general obligation bonds finished the period at 4.22%. Short- and intermediate-term municipal securities, which are strongly affected by Fed policy, outperformed long-term issues.

     The supply of municipal bonds was high during the period. But strong retail demand helped offset that supply, as investors shifted money into the municipal bond market due to economic weakness and stock market volatility.

     Q. How did you position the Fund in that environment?

     A. The Fund's average maturity is typically longer than its benchmark. We believe that approach helped the Fund's performance during the period. The Fund's average maturity on August 1, 2000 was 7.1 years. We reduced the average maturity during the second half of the period, locking in gains as yields fell. The Fund's average maturity stood at 6.3 years on July 31, 2001. We maintained our focus on high-quality municipal securities. The average credit rating of the Fund's portfolio was Aa1 during the period.++

     Q. What is your outlook for the municipal bond market, and how will you manage the Fund going forward?

     A. We feel the strength of the U.S. economy remains a primary concern for investors. The Fed may continue to cut short-term rates if economic growth remains weak. However, it appears that the worst of the economic slowdown is over. The Fed in that environment will probably stop cutting rates and shift its monetary policy to a more neutral position. We believe that bonds will trade in a narrow range until there are clearer signs about the economy's prospects. Yields may rise later in 2001 if the economy improves. We will continue to favor high-quality municipal securities, and take advantage of rate increases to purchase such issues at attractive yields. We have adopted a somewhat defensive strategy by purchasing municipal bonds that have large coupons priced to a shorter call. Such bonds will likely perform relatively well if yields on municipal securities start to increase.

__________

 + Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++   The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third Municipal Bond Fund/1/

                                    [CHART]

Municipal Bond
                       Lipper         Lehman       Institutional         Investment C         Investment A
                    Intermediate      Brothers       Shares***            Shares**               Shares*
                      Municipal    Municipal Bond
                     Debt Funds        Index
                      Average
         7/91         $10,102         $10,000         $10,000               $10,000             $ 9,551
         7/92          11,216          11,375          11,016                10,931              10,522
         7/93          12,013          12,380          11,596                11,422              11,075
         7/94          12,301          12,611          11,760                11,495              11,232
         7/95          13,110          13,605          12,361                11,998              11,806
         7/96          13,784          14,503          12,863                12,390              12,286
         7/97          14,947          15,992          13,775                13,174              13,157
         7/98          15,672          16,949          14,365                13,627              13,721
         7/99          16,051          17,437          14,606                13,738              13,934
         7/00          16,616          18,190          14,953                13,922              14,222
         7/01          18,057          20,025          16,181                14,937              15,346

Average Annual Total Return for the Period Ended July 31, 2000/1/

            Investment A*        Investment C**      Institutional***
            -------------        --------------      ----------------
1 Year..........3.05%...............7.29%................8.21%
5 Year..........3.60%...............3.81%................4.70%
10 Year.........4.38%...............4.09%................4.93%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Municipal Bond Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Municipal Bond Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered on 1/27/97. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment C Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is generally representative of the municipal bond market. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

Fifth Third Ohio Tax Free Bond Fund+

     An interview with Jim Bernard, portfolio manager.

     Q. How did the Fund perform during the
     12-month period ended July 31, 2001?

     A. The Fund delivered an 8.04% total return on Investment A Shares (before deduction of sales charge). The Fund distributed $0.39 per share, and its net asset value increased from $9.89 to $10.28 per share. The Fund's benchmarks, the Lipper Intermediate Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, returned 8.55% and 10.08%, respectively.

     Q. What were the conditions in the municipal bond market during the period?

     A. Municipal bond yields fell during the period, pushing the price of municipals higher. U.S. economic growth slowed significantly, causing recessionary fears among investors. The Fed aggressively sought to spark economic growth by reducing short-term interest rates six times during the period, for a total decrease of 275 basis points. In that environment, short- and intermediate-term municipal securities outperformed longer-term issues. For example, the yield on a two-year AAA-rated general obligation security fell by 1.41 percentage points, while the yield on a 30-year AAA-rated G.O. declined by 0.53 percentage points.

     The supply of new municipal issues was strong during the period, due to re-fundings and increased demand in Ohio for financing. However, that supply of muni bonds was met with extremely strong demand from investors looking for relative safety in the wake of the economic slowdown and falling stock prices.

     Q. How did you manage the Fund in that environment?

     A. We extended the Fund's duration to a position slightly longer than its benchmark, in anticipation that the economic slowdown would cause the Fed to cut rates. The Fund's duration dropped from 7.0 years to 6.1 years in January. That position benefited the Fund's performance as rates fell during the period. Furthermore, we were able to capture relatively high yields for shareholder. The Fund's duration at the end of the period stood at 5.3 years.++

     Our continued focus on high-quality municipal issues also benefited performance. The additional yield on lower-rated bonds was not enough to justify their extra risk, especially in a weak economic environment. We favored high-quality insured revenue bonds and general obligation securities rated A and higher.

     Q. What is your outlook for the Ohio municipal bond market, and how will you position the Fund in that environment?

     A. We believe the current economic slowdown will not likely lead to a deep recession. However, we believe that the economy will remain weak for the next several quarters, and that a recovery will not occur until some time in 2002. The Fed therefore may need to cut short-term interest rates further in order to boost economic growth and forestall recession. Meanwhile, the Ohio municipal market is financially strong, and should remain healthy despite the weakness of the overall economy. Therefore, we expect to see an increase in demand for Ohio municipal bonds during the coming months.

     We will favor intermediate- and long-term municipal bonds, which should offer relatively attractive yields if the Fed makes more cuts in short-term rates. We will maintain the Fund's high credit quality by investing in insured securities and bonds rated A or higher, which should deliver strong performance in a slow-growth economy. We also will look to further diversify the Fund by investing in pre-refunded bonds which trade at attractive prices.

__________
+ Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third Ohio Tax Free Bond Fund/1/

                                    [CHART]

Ohio Tax Free
                       Lehman         Lipper       Institutional         Investment C       Investment B           Investment A
                      Brothers     Intermediate       Shares***            Shares**            Shares**               Shares*
                     Municipal     Municipal Debt
                     Bond Index    Funds Average
         7/91         $10,000        $10,102         $10,000               $10,000             $10,000              $ 9,548
         7/92          11,375         11,216          11,107                11,024              11,029               10,606
         7/93          12,380         12,013          11,533                11,361              11,368               11,012
         7/94          12,611         12,301          11,758                11,498              11,500               11,227
         7/95          13,605         13,110          12,583                12,210              12,206               12,015
         7/96          14,503         13,784          13,127                12,623              12,647               12,535
         7/97          15,992         14,947          14,110                13,485              13,485               13,473
         7/98          16,949         15,672          14,729                13,965              13,971               14,064
         7/99          17,437         16,051          15,004                14,123              14,088               14,291
         7/00          18,190         16,616          15,457                14,440              14,382               14,700
         7/01          20,025         18,057          16,737                15,495              15,311               15,883

Average Annual Total Return for the Period Ended July 31, 20011

           Investment A*     Investment B**   Investment C**   Institutional***
           ------------      ------------     ------------     -------------
1 Year........3.14%..............1.46%............7.31%.............8.28%
5 Year........3.89%..............3.55%............4.19%.............4.98%
10 Year.......4.74%..............4.35%............4.48%.............5.29%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The chart represents historical performance of a hypothetical investment of $10,000 in the Ohio Tax Free Bond Fund from 7/31/91 to 7/31/01, and represents the reinvestment of dividends and capital gains in the Fund.

/1/ The quoted performance of the Ohio Tax Free Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/91, and prior to the Ohio Tax Free Bond Fund's commencement of operations on 5/27/93, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment B Shares and Investment C Shares were initially offered on 10/11/00 and 4/25/96, respectively. The performance figures for Investment B and C
Shares for periods prior to such date represent the performance for Investment A Shares of the Fund adjusted to reflect fees charged by Investment B and C Shares. Investment B Shares are subject to a 5.00% contingent deferred sales charge and 12b-1 fees of 1.00% of daily net assets of Investment B Shares. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00% and administrative service fees at a rate of 0.25% and Rule 12b-1 fees of 0.75% of the average daily net asset value of Investment C Shares. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

                      This page intentionally left blank.

Fifth Third Quality Growth Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                         Security
  Shares               Description                  Value
 --------- -----------------------------------   -----------
 Common Stocks - 98.4%
           Banking - 13.6%
           -----------------------------------
 1,015,000 Bank of New York Co., Inc.            $    45,533
   241,000 First Tennessee National Corp.              8,290
 1,130,000 Mellon Financial Corp.                     42,963
   290,000 SouthTrust Corp.                            7,444
   945,000 Wells Fargo Co.                            43,527
           -----------------------------------   -----------
           Total                                     147,757
           -----------------------------------   -----------
           Business Services - 2.2%
           -----------------------------------
   480,000 Cintas Corp.                               24,082
           -----------------------------------   -----------
           Computer Software & Services - 7.8%
           -----------------------------------
   735,000 Microsoft Corp. (b)                        48,650
 1,390,000 Oracle Corp. (b)                           25,131
   285,000 Siebel Systems, Inc. (b)                    9,821
           -----------------------------------   -----------
           Total                                      83,602
           -----------------------------------   -----------
           Computer Systems & Equipment - 4.8%
           -----------------------------------
   880,000 Cisco Systems, Inc. (b)                    16,914
   338,000 IBM Corp.                                  35,561
           -----------------------------------   -----------
           Total                                      52,475
           -----------------------------------   -----------
           Consumer Cyclicals - 0.9%
           -----------------------------------
   285,000 Carnival Corp.                              9,519
           -----------------------------------   -----------
           Consumer Products - 0.4%
           -----------------------------------
    67,000 Procter & Gamble Co.                        4,758
           -----------------------------------   -----------
           Electrical Equipment - 2.0%
           -----------------------------------
   495,000 General Electric Co.                       21,532
           -----------------------------------   -----------
           Electronics - 14.0%
           -----------------------------------
   268,000 Agilent Technologies (b)                    7,667
   235,000 Applied Materials, Inc. (b)                10,777
   510,000 Corning, Inc.                               7,987
   320,000 EMC Corp. (b)                               6,310
   450,000 Flextronics International, Ltd. (b)        12,236
 1,310,000 Intel Corp.                                39,051
   255,000 Maxim Integrated Products, Inc. (b)        11,773
   245,000 Nokia Corp. ADR                             5,343
   125,000 PMC Sierra, Inc. (b)                        3,789
   980,000 Tellabs, Inc. (b)                          16,141
   885,000 Texas Instruments, Inc.                    30,533
           -----------------------------------   -----------
           Total                                     151,607
           -----------------------------------   -----------
           Energy - 4.0%
           -----------------------------------
    62,000 Chevron Corp.                               5,666
   175,000 Enron Corp.                                 7,936
   360,000 Exxon Mobil Corp.                          15,034

                     Security
  Shares            Description             Value
 --------- ----------------------------   ----------
           Energy (continued)
           ----------------------------
   245,000 Schlumberger, Ltd.             $   13,169
    50,000 Transocean Sedco Forex, Inc.        1,614
           ----------------------------   ----------
           Total                              43,419
           ----------------------------   ----------
           Financial Services - 10.9%
           ----------------------------
   242,000 Capital One Financial Corp.        15,553
   290,000 Citigroup, Inc.                    14,561
   585,000 Freddie Mac                        40,037
   418,000 Marsh & McLennan Cos., Inc.        41,967
   420,000 Schwab (Charles) Corp.              6,296
           ----------------------------   ----------
           Total                             118,414
           ----------------------------   ----------
           Healthcare - 4.6%
           ----------------------------
   295,000 Baxter International, Inc.         14,691
   615,000 Guidant Corp.                      19,606
   330,000 Medtronic, Inc.                    15,850
           ----------------------------   ----------
           Total                              50,147
           ----------------------------   ----------
           Insurance - 1.1%
           ----------------------------
   141,000 American International
            Group, Inc.                       11,738
           ----------------------------   ----------
           Manufacturing - 6.9%
           ----------------------------
   345,000 Illinois Tool Works, Inc.          21,735
   995,000 Tyco International, Ltd.           52,934
           ----------------------------   ----------
           Total                              74,669
           ----------------------------   ----------
           Medical Distribution - 2.8%
           ----------------------------
   405,000 Cardinal Health, Inc.              29,820
           ----------------------------   ----------
           Pharmaceuticals - 5.9%
           ----------------------------
   215,000 American Home Products Corp.       12,967
   375,000 Amgen, Inc. (b)                    23,516
   225,000 Medimmune, Inc. (b)                 8,667
   460,000 Pfizer, Inc.                       18,961
           ----------------------------   ----------
           Total                              64,111
           ----------------------------   ----------
           Retail - 14.1%
           ----------------------------
   880,000 Home Depot, Inc.                   44,326
 1,465,000 Lowe's Cos., Inc.                  55,934
   575,000 Target Corp.                       22,253
   545,000 Wal-Mart Stores, Inc.              30,466
           ----------------------------   ----------
           Total                             152,979
           ----------------------------   ----------
           Telecommunications - 2.4%
           ----------------------------
   170,000 Alltel Corp.                       10,480
 1,075,000 WorldCom, Inc. (b)                 15,050
           ----------------------------   ----------
           Total                              25,530
           ----------------------------   ----------
           Total Common Stocks             1,066,159
           ----------------------------   ----------

                                 - Continued -

Fifth Third Quality Growth Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                           Value
 --------- -------------------------------------------------------   ----------
 Repurchase Agreement - 1.6%
  $16,783  Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $17,120.            $   16,783
           -------------------------------------------------------   ----------
           Total Repurchase Agreement                                    16,783
           -------------------------------------------------------   ----------
           Total Investments (Cost $935,430) (a) - 100.0%             1,082,942
           -------------------------------------------------------   ----------
           Other assets in excess of liabilities - 0.0%                     123
           -------------------------------------------------------   ----------
           NET ASSETS - 100.0%                                       $1,083,065
           -------------------------------------------------------   ----------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $32. Cost for federal tax purposes differs from value by net unrealized appreciation of $147,480, which is composed of $274,586 appreciation and $127,106 depreciation at July 31, 2001.
(b) Non-income producing security.
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Equity Income Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                     Security
 Shares            Description              Value
 ------- -------------------------------   --------
 Common Stocks - 96.2%
         Banking - 24.6%
         -------------------------------
 133,000 Bank of New York Co., Inc.        $  5,966
 100,000 First Tennessee National Corp.       3,440
 118,400 Mellon Financial Corp.               4,502
  79,900 National Commerce Bancorp.           2,101
 213,000 SouthTrust Corp.                     5,468
   8,100 Washington Mutual, Inc.                328
 120,800 Wells Fargo Co.                      5,564
         -------------------------------   --------
         Total                               27,369
         -------------------------------   --------
         Chemicals - 0.7%
         -------------------------------
  18,350 Ecolab, Inc.                           735
         -------------------------------   --------
         Computer Software & Services - 3.9%
         -------------------------------
  19,000 Automatic Data Processing, Inc.        968
  17,000 Microsoft Corp. (b)                  1,125
  59,000 Oracle Corp. (b)                     1,067
  29,000 Paychex, Inc.                        1,140
         -------------------------------   --------
         Total                                4,300
         -------------------------------   --------
         Computer Systems & Equipment - 1.9%
         -------------------------------
  37,450 Cisco Systems, Inc. (b)                720
  12,900 IBM Corp.                            1,357
         -------------------------------   --------
         Total                                2,077
         -------------------------------   --------
         Electrical Equipment - 5.4%
         -------------------------------
  33,800 Emerson Electric Co.                 1,939
  92,400 General Electric Co.                 4,019
         -------------------------------   --------
         Total                                5,958
         -------------------------------   --------
         Electronics - 2.9%
         -------------------------------
  44,200 EMC Corp. (b)                          872
  26,000 Intel Corp.                            775
  34,800 Tellabs, Inc. (b)                      573
  30,000 Texas Instruments, Inc.              1,035
         -------------------------------   --------
         Total                                3,255
         -------------------------------   --------
         Energy - 3.0%
         -------------------------------
  82,850 Exxon Mobil Corp.                    3,460
         -------------------------------   --------
         Financial Services - 9.4%
         -------------------------------
  78,000 A.G. Edwards, Inc.                   3,413
  18,600 Fannie Mae                           1,548
  55,000 Marsh & McLennan Cos., Inc.          5,522
         -------------------------------   --------
         Total                               10,483
         -------------------------------   --------
         Food - 1.7%
         -------------------------------
  68,400 Sysco Corp.                          1,836
         -------------------------------   --------

                  Security
 Shares          Description           Value
 ------- --------------------------   --------
         Healthcare - 1.2%
         --------------------------
  16,500 Guidant, Corp.               $    526
  16,200 Medtronic, Inc.                   778
         --------------------------   --------
         Total                           1,304
         --------------------------   --------
         Insurance - 0.9%
         --------------------------
  25,500 Cincinnati Financial Corp.      1,005
         --------------------------   --------
         Manufacturing - 0.7%
         --------------------------
  13,100 Illinois Tool Works, Inc.         825
         --------------------------   --------
         Media/Publishing - 0.5%
         --------------------------
   5,750 Omnicom Group                     502
         --------------------------   --------
         Office Equipment & Supplies - 2.4%
         --------------------------
  52,000 Avery Dennison Corp.            2,666
         --------------------------   --------
         Pharmaceuticals - 18.2%
         --------------------------
  71,000 Abbott Laboratories             3,805
  37,600 Amgen, Inc. (b)                 2,358
  50,000 Bristol-Myers Squibb Co.        2,957
  77,800 Johnson & Johnson               4,209
  40,000 Merck & Co., Inc.               2,719
 103,125 Pfizer, Inc.                    4,251
         --------------------------   --------
         Total                          20,299
         --------------------------   --------
         Retail - 2.6%
         --------------------------
  22,500 Home Depot, Inc.                1,133
  30,000 Target Corp.                    1,161
  10,500 Wal-Mart Stores, Inc.             587
         --------------------------   --------
         Total                           2,881
         --------------------------   --------
         Telecommunications - 4.1%
         --------------------------
  44,000 Alltel Corp.                    2,713
  40,000 SBC Communications, Inc.        1,801
         --------------------------   --------
         Total                           4,514
         --------------------------   --------
         Transportation - 5.4%
         --------------------------
 150,000 GATX Corp.                      6,022
         --------------------------   --------
         Utilities / Electric - 2.0%
         --------------------------
  72,500 Cinergy Corp.                   2,240
         --------------------------   --------
         Utilities / Natural Gas - 4.7%
         --------------------------
 199,000 NiSource, Inc.                  5,246
         --------------------------   --------
         Total Common Stocks           106,977
         --------------------------   --------

                                 - Continued -

Fifth Third Equity Income Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   --------
 Repurchase Agreement - 3.8%
  $4,095   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $4,181.             $  4,095
           -------------------------------------------------------   --------
           Total Repurchase Agreement                                   4,095
           -------------------------------------------------------   --------
           Total Investments (Cost $81,948) (a) - 99.8%               111,072
           -------------------------------------------------------   --------
           Other assets in excess of liabilities -  0.2%                  263
           -------------------------------------------------------   --------
           NET ASSETS - 100.0%                                       $111,335
           -------------------------------------------------------   --------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $137. Cost for federal tax purposes differs from value by net unrealized appreciation of $28,987, which is composed of $34,066 appreciation and $5,079 depreciation at July 31, 2001.
(b)  Non-income producing security.
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Pinnacle Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                   Security
 Shares          Description             Value
 ------ -----------------------------   -------
 Common Stocks - 96.9%
        Computer Software & Services - 6.7%
        -----------------------------
 29,875 First Data Corp.                $ 2,071
 55,120 Oracle Corp. (b)                    997
 15,100 Siebel Systems, Inc. (b)            520
        -----------------------------   -------
        Total                             3,588
        -----------------------------   -------
        Computer Systems & Equipment - 3.6%
        -----------------------------
 43,405 Cisco Systems, Inc. (b)             834
 10,225 IBM Corp.                         1,076
        -----------------------------   -------
        Total                             1,910
        -----------------------------   -------
        Consumer Products - 1.9%
        -----------------------------
 11,875 Quaker Oats Co.                   1,045
        -----------------------------   -------
        Data Security - 1.7%
        -----------------------------
 16,875 VeriSign, Inc. (b)                  922
        -----------------------------   -------
        Diversified Operations - 3.1%
        -----------------------------
 80,575 Cendant Corp. (b)                 1,640
        -----------------------------   -------
        Electrical Equipment - 2.1%
        -----------------------------
 26,067 General Electric Co.              1,134
        -----------------------------   -------
        Electronics - 2.1%
        -----------------------------
 32,880 Texas Instruments, Inc.           1,134
        -----------------------------   -------
        Energy - 9.0%
        -----------------------------
 43,975 Dynegy, Inc.                      2,039
 38,425 Enron Corp.                       1,742
 25,076 Exxon Mobil Corp.                 1,047
        -----------------------------   -------
        Total                             4,828
        -----------------------------   -------
        Financial Services - 14.4%
        -----------------------------
 22,300 Citigroup, Inc.                   1,120
 27,000 Freddie Mac                       1,848
 26,935 Household International, Inc.     1,785
 20,975 MBNA Corp.                          742
 21,754 Merrill Lynch & Co., Inc.         1,180
 12,700 USA Education, Inc.               1,017
        -----------------------------   -------
        Total                             7,692
        -----------------------------   -------
        Food and Beverages - 2.7%
        -----------------------------
 27,000 Kraft Foods, Inc. (b)               836
 12,575 Pepsico, Inc.                       586
        -----------------------------   -------
        Total                             1,422
        -----------------------------   -------
        Healthcare - 10.4%
        -----------------------------
 28,350 Baxter International, Inc.        1,412
 47,900 HCA- The Healthcare Co.           2,201
 15,250 Quest Diagnostics, Inc. (b)       1,054
 16,800 Tenet Healthcare Corp.              933
        -----------------------------   -------
        Total                             5,600
        -----------------------------   -------

 Shares or
 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   -------
           Insurance - 2.3%
           -------------------------------------------------------
  14,743   American International Group, Inc.                        $ 1,227
           -------------------------------------------------------   -------
           Manufacturing - 8.1%
           -------------------------------------------------------
  46,025   Tyco International, Ltd.                                    2,449
  26,100   United Technologies Corp.                                   1,916
           -------------------------------------------------------   -------
           Total                                                       4,365
           -------------------------------------------------------   -------
           Media/Publishing - 5.2%
           -------------------------------------------------------
  38,675   AOL Time Warner, Inc. (b)                                   1,758
  12,042   Omnicom Group, Inc.                                         1,052
           -------------------------------------------------------   -------
           Total                                                       2,810
           -------------------------------------------------------   -------
           Pharmaceuticals - 13.8%
           -------------------------------------------------------
  32,550   Elan Corp. PLC ADR (b)                                      1,880
  22,675   Forest Laboratories, Inc. (b)                               1,781
  25,550   Johnson & Johnson                                           1,382
  12,450   Lilly, Eli & Co.                                              987
  32,907   Pfizer, Inc.                                                1,356
           -------------------------------------------------------   -------
           Total                                                       7,386
           -------------------------------------------------------   -------
           Retail - 4.4%
           -------------------------------------------------------
  23,307   Home Depot, Inc.                                            1,174
  21,067   Wal-Mart Stores, Inc.                                       1,178
           -------------------------------------------------------   -------
           Total                                                       2,352
           -------------------------------------------------------   -------
           Telecommunications - 3.0%
           -------------------------------------------------------
  61,800   Sprint Corp. (PCS Group) (b)                                1,602
           -------------------------------------------------------   -------
           Transportation - 1.0%
           -------------------------------------------------------
  27,875   Southwest Airlines, Inc.                                      558
           -------------------------------------------------------   -------
           Waste Management -  1.4%
           -------------------------------------------------------
  23,675   Waste Management, Inc.                                        734
           -------------------------------------------------------   -------
           Total Common Stocks                                        51,949
           -------------------------------------------------------   -------
 Money Market - 0.0%
   6,000   Fidelity Institutional Cash Porfolio                            6
           -------------------------------------------------------   -------
           Total Money Market                                              6
           -------------------------------------------------------   -------
 Repurchase Agreement - 2.5%
  $1,320   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $1,350.               1,320
           -------------------------------------------------------   -------
           Total Repurchase Agreement                                  1,320
           -------------------------------------------------------   -------
           Total Investments (Cost $49,323) (a) -99.4%                53,275
           -------------------------------------------------------   -------
           Other assets in excess of liabilities -0.6%                   339
           -------------------------------------------------------   -------
           Net Assets - 100%                                         $53,614
           -------------------------------------------------------   -------

                                 - Continued -

Fifth Third Pinnacle Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $539. Cost for federal tax purposes differs from value by net unrealized appreciation of $3,413, which is composed of $5,623 appreciation and $2,210 depreciation at July 31, 2001.
(b)  Non-income producing security.
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Balanced Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                     Security
 Shares            Description               Value
 ------- -------------------------------    -------
 Common Stocks - 69.6%
         Banking - 11.1%
         -------------------------------
 145,000 Bank of New York Co., Inc.         $ 6,505
 140,000 First Tennessee National Corp.       4,816
 150,000 Mellon Financial Corp.               5,703
 200,000 National Commerce Bancorp            5,260
 120,000 North Fork Bancorp                   3,893
 160,000 SouthTrust Corp.                     4,107
 150,000 Wells Fargo Co.                      6,909
         -------------------------------    -------
         Total                               37,193
         -------------------------------    -------
         Business Services - 1.2%
         -------------------------------
  50,000 Cintas Corp.                         2,508
  25,000 Fastenal Co.                         1,637
         -------------------------------    -------
         Total                                4,145
         -------------------------------    -------
         Computer Software & Services - 5.6%
         -------------------------------
 100,000 BMC Software, Inc. (b)               2,000
  35,000 Comverse Technology, Inc. (b)          990
  80,000 Convergys Corp. (b)                  2,492
  20,000 Fiserv, Inc. (b)                     1,148
  18,000 Internet Security Systems (b)          414
  70,000 Microsoft Corp. (b)                  4,633
 140,000 Oracle Corp. (b)                     2,531
  60,000 Siebel Systems, Inc. (b)             2,068
  60,000 SunGard Data Systems, Inc. (b)       1,636
  60,000 Wind River Systems, Inc. (b)           859
         -------------------------------    -------
         Total                               18,771
         -------------------------------    -------
         Computer Systems & Equipment - 1.2%
         -------------------------------
 100,000 Cisco Systems, Inc. (b)              1,922
  18,000 IBM Corp.                            1,894
         -------------------------------    -------
         Total                                3,816
         -------------------------------    -------
         Consumer Cyclicals - 0.5%
         -------------------------------
  50,000 Carnival Corp.                       1,670
         -------------------------------    -------
         Consumer Products - 0.2%
         -------------------------------
   8,000 Procter & Gamble Co.                   568
         -------------------------------    -------
         Electrical Equipment - 0.3%
         -------------------------------
  20,000 General Electric Co.                   870
         -------------------------------    -------
         Electronics - 15.7%
         -------------------------------
 285,000 ADC Telecommunications, Inc. (b)     1,399
  62,000 AXT, Inc. (b)                        1,332
  50,000 Agilent Technologies, Inc. (b)       1,430
  36,000 Altera Corp. (b)                     1,082
 100,000 Amkor Technology, Inc. (b)           1,820
 160,000 Analog Devices, Inc. (b)             7,360
  40,000 Applied Materials, Inc. (b)          1,834

                         Security
 Shares                Description                   Value
 ------- ---------------------------------------    -------
         Electronics (continued)
         ---------------------------------------
  45,000 Corning, Inc.                              $   705
  60,000 Cree, Inc. (b)                               1,468
  35,000 EMC Corp. (b)                                  690
 110,000 Integrated Circuit Systems, Inc. (b)         2,123
  85,000 Integrated Device Technologies, Inc. (b)     3,132
 110,000 Intel Corp.                                  3,279
  60,000 Maxim Integrated Products, Inc. (b)          2,770
 130,000 Microchip Technology, Inc. (b)               4,719
  60,000 Nokia Corp. ADR                              1,309
  30,000 PMC - Sierra (b)                               909
  60,000 QLogic Corp. (b)                             2,305
 190,000 Tellabs, Inc. (b)                            3,129
 195,000 Texas Instruments, Inc.                      6,728
  26,000 Vitesse Semiconductor Corp. (b)                512
  90,000 Waters Corp. (b)                             2,655
         ---------------------------------------    -------
         Total                                       52,690
         ---------------------------------------    -------
         Energy - 2.8%
         ---------------------------------------
   8,000 Chevron Corp.                                  731
  23,000 Enron Corp.                                  1,043
  20,000 Exxon Mobil Corp.                              835
  60,000 Schlumberger, Ltd.                           3,225
  30,000 Transocean Sedco Forex, Inc.                   969
 150,000 Varco International, Inc. (b)                2,406
         ---------------------------------------    -------
         Total                                        9,209
         ---------------------------------------    -------
         Financial Services - 7.3%
         ---------------------------------------
  60,000 A.G. Edwards, Inc.                           2,625
  25,000 Capital One Financial Corp.                  1,607
 100,000 Citigroup, Inc.                              5,021
  50,000 Freddie Mac                                  3,422
  55,000 Marsh & McLennan Cos., Inc.                  5,522
  85,000 Schwab (Charles) Corp.                       1,274
  75,000 Stilwell Financial, Inc.                     2,224
  75,000 T Rowe Price Group, Inc.                     2,847
         ---------------------------------------    -------
         Total                                       24,542
         ---------------------------------------    -------
         Healthcare - 2.4%
         ---------------------------------------
  40,000 Baxter International, Inc.                   1,992
  30,000 Biomet, Inc.                                 1,456
  65,000 Guidant Corp.                                2,072
  50,000 Medtronic, Inc.                              2,402
         ---------------------------------------    -------
         Total                                        7,922
         ---------------------------------------    -------
         Insurance - 0.9%
         ---------------------------------------
  35,000 American International Group, Inc.           2,914
         ---------------------------------------    -------
         Manufacturing - 5.9%
         ---------------------------------------
  54,000 Artesyn Technologies, Inc. (b)                 573
 210,000 Flextronics International, Ltd. (b)          5,710
  30,000 Illinois Tool Works, Inc.                    1,890
 120,000 Jabil Circuit, Inc. (b)                      3,900

                                 - Continued -

Fifth Third Balanced Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

 Shares or
 Principal                      Security
  Amount                       Description                       Value
 --------- --------------------------------------------------   --------
           Manufacturing (continued)
           --------------------------------------------------
  135,000  Tyco International, Ltd.                             $  7,182
   15,000  Zebra Technologies Corp., Class A (b)                     634
           --------------------------------------------------   --------
           Total                                                  19,889
           --------------------------------------------------   --------
           Medical Distribution - 0.4%
           --------------------------------------------------
   20,000  Cardinal Health, Inc.                                   1,473
           --------------------------------------------------   --------
           Pharmaceuticals - 4.6%
           --------------------------------------------------
   15,000  American Home Products Corp.                              905
  100,000  Amgen, Inc. (b)                                         6,271
   45,000  Forest Laboratories, Inc. (b)                           3,535
   80,000  Medimmune, Inc. (b)                                     3,082
   40,000  Pfizer, Inc.                                            1,649
           --------------------------------------------------   --------
           Total                                                  15,442
           --------------------------------------------------   --------
           Retail - 7.8%
           --------------------------------------------------
  100,000  American Eagle Outfitters, Inc. (b)                     3,675
  140,000  Home Depot, Inc.                                        7,052
  190,000  Lowe's Cos., Inc.                                       7,254
  130,000  Target Corp.                                            5,031
   55,000  Wal-Mart Stores, Inc.                                   3,075
           --------------------------------------------------   --------
           Total                                                  26,087
           --------------------------------------------------   --------
           Telecommunications - 1.7%
           --------------------------------------------------
   30,000  Alltel Corp.                                            1,849
   70,000  Broadwing, Inc.                                         1,702
  155,000  WorldCom, Inc. (b)                                      2,170
           --------------------------------------------------   --------
           Total                                                   5,721
           --------------------------------------------------   --------
           Total Common Stocks                                   232,922
           --------------------------------------------------   --------
 Corporate Bonds - 12.2%
           --------------------------------------------------
           Asset Backed - 4.4%
           --------------------------------------------------
    1,500  Chase Manhattan Auto,
            4.550%, 8/15/05                                        1,500
    3,000  Citibank Credit, 6.875%, 11/15/07                       3,176
    3,926  Ford Credit, 5.350%, 7/15/03                            3,959
    3,000  Honda Auto Receivables,
            5.350%, 10/15/04                                       3,033
    3,000  Mellon Residential Funding Corp., 5.760%, 10/25/08      3,020
           --------------------------------------------------   --------
           Total                                                  14,688
           --------------------------------------------------   --------
           Financial - 2.3%
           --------------------------------------------------
    2,500  General Electric Global Ins.,
            7.000%, 2/15/26                                        2,587
    3,000  Lehman Brothers Corp., 7.875%, 8/15/10                  3,245
    2,000  Washington Mutual Bank,
            6.875%, 6/15/11                                        2,058
           --------------------------------------------------   --------
           Total                                                   7,890
           --------------------------------------------------   --------

 Shares or
 Principal                     Security
  Amount                      Description                      Value
 --------- ------------------------------------------------   --------
           Industrial - 5.5%
           ------------------------------------------------
   3,000   AT&T Canada Inc., 7.650%, 9/15/06                  $  2,972
   3,000   Ford Motor Co., 7.450%, 7/16/31                       3,023
   3,000   General Motors Accpetance Corp., 6.750%, 1/15/06      3,120
   1,500   Qwest Corp., 7.625%, 6/9/03                           1,566
   2,000   Target Corp., 7.000%, 7/15/31                         2,010
   3,000   Tyco International Group,
            6.750%, 2/15/11                                      3,068
   2,500   Worldcom, Inc., 6.500%, 5/15/04                       2,547
           ------------------------------------------------   --------
           Total                                                18,306
           ------------------------------------------------   --------
           Total Corporate Bonds                                40,884
           ------------------------------------------------   --------
 U.S. Government Securities - 16.2%
           Mortgage Backed Securities - 10.7%
           ------------------------------------------------
   3,317   Fannie Mae, 6.500%, 7/1/12,
            Pool #577368                                         3,401
   9,835   Fannie Mae, 6.500%, 6/1/16,
            Pool #545026                                         9,992
  10,217   Fannie Mae, 7.000%, 10/1/30,
            Pool #253514                                        10,411
       1   FHLMC, 9.500%, 10/1/02                                    1
       3   FHLMC, 8.000%, 8/1/08                                     3
   3,981   FHLMC Gold, 6.500%, 5/1/31                            3,984
   7,981   FHLMC Gold, 6.000%, 5/1/31                            7,813
           ------------------------------------------------   --------
           Total                                                35,605
           ------------------------------------------------   --------
           U.S. Government Agencies - 3.8%
           ------------------------------------------------
   8,000   Fannie Mae,
            7.000%, 7/15/05                                      8,586
   2,500   Fannie Mae, 7.250%, 1/15/10                           2,758
   1,400   FHLMC, 6.625%, 9/15/09                                1,485
           ------------------------------------------------   --------
           Total                                                12,829
           ------------------------------------------------   --------
           U.S. Treasury Bonds - 0.7%
           ------------------------------------------------
     500   7.250%, 5/15/16                                         588
   1,300   8.125%, 8/15/01                                       1,690
           ------------------------------------------------   --------
           Total                                                 2,278
           ------------------------------------------------   --------
           U.S. Treasury Notes - 1.0%
           ------------------------------------------------
   2,500   8.125%, 5/15/21                                       3,245
           ------------------------------------------------   --------
           Total U.S. Government Securities                     53,957
           ------------------------------------------------   --------

                                 - Continued -

Fifth Third Balanced Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   --------
 Repurchase Agreement - 2.4%
  $8,073   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $8,238.             $  8,073
           -------------------------------------------------------   --------
           Total Repurchase Agreement                                   8,073
           -------------------------------------------------------   --------
           Total Investments (Cost $352,249) (a) - 100.4%             335,836
           -------------------------------------------------------   --------
           Liabilities in excess of other assets -(0.4%)               (1,218)
           -------------------------------------------------------   --------
           NET ASSETS - 100.0%                                       $334,618
           -------------------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized depreciation of $16,382, which is composed of $36,785 appreciation and $53,167 depreciation at July 31, 2001.
(b)  Non-income producing security.

 Contracts                                                      Value
           Options outstanding at end of year consist of:
     69    American Eagle Outfitters, Inc., $50, 8/18/01         $ 1
     69    American Eagle Outfitters, Inc., $50, 11/17/01          7
                                                                 ---
    138    Total written call options (premiums received $39)    $ 8
                                                                 ---

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Mid Cap Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                        Security
 Shares               Description                  Value
 ------- -------------------------------------    --------
 Common Stocks - 98.9%
         Banking - 15.8%
         -------------------------------------
 384,000 First Tennessee National Corp.           $ 13,210
 305,000 National Commerce Bancorp.                  8,021
 318,000 North Fork Bancorp.                        10,316
 137,000 Regions Financial Corp.                     4,384
 450,000 SouthTrust Corp.                           11,551
         -------------------------------------    --------
         Total                                      47,482
         -------------------------------------    --------
         Biomedical - 3.6%
         -------------------------------------
 129,000 Enzon, Inc. (b)                             8,288
 350,000 Third Wave Technologies (b)                 2,590
         -------------------------------------    --------
         Total                                      10,878
         -------------------------------------    --------
         Business Services - 3.4%
         -------------------------------------
  86,000 Cintas Corp.                                4,315
  91,000 Fastenal Co.                                5,960
         -------------------------------------    --------
         Total                                      10,275
         -------------------------------------    --------
         Computer Software & Services - 12.4%
         -------------------------------------
  20,000 Affiliated Computer Services, Inc. (b)      1,657
 195,000 BMC Software, Inc. (b)                      3,900
  40,000 Citrix Systems, Inc. (b)                    1,339
  82,000 Comverse Technology, Inc. (b)               2,319
 258,000 Convergys Corp. (b)                         8,037
 210,000 Fiserv, Inc. (b)                           12,050
  37,000 Internet Security Systems, Inc. (b)           852
 202,000 Sungard Data Systems, Inc. (b)              5,509
 127,000 Wind River Systems, Inc. (b)                1,819
         -------------------------------------    --------
         Total                                      37,482
         -------------------------------------    --------
         Electronics - 23.4%
         -------------------------------------
 535,000 ADC Telecommunications, Inc. (b)            2,627
 123,000 Altera Corp. (b)                            3,697
 226,000 Amkor Technology, Inc. (b)                  4,113
 253,000 Analog Devices, Inc. (b)                   11,638
 102,000 AXT, Inc. (b)                               2,191
 151,000 Cree, Inc. (b)                              3,693
 220,000 Integrated Circuit Systems (b)              4,246
 136,000 Integrated Device Technologies (b)          5,012
 375,000 Microchip Technology, Inc. (b)             13,612
  78,000 PMC Sierra, Inc. (b)                        2,364
 173,000 QLogic Corp. (b)                            6,645
  81,000 Vitesse Semiconductor Corp. (b)             1,596
 310,000 Waters Corp. (b)                            9,145
         -------------------------------------    --------
         Total                                      70,579
         -------------------------------------    --------
         Energy - 2.0%
         -------------------------------------
 370,000 Varco International, Inc. (b)               5,935
         -------------------------------------    --------

                       Security
 Shares               Description                 Value
 ------- ------------------------------------    --------
         Financial Services - 10.2%
         ------------------------------------
 288,000 A.G. Edwards, Inc.                      $ 12,600
 276,000 Stilwell Financial, Inc.                   8,186
 264,000 T Rowe Price Associates, Inc.             10,021
         ------------------------------------    --------
         Total                                     30,807
         ------------------------------------    --------
         Healthcare - 3.4%
         ------------------------------------
 121,000 Apogent Technologies, Inc. (b)             2,910
 156,000 Biomet, Inc.                               7,574
         ------------------------------------    --------
         Total                                     10,484
         ------------------------------------    --------
         Insurance - 0.3%
         ------------------------------------
  23,000 Cincinnati Financial Corp.                   906
         ------------------------------------    --------
         Manufacturing - 9.4%
         ------------------------------------
 260,000 Artesyn Technologies, Inc. (b)             2,759
 365,000 Flextronics International, Ltd. (b)        9,924
 255,000 Jabil Circuit, Inc. (b)                    8,288
  70,000 OM Group, Inc.                             4,095
  85,000 Zebra Technologies Corp., Class A (b)      3,591
         ------------------------------------    --------
         Total                                     28,657
         ------------------------------------    --------
         Media/Publishing - 1.9%
         ------------------------------------
  66,000 Omnicom Group, Inc.                        5,766
         ------------------------------------    --------
         Medical Distribution - 1.0%
         ------------------------------------
  40,000 Cardinal Health, Inc.                      2,945
         ------------------------------------    --------
         Retail - 5.4%
         ------------------------------------
 245,000 American Eagle Outfitters, Inc. (b)        9,004
 255,000 Casey's General Stores, Inc.               3,443
  93,000 Dollar General Corp.                       1,826
  70,000 RadioShack Corp.                           1,976
         ------------------------------------    --------
         Total                                     16,249
         ------------------------------------    --------
         Pharmaceuticals - 2.7%
         ------------------------------------
 105,000 Forest Laboratories, Inc. (b)              8,248
         ------------------------------------    --------
         Telecommunications - 2.8%
         ------------------------------------
 245,000 Broadwing, Inc.                            5,956
  82,000 CenturyTel, Inc.                           2,539
         ------------------------------------    --------
         Total                                      8,495
         ------------------------------------    --------
         Transportation - 1.2%
         ------------------------------------
  90,000 GATX Corp.                                 3,613
         ------------------------------------    --------
         Total Common Stocks                      298,801
         ------------------------------------    --------

                                 - Continued -

Fifth Third Mid Cap Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   --------
 Repurchase Agreement - 1.0%
  $2,938   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03 with a value of $3,001.              $  2,938
           -------------------------------------------------------   --------
           Total Repurchase Agreements                                  2,938
           -------------------------------------------------------   --------
           Total Investments (Cost $272,956) (a) -  99.9%             301,739
           -------------------------------------------------------   --------
           Other assets in excess of liabilities -  0.1%                  340
           -------------------------------------------------------   --------
           NET ASSETS - 100.0%                                       $302,079
           -------------------------------------------------------   --------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $3. Cost for federal tax purposes differs from value by net unrealized appreciation of $28,859, which is composed of $64,315 appreciation and $35,456 depreciation at July 31, 2001.
(b) Non-income producing security.

 Contracts                                                       Value
           Options outstanding at end of year consist of:
    178    American Eagle Outfitters, Inc., $50, 8/18/01          $ 3
    178    American Eagle Outfitters, Inc., $50, 11/17/01          18
                                                                  ---
    356    Total written call options (premiums received $100)    $21
                                                                  ---

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Technology Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                     Security
 Shares             Description                Value
 ------ ----------------------------------    -------
 Common Stocks - 98.0%
        Biotechnology & Related - 7.2%
        ----------------------------------
 15,000 Amgen, Inc. (b)                       $   941
 20,000 Genentech, Inc. (b)                       846
 20,000 Medtronic, Inc.                           961
 35,000 Waters Corp. (b)                        1,033
        ----------------------------------    -------
        Total                                   3,781
        ----------------------------------    -------
        Communication Equipment - 9.0%
        ----------------------------------
 20,000 Corning, Inc.                             313
 67,500 Cisco Systems, Inc. (b)                 1,297
 12,500 Finisar Corp. (b)                         144
 25,000 JDS Uniphase Corp. (b)                    231
 35,000 Nokia Corp. ADR                           763
 12,500 Qualcomm, Inc. (b)                        790
 22,500 SBC Communications, Inc.                1,013
 10,000 Tellabs, Inc. (b)                         165
        ----------------------------------    -------
        Total                                   4,716
        ----------------------------------    -------
        Computer Software & Services - 15.2%
        ----------------------------------
 20,000 Adobe Systems, Inc.                       750
 22,500 Amdocs, Ltd. (b)                        1,014
 37,500 Comverse Technology, Inc. (b)           1,061
 25,000 Microsoft Corp. (b)                     1,655
 90,000 Oracle Corp. (b)                        1,627
 40,000 Siebel Systems, Inc. (b)                1,378
 35,000 Wind River Systems (b)                    501
        ----------------------------------    -------
        Total                                   7,986
        ----------------------------------    -------
        Computer Storage - 7.4%
        ----------------------------------
 70,000 BMC Software, Inc. (b)                  1,400
 50,000 EMC Corp. (b)                             986
 57,500 Network Appliance, Inc. (b)               718
 20,000 QLogic Corp. (b)                          768
        ----------------------------------    -------
        Total                                   3,872
        ----------------------------------    -------
        Computer Systems & Equipment - 2.0%
        ----------------------------------
 10,000 IBM Corp.                               1,052
        ----------------------------------    -------
        Data Security - 5.2%
        ----------------------------------
 22,500 Internet Security Systems, Inc. (b)       518
 20,000 Macrovision, Corp. (b)                    966
 22,500 VeriSign, Inc. (b)                      1,229
        ----------------------------------    -------
        Total                                   2,713
        ----------------------------------    -------
        Diversified Hardware - 12.6%
        ----------------------------------
 40,000 Agilent Technologies, Inc. (b)          1,144
 30,000 Applied Materials, Inc. (b)             1,376
 35,000 Dell Computer Corp. (b)                   942
 17,000 Lexmark International, Inc. (b)           777
 80,000 Sun Microsystems, Inc. (b)              1,303
        ----------------------------------    -------
        Total                                   5,542
        ----------------------------------    -------

                        Security
 Shares               Description                   Value
 ------ ---------------------------------------    -------
        Electronic Manufacturing Services - 2.2%
        ---------------------------------------
 22,500 Flextronics International, Ltd. (b)        $   612
 17,500 Jabil Circuit, Inc. (b)                        569
        ---------------------------------------    -------
        Total                                        1,181
        ---------------------------------------    -------
        Internet Financial Services - 0.9%
        ---------------------------------------
 30,000 Schwab (Charles) Corp.                         450
        ---------------------------------------    -------
        Semiconductors - 22.5%
        ---------------------------------------
 35,000 Analog Devices, Inc. (b)                     1,610
 40,000 AXT, Inc. (b)                                  859
 50,000 Cree, Inc. (b)                               1,223
 47,500 Intel Corp.                                  1,416
 20,000 Integrated Circuit Systems, Inc. (b)           386
 35,000 Integrated Device Technologies, Inc. (b)     1,290
 29,500 Maxim Integrated Products (b)                1,362
 27,500 Microchip Technology, Inc. (b)                 998
 37,500 PMC - Sierra, Inc. (b)                       1,137
 25,000 Vitesse Semiconductor Corp. (b)                493
 25,500 Xilinx, Inc. (b)                             1,020
        ---------------------------------------    -------
        Total                                       11,794
        ---------------------------------------    -------
        Services - 11.3%
        ---------------------------------------
 27,500 AOL Time Warner, Inc. (b)                    1,250
 20,000 Automatic Data Processing, Inc.              1,019
 40,000 Convergys Corp. (b)                          1,246
 10,000 Ebay, Inc. (b)                                 626
 25,000 Paychex, Inc.                                  982
 30,000 Sungard Data Systems, Inc. (b)                 818
        ---------------------------------------    -------
        Total                                        5,941
        ---------------------------------------    -------
        Telecommunication Services - 4.5%
        ---------------------------------------
 20,000 Alltel Corp.                                 1,233
 25,000 Broadwing, Inc.                                608
 40,000 Worldcom, Inc. (b)                             560
        ---------------------------------------    -------
        Total                                        2,401
        ---------------------------------------    -------
        Total Common Stocks                         51,429
        ---------------------------------------    -------

                                 - Continued -

Fifth Third Technology Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   -------
 Repurchase Agreement - 2.9%
  $1,534   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $1,565.             $ 1,534
           -------------------------------------------------------   -------
           Total Repurchase Agreement                                  1,534
           -------------------------------------------------------   -------
           Total Investments (Cost $78,774) (a) -100.9%               52,963
           -------------------------------------------------------   -------
           Liabilities in excess of other assets -(0.9%)                (456)
           -------------------------------------------------------   -------
           NET ASSETS - 100.0%                                       $52,507
           -------------------------------------------------------   -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $1,886. Cost for federal tax purposes differs from value by net unrealized depreciation of $27,697, which is composed of $764 appreciation and $28,461 depreciation at July 31, 2001.
(b)  Non-income producing security.
       (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                    Security
 Shares            Description             Value
 ------- ------------------------------   --------

 Common Stocks - 93.7%
         Australia - 1.7%
         ------------------------------
 16,374  Amcor, Ltd.                      $     55
  6,738  AMP Diversified Property Trust          8
 13,012  AMP, Ltd.                             127
  9,243  Australian Gas & Light Co.             40
 66,468  BHP, Ltd.                             327
  3,535  Brambles Industries, Ltd.              83
 10,653  Coca-Cola Amatil, Ltd.                 26
 18,564  Coles Myer, Ltd.                       60
  3,993  Commonwealth Bank Of Australia         60
  1,571  CSL, Ltd.                              37
  9,982  CSR, Ltd.                              34
  1,893  F.H. Faulding & Co., Ltd.              14
 29,722  Fosters Brewing Group, Ltd.            82
 24,937  General Property Trust                 35
 35,649  Goodman Fielder, Ltd.                  21
  4,418  Leighton Holdings, Ltd.                22
  9,036  Lend Lease Corp., Ltd.                 55
 18,245  M.I.M. Holdings, Ltd.                  10
  6,336  Mayne Nickless, Ltd.                   21
 19,928  National Australia Bank               327
 23,437  News Corp., Ltd.                      214
 46,751  Normandy Mining, Ltd.                  28
  4,332  Onesteel, Ltd.                          2
  6,608  Orica, Ltd.                            15
  8,765  Pacific Dunlop, Ltd.                    3
  3,056  Paperlinx, Ltd.                         6
  5,667  Qbe Insurance Group, Ltd.              31
  4,948  Rio Tinto, Ltd.                        83
 17,079  Santos Ltd                             53
 10,340  Southcorp Holdings, Ltd.               38
  5,457  Stockland Trust Group                  11
  5,119  Suncorp Metway, Ltd.                   38
  5,269  TABCORP Holdings, Ltd.                 23
 84,896  Telstra Corp., Ltd.                   214
  3,155  Westfarmers, Ltd.                      45
 23,543  Westfield Trust                        40
 26,681  Westpac                               186
 28,834  WMC, Ltd.                             126
 19,750  Woolworths, Ltd.                      111
         ------------------------------   --------
         Total                               2,711
         ------------------------------   --------
         Austria - 0.2%
         ------------------------------
    298  BBAG Oest Brau Beteil                  12
    122  Boehler-Uddeholm AG                     5
    550  BWT AG                                 16
    507  Flughafen Wein AG                      17
    146  Generali Holdings Vienna               20
    157  Mayr-Melnhof Karton AG                  8
    992  Oesterreichische Elek                  93
  1,123  Tabakwerke                             82

                   Security
 Shares          Description              Value
 ------ -----------------------------    --------
        Austria (continued)
        -----------------------------
    335 VA Technologie AG                $      9
  1,543 Weinerberger Baust                     28
        -----------------------------    --------
        Total                                 290
        -----------------------------    --------
        Belgium - 0.1%
        -----------------------------
  1,200 Bel Ucb Cap Npv Ord                    46
  1,029 KBC Bancassurance Holding SA           40
    326 Solvay SA (b)                          17
    108 Union Miniere SA                        4
        -----------------------------    --------
        Total                                 107
        -----------------------------    --------
        Denmark - 0.1%
        -----------------------------
    449 Carlsberg A/S                          18
    500 Carlsberg                              21
  1,700 Danisco A/S                            63
  2,600 Danske Bank (b)                        45
    100 Novozymes A/S                           2
    500 William Demant Holdings (b)            15
  1,500 Novo Nordisk A/S-B (b)                 68
        -----------------------------    --------
        Total                                 232
        -----------------------------    --------
        Finland - 0.9%
        -----------------------------
  1,517 Hartwall Oyj Abp                       29
  4,189 Kesko Oyj - B Shares                   31
  3,205 Metso Oyj - B Shares                   33
 42,999 Nokia Oyj                             946
  2,515 Outokumpo Oyj                          21
  3,886 Raision Group PLC                       4
 10,140 Sampo Insurance - A Shares (b)         85
 10,585 Sonera Oyj                             66
  1,652 Tietoenator Oyj                        40
  2,779 Upm-Kym'mene Oyj                       83
  1,371 Wartsila Corp Oyj  - B Shares          28
        -----------------------------    --------
        Total                               1,366
        -----------------------------    --------
        France - 12.0%
        -----------------------------
  5,311 Accor SA                              214
    945 Air Liquide SA                        133
 13,674 Alcatel                               243
 21,286 Aventis SA                          1,636
 23,620 AXA SA (b)                            691
  4,342 Banque Nationale De Paris             377
  1,633 Beghin-Say (b)                         55
  1,873 BIC                                    72
 10,659 Bouygues                              359
  1,580 Cap Gemini                            110
 17,559 Carrefour SA                          992
  2,256 Casino Guichard Perrachon             184
  1,633 Cereol (b)                             36
  1,633 Cerestar (b)                           47
    649 Coflexip SA                           104
  1,759 Compagnie De Saint-Gobain             259

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                    Security
 Shares            Description              Value
 ------ --------------------------------   -------
        France (continued)
        --------------------------------
  1,013 DasSAult Systemes SA               $    43
    284 Essilor International Cie (b)           84
 14,023 France Telecom SA                      646
    800 Gecina                                  68
  9,528 Groupe Danone                        1,242
    114 Imerys                                  12
  1,101 Klepierre                              101
  1,112 Lafarge SA                              95
  2,537 Lagardere Group Sca                    134
 20,360 L'oreal                              1,478
 12,615 LVMH Moet-Hennessy Louis Vuitton       668
  1,850 Michelin Class B, Registered            56
  1,501 Pechiney SA-A Shares                    77
  2,736 Pernod Ricard                          199
  3,840 Peugeot SA (b)                         181
  3,406 Pinault Printemps                      503
  1,633 Provimi (b)                             24
    410 Sagem New                               20
 19,959 Sanofi-Synthelabo                    1,254
  3,125 Schneider Electric SA                  167
    203 Silic                                   30
  2,105 Simco SA                               150
    525 Simco-Ctf Valeur (b)                     2
  3,536 Societe Fonciere Lyonnaise             101
  4,676 Societe Generale-A                     260
  3,792 Sodexho SA (b)                         194
  2,793 Sophia                                  80
 21,525 Suez Lyonnaise des Eaux SA (b)         726
  4,722 Thales                                 185
 27,514 Total Fina Elf                       3,915
  5,850 Unibail Union Credit (b)               319
  8,391 Usinor Sacilor SA                       95
 12,898 Vivendi Universal                      756
        --------------------------------   -------
        Total                               19,377
        --------------------------------   -------
        Germany - 7.4%
        --------------------------------
  4,903 Allianz AG-Reg                       1,375
  5,567 BASF AG                                227
  7,217 Bayer AG                               297
  6,227 Bayerische Vereinsbank                 277
  5,050 Beiersdof AG                           591
  1,700 Continental AG                          23
 13,749 Daimlerchrysler AG                     678
  1,780 Dem Man AG                              40
  7,333 Deutsche Bank AG                       513
  4,100 Deutsche Lufthansa - New                69
 32,164 Deutsche Telecom AG                    715
  2,150 Douglas Holdings AG                     61
  5,867 Dresdner Bank AG                       236
    250 Dyckerhoff AG                            5
 29,967 E.On AG                              1,634
    950 EM TV & Merchandising AG                 3
  2,350 Fresenius Medical Care AG              184

                    Security
 Shares            Description             Value
 ------- ------------------------------   -------
         Germany (continued)
         ------------------------------
   1,850 Gehe AG                          $    82
     935 Heidelberger Zement AG                43
   8,903 IVG Holding AG                       111
   2,150 Kamps AG                              12
   1,650 Karstadt AG                           50
   2,320 Linde AG                              99
   2,535 Merck Kgaa                            96
   8,313 Metro AG                             326
   3,434 Muenchener Rueckver AG               983
   3,030 PreussAG AG                           91
  18,109 RWE AG                               776
   7,550 Sap AG                             1,089
   3,250 Schering AG                          175
     100 SGL Carbon AG (b)                      3
  14,000 Siemens AG (b)                       782
   5,020 Thyssen Krupp AG                      69
   4,280 Volkswagen AG                        198
   1,267 WCM Beteiligungs & Grund (b)          13
         ------------------------------   -------
         Total                             11,926
         ------------------------------   -------
         Great Britain - 24.3%
         ------------------------------
  11,291 3i Group PLC                         150
  20,540 Abbey National PLC                   323
  10,729 Amvescap PLC                         170
  16,735 Arm Holdings PLC (b)                  68
  49,693 Astrazeneca Group PLC              2,467
  30,165 BAA PLC                              292
  78,687 BAE Systems PLC                      419
  26,547 Barclays PLC                         787
 102,714 BG Group PLC                         410
   8,196 BOC Group PLC                        114
  21,194 Boots Company PLC                    201
 766,243 BP Amoco PLC                       6,372
  41,264 British Airways PLC                  202
  89,305 British American Tobacco PLC         717
  44,060 British Land Company PLC             297
  30,177 British Sky Broadcasting PLC         340
 216,918 British Telecommunications PLC     1,509
   1,376 Bunzl PLC                              9
  77,376 Cadbury Schweppes PLC                528
  13,588 Canary Wharf Group PLC (b)           105
  25,281 Capita Group Ord Gbp Common          172
  12,679 Carlton Communications PLC            63
  97,689 Centrica PLC                         310
  27,928 Chelsfield PLC                       133
  43,679 Commercial Union PLC                 616
  58,747 Compass Group PLC (b)                439
  12,032 Corus Group PLC                       10
 136,601 Diageo PLC                         1,404
  47,255 Dixons Group PLC                     155
  13,780 EMI Group PLC                         87
  17,217 GKN PLC                              174
 198,747 Glaxosmithkline PLC                5,742

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                            Security
  Shares                   Description                   Value
 --------- ------------------------------------------   --------
           Great Britain (continued)
           ------------------------------------------
    58,747 Granada Compass PLC                          $    132
    24,519 Grantchester Holdings PLC                          63
    16,342 Great Portland Estates PLC                         65
    30,442 Great Universal Stores PLC                        271
    33,559 Halifax PLC                                       389
    14,630 Hammerson PLC                                     102
     4,319 Hanson PLC                                         31
    48,199 Hays PLC                                          121
    58,760 Hilton Group PLC                                  205
   135,189 HSBC Holdings PLC                               1,565
     7,560 Imperial Chemical Industries PLC                   47
    20,686 International Power PLC                            91
   115,931 Invensys PLC                                      140
       614 Johnson Matthey PLC                                 9
    36,375 Kingfisher PLC                                    207
    26,912 Land Securities PLC                               337
   102,714 Lattice Group PLC                                 241
   108,618 Legal And General Group PLC                       260
    76,814 Lloyds TSB Group                                  789
     8,214 Logica PLC                                         81
    48,749 Marconi PLC                                        69
    78,254 Marks & Spencer PLC                               276
    14,991 Misys PLC                                          80
    38,667 National Grid Group PLC                           262
     5,844 New Schroders PLC                                  72
    18,128 Nycomed Amersham PLC                              146
    16,391 P & O Princess Cruises PLC                         87
     9,605 Pearson PLC                                       147
    16,391 Peninsular & Oriental Steam Navigation PLC         61
    35,510 Prudential Corp. PLC                              438
     3,253 Psion PLC                                           4
    12,558 Railtrack Group PLC                                59
    17,775 Reed International PLC                            153
    53,106 Rentokil Initial PLC                              184
    24,932 Reuters Holding PLC                               302
     1,467 Rexam PLC                                           7
    10,673 Rio Tinto PLC                                     179
       930 RMC Group PLC                                       9
    36,357 Royal Bank of Scotland Group PLC                  829
    27,546 Sage Group PLC                                     93
    49,591 Sainsbury PLC                                     290
    48,179 Scot Power PLC                                    335
    31,002 Six Continents PLC                                311
    18,560 Slough Estate PLC                                  96
    12,541 Smith & Nephew PLC                                 63
       505 SSL International PLC                               4
     8,594 Tate & Lyle PLC                                    32
   181,809 Tesco PLC (b)                                     649
   115,050 Unilever PLC                                      982
    19,757 United Utilities PLC                              183
 1,199,855 Vodafone Airtouch PLC                           2,625
    14,894 WPP Group PLC                                     158
           ------------------------------------------   --------
           Total                                          39,116
           ------------------------------------------   --------

                       Security
 Shares              Description                 Value
 ------- -----------------------------------    --------
         Hong Kong  - 2.1%
         -----------------------------------
  33,869 Bank Of East Asia, Ltd. (b)            $     79
 105,000 Cathay Pacific Airways, Ltd.                140
  72,600 CLP Holdings, Ltd.                          306
  23,000 Hang Lung Development, Ltd.                  23
  33,400 Hang Seng Bank, Ltd.                        375
  37,000 Henderson Land Development, Ltd.            175
 163,317 Hong Kong & China Gas Co., Ltd. (b)         202
  66,100 Hutchison Whampoa, Ltd.                     638
  19,170 Hysan Development, Ltd. (b)                  22
 111,000 Johnson Electric Holdings, Ltd.             162
  84,000 Li & Fung, Ltd.                             139
  64,939 New World Development, Ltd.                  70
 394,235 Pacific Century Cyberworks, Ltd. (b)        101
  10,000 Shagri La Asia, Ltd.                          9
  91,780 Sino Land Co., Ltd. (b)                      35
  12,000 South China Morning Post, Ltd.                7
  67,000 Sun Hung Kai Properties, Ltd.               588
  24,000 Swire Pacific, Ltd., Class A                128
   5,000 Television Broadcasts, Ltd.                  21
  65,600 Wharf Holdings, Ltd.                        148
         -----------------------------------    --------
         Total                                     3,368
         -----------------------------------    --------
         Indonesia - 0.0%
         -----------------------------------
  19,000 PT Mulia Industrindo Tbk                      1
         -----------------------------------    --------
         Ireland - 0.1%
         -----------------------------------
   2,216 CRH PLC                                      38
  21,800 Green Property PLC                          137
   4,300 Jefferson Smurfit Group PLC                   9
   2,505 Kerry Group PLC                              31
         -----------------------------------    --------
         Total                                       215
         -----------------------------------    --------
         Italy - 3.5%
         -----------------------------------
  20,394 Assicurazioni Generali                      650
   3,566 Autogrill SpA                                40
  54,502 Banca Intesa SpA (b)                        174
   2,831 Banca Popolare (b)                           11
   8,272 Banco Di Roma SpA (b)                        25
   2,922 Benetton Group SpA                           41
 182,500 Beni Stabili SpA                             85
  53,599 Credito Italiano                            227
  90,461 Enel SpA (b)                                608
 125,159 ENI SpA                                   1,521
   4,226 Fiat SpA                                     96
   7,328 Impregilo SpA                                 4
   1,053 Italcementi SpA                               9
   6,448 Italgas SpA                                  60
  14,821 Mediaset SpA                                125
   4,765 Mediobanca Banca SpA                         55
  38,437 Parmalat Finanziaria SpA                    103
  38,405 Pirelli SpA                                  81

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                          Security
 Shares                 Description                   Value
 ------- -----------------------------------------   --------
         Italy (continued)
         -----------------------------------------
   9,540 RAS SpA                                     $    117
   3,721 Rinascente                                        16
   1,144 Sai Sta Assicuratrice                             16
  15,529 San Paolo IMI SpA                                192
   6,546 Snia SpA                                          11
  53,720 Telecom Italia                                   499
 152,111 Telecom Italia Mobile SpA                        862
   2,667 Telecom Italia SpA-RNC                            14
   7,635 Telepizza (b)                                     12
         -----------------------------------------   --------
         Total                                          5,654
         -----------------------------------------   --------
         Japan - 19.9%
         -----------------------------------------
   2,500 Acom Co., Ltd.                                   204
   1,500 Advantest                                        110
  31,400 Ajinomoto Co., Inc.                              362
   2,000 Alps Electric Co., Ltd.                           17
   7,000 Amada Co., Ltd                                    35
  11,000 Asahi Breweries, Ltd.                            118
  26,000 Asahi Chemical Industries Co., Ltd.              106
  43,800 Asahi Glass Co., Ltd.                            315
   1,700 Asatsu, Ltd.                                      34
   4,300 Benesse Corp., Ltd.                              128
  21,000 Bridgestone Corp.                                174
  11,400 Canon, Inc.                                      385
  18,800 Casio Computer Co., Ltd.                         100
      48 Central Japan Railway Co.                        283
   9,600 Chugai Pharmaceutical Co., Ltd.                  135
  45,200 Chuo Trust & Banking Co., Ltd.                    69
   9,000 Citizen Watch Co., Ltd.                           58
   1,000 Cosmo Oil Co., Ltd.                                3
   1,100 Credit Saison Co., Ltd.                           26
     800 CSK Corp.                                         24
  22,600 Dai Nippon Printing Co., Ltd.                    258
  22,600 Daiei, Inc. (b)                                   39
   3,000 Daiichi Pharmaceutical Co., Ltd,                  67
   2,000 Daikin Kogyo Corp.                                39
   3,000 Dainippon Ink & Chemicals, Inc.                    7
   4,200 Daito Trust Construct Co., Ltd.                   70
  21,600 Daiwa House Co., Ltd.                            159
  30,000 Daiwa Securities Group, Ltd.                     261
   3,000 Denki Kagaku Kogyo Kabushiki Kaisha, Ltd.          9
  13,600 Denso Corp.                                      251
     111 East Japan Railway Co.                           595
  13,800 Ebara Corp.                                       99
   4,000 Eisai Co., Ltd.                                   84
   6,000 Fanuc, Ltd.                                      260
   1,200 Fuji Machine Mfg Co., Ltd. (b)                    19
  15,000 Fuji Photo Film Co., Ltd.                        593
     900 Fuji Soft ABC, Inc.                               45
       1 Fuji Television Network                            5
   2,000 Fujikura                                          11
  30,000 Fujitsu, Ltd.                                    280

                          Security
 Shares                 Description                   Value
 ------- -----------------------------------------   --------
         Japan (continued)
         -----------------------------------------
  18,800 Furukawa Electric Co.                       $    144
     700 Hirose Electric Co.                               48
  55,000 Hitachi, Ltd.                                    463
  15,000 Honda Motor Co., Ltd.                            682
   1,700 Hoya Corp.                                       108
   1,000 Inax Corp.                                         8
   1,000 Isetan Co., Ltd.                                  11
   9,000 Ishihara Sangyo Kaisha, Ltd. (b)                  15
   6,000 Ishikawajima Harima Heavy Industries Co.          15
  11,000 Ito Yokado Co., Ltd.                             484
  27,000 Itochu Corp.                                      95
  16,000 Japan Airlines Co., Ltd.                          49
   8,000 Japan Energy Corp.                                15
      29 Japan Tobacco, Inc.                              210
   1,000 JGC Corp                                           7
   9,800 JUSCO, Ltd.                                      240
   1,100 Kadokawa Shoten Publishing Co., Ltd.              19
  41,400 Kajima Corp.                                     113
   1,000 Kamigumi Co.                                       5
   1,000 Kanebo, Ltd. (b)                                   2
   3,000 Kaneka Corp.                                      25
  31,700 Kansai Electric Power, Inc.                      527
  20,000 Kao Corp.                                        468
  10,000 Kawasaki Heavy Industries, Ltd.                   15
   1,000 Kawasaki Kisen Kaisha, Ltd.                        2
  50,000 Kawasaki Steel Corp.                              53
   8,000 Keihin Electric Express Railway Co., Ltd.         36
   1,000 Kikkoman Corp.                                     7
   1,000 Kinden Corp.                                       6
  45,230 Kinki Nippon Railway, Ltd.                       174
  44,400 Kirin Brewery Co., Ltd.                          363
  36,400 Komatsu Ltd.                                     150
   2,000 Konami Co., Ltd.                                  89
   1,000 Konica Corp.                                       7
   1,000 Koyo Seiko Co., Ltd. (b)                           5
  55,000 Kubota Corp.                                     217
   3,000 Kuraray Co., Ltd.                                 21
   4,200 Kyocera Corp.                                    315
   4,200 Kyowa Hakko Kogyo Co.                             26
  27,800 Marubeni Corp. (b)                                43
   7,000 Marui Co., Ltd.                                   98
  46,000 Matsushita Electric Industries Co., Ltd.         641
   2,000 Meiji Seika Co., Ltd.                             10
     900 Meitec Corp.                                      30
   3,000 Minebea Co.                                       18
  43,000 Mitsubishi Chemical Corp.                        115
  29,000 Mitsubishi Corp.                                 227
  60,800 Mitsubishi Electric Corp.                        255
  25,000 Mitsubishi Estate Co., Ltd.                      234
   1,000 Mitsubishi Gas & Chemical Co., Ltd. (b)            3
 108,000 Mitsubishi Heavy Industries, Ltd.                409

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                         Security
 Shares                 Description                  Value
 ------- ----------------------------------------   --------
         Japan (continued)
         ----------------------------------------
   1,000 Mitsubishi Logistics Corp.                 $      9
  23,200 Mitsubishi Materials Corp.                       46
   3,000 Mitsubishi Rayon Co.                             10
  29,800 Mitsui & Co.                                    198
  15,400 Mitsui Fudosan                                  146
  17,000 Mitsui Marine & Fire Insurance Co., Ltd.         92
   3,000 Mitsui Mining & Smelting Co, Ltd.                11
  18,600 Mitsukoshi, Ltd.                                 68
   5,500 Murata Manufacturing Co., Ltd.                  352
   5,800 Mycal Corp.                                       5
     100 Namco, Ltd.                                       2
  34,200 NEC Corp.                                       457
  36,400 New Oji Paper Co.                               198
  14,600 NGK Insulators, Ltd.                            123
  11,000 NGK Spark Plug Co.                               92
     600 Nichiei Co., Ltd.                                 5
   1,000 Nidec Corp.                                      45
   8,000 Nikon Corp.                                      67
   3,300 Nintendo Co., Ltd.                              583
  25,600 Nippon Express Co., Ltd.                        104
   9,600 Nippon Meat Packers, Inc.                       116
  58,800 Nippon Oil Co., Ltd.                            312
  11,000 Nippon Sheet Glass Co.                           56
   3,000 Nippon Shinpan Co., Ltd. (b)                      5
 178,800 Nippon Steel Corp.                              253
     238 Nippon Telephone & Telegraph Corp.            1,222
      12 Nippon Unipac Holding (b)                        65
  39,000 Nippon Yusen Kabushiki Kaisha                   144
   1,000 Nishimatsu Construction Co., Ltd.                 4
  58,600 Nissan Motors Co., Ltd.                         403
   1,000 Nisshin Flour Milling Co.                         7
   3,000 Nisshinbo Industries, Inc. (b)                   15
     900 Nissin Food Products Co., Ltd.                   19
   4,300 Nitto Denko Corp.                                75
  44,000 Nomura Securities Co., Ltd.                     719
  26,000 NSK, Ltd.                                        99
   9,000 NTN Corp.                                        22
   9,000 Ohbayashi Corp.                                  36
   1,000 Olympus Optical Co., Ltd.                        15
   3,000 Omron Corp.                                      43
   7,000 Onward Kashiyama Co., Ltd.                       76
   8,000 Orient Corp. (b)                                 12
   2,400 Oriental Land Co., Ltd.                         180
   1,640 Orix Corp.                                      139
  70,200 Osaka Gas Co., Ltd.                             219
   5,000 Pioneer Electronic Corp.                        127
   3,000 Promise Co., Ltd.                               217
   2,800 Rohm Co.                                        386
  13,800 Sankyo Co., Ltd.                                267
   1,400 Sanrio Co., Ltd. (b)                             16
  54,000 Sanyo Electric Co.                              297
   1,000 Sapporo Breweries, Ltd.                           3

                         Security
 Shares                 Description                   Value
 ------ ------------------------------------------   --------
        Japan (continued)
        ------------------------------------------
  6,600 Secom Co., Ltd.                              $    357
  4,100 Sega Enterprise, Ltd. (b)                          65
  8,000 Seiyu, Ltd. (b)                                    24
  2,000 Sekisui Chemical Co., Ltd.                          6
 22,600 Sekisui House, Ltd.                               187
 21,200 Sharp Corp.                                       244
    200 Shimamura Co., Ltd.                                12
  3,000 Shimano, Inc.                                      38
 30,600 Shimizu Construction                              125
  4,800 Shin Etsu Chemical Co.                            166
  4,000 Shinogi & Co., Ltd.                                79
 10,800 Shiseido Co., Ltd.                                101
  4,000 Showa Denko KK (b)                                  5
  5,000 Showa Shell Sekiyu KK                              30
  6,000 Skylark Co., Ltd.                                 167
  1,900 SMC Corp.                                         177
  1,000 Snow Brand Milk Products                            3
  6,700 Softbank Corp.                                    168
 17,700 Sony Corp.                                        872
  1,000 Sumimoto Osaka Cement Co., Ltd.                     2
 37,600 Sumitomo Chemical Co., Ltd.                       160
 20,200 Sumitomo Corp.                                    121
 13,400 Sumitomo Electric Industries                      133
  4,000 Sumitomo Marine & Fire Insurance Co., Ltd.         24
 12,600 Sumitomo Metal & Mining Co., Ltd.                  47
 30,000 Sumitomo Metal Industry, Ltd. (b)                  16
  5,000 Taiheiyo Cement Corp.                              12
 42,400 Taisei Construction                               112
 11,800 Taisho Pharmaceutical Co.                         234
  3,000 Taiyo Yudan Co., Ltd.                              64
  1,000 Taka Shi Maya Co., Ltd.                             8
  2,000 Takara Shuzo Co.                                   23
 15,400 Takeda Chemical Industries                        710
  3,300 Takefuji Corp.                                    280
  5,000 Takuma Co., Ltd. (b)                               40
 20,400 Teijin, Ltd.                                       93
  1,000 Teikoku Oil Co.                                     5
  7,000 Terumo Corp.                                      129
  1,300 TIS, Inc.                                          40
 29,600 Tobu Railway Co., Ltd.                             91
  1,000 Toda Corp.                                          3
 12,800 Tohoku Electric Power Co., Ltd.                   225
 30,000 Tokio Marine & Fire Insurance Co.                 281
  4,000 Tokyo Broadcasting Systems, Inc.                   69
 41,900 Tokyo Electric Power Co., Inc.                    988
  3,200 Tokyo Electronics, Ltd.                           186
 68,600 Tokyo Gas Co., Ltd.                               214
 27,400 Tokyu Corp.                                       154
 14,600 Toppan Printing Co., Ltd.                         142
 27,100 Toray Co.                                          90
 49,000 Toshiba Corp.                                     229
  3,000 Tosoh Corp.                                         7

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

                      Security
 Shares              Description                Value
 ------ ------------------------------------   --------
        Japan (continued)
        ------------------------------------
  2,000 Tostem Corp.                           $     37
 21,600 Toto, Ltd.                                  134
  6,000 Toyo Seikan Kaisha, Ltd.                     89
  4,000 Toyobo Co., Ltd.                              7
 68,100 Toyota Motor Corp.                        2,247
    400 Trans Cosmos, Inc.                           13
 40,400 Ube Industries, Ltd.                         71
    400 Uni-Charm Corp.                              11
    850 World Co., Ltd.                              29
  1,000 Yamaha Corp.                                 10
 10,000 Yamanouchi Pharmaceuticals Co., Ltd.        277
  3,000 Yamato Transport Co., Ltd.                   58
  1,000 Yamazaki Baking Co.                           7
  3,000 Yokogawa Electric Corp.                      23
        ------------------------------------   --------
        Total                                    32,112
        ------------------------------------   --------
        Netherlands - 7.0%
        ------------------------------------
 16,824 ABN Amro Holdings NV (b)                    297
 20,523 Aegon NV                                    573
 14,403 Ahold (Kon) NV (b)                          433
  2,859 Akzo NV                                     119
  2,025 ASML Holding NV (b)                          42
  1,925 Buhrmann NV                                  15
  5,333 Corio NV (b)                                117
 10,353 Elsevier NV                                 126
  2,300 Eurocommercial Properties NV (b)             38
  4,404 Getronics NV                                 14
  2,212 Hagemeyer NV                                 40
 21,015 Heineken NV (b)                             829
 28,824 ING Groep NV (b)                            939
  8,285 Koninklijke KNP NV (b)                       40
    331 Oce NV                                        4
 29,930 Philips Electronics NV                      837
  4,540 Rodamco Cont Europe NV                      173
 67,493 Royal Dutch Petroleum                     3,936
  7,086 Stmicroelectronics NV                       230
 11,615 TNT Post Groep NV                           236
  3,500 Uni-Invest NV (b)                            36
 34,922 Unilever NV                               2,079
  1,531 Vedior NV (b)                                15
  4,565 Wolters Kluwer NV CVA                       121
        ------------------------------------   --------
        Total                                    11,289
        ------------------------------------   --------
        New Zealand - 0.0%
        ------------------------------------
 16,513 Carter Holt Harvey, Ltd.                     13
        ------------------------------------   --------
        Norway - 0.1%
        ------------------------------------
    400 Elkem SA                                      7
  3,600 Orkla SA                                     67
    600 Norske Skogindustrier Ag                      9
        ------------------------------------   --------
        Total                                        83
        ------------------------------------   --------

                        Security
 Shares                Description                 Value
 ------- --------------------------------------   --------
         Portugal - 0.5%
         --------------------------------------
  15,244 Banco Commercial (b)                     $     59
   1,339 Banco Espir Santo E                            16
  18,588 BPI-SGPS S.A.                                  44
  14,500 Brisa Auto-Estradas                           128
 164,845 Electricidade De Portugal, S.A.               437
   3,950 Jeronimo Martins                               27
   9,625 Portugal Telecom SA (b)                        69
   8,200 Sonae                                           6
         --------------------------------------   --------
         Total                                         786
         --------------------------------------   --------
         Singapore - 0.8%
         --------------------------------------
  32,250 Capitaland, Ltd.                               42
   4,000 Chartered Semiconductor, Ltd. (b)              10
  17,000 City Developments, Ltd.                        58
     500 Creative Technology, Ltd.                       4
  27,683 DBS Group Holdings, Ltd.                      207
   7,000 First Capital Corp., Ltd.                       5
   8,000 Fraser & Neave, Ltd.                           35
  21,000 Hotel & Properties                             17
  14,000 Keppel Corp., Ltd.                             28
  16,000 Neptune Orient Lines, Ltd. (b)                 11
  26,058 Oversea-Chinese Banking Corp., Ltd.           165
  22,000 Parkway Holdings, Ltd.                         11
  45,802 Sembcorp Industries, Ltd.                      43
  30,000 Singapore Airlines, Ltd.                      211
   7,059 Singapore Press Holdings, Ltd.                 76
  75,000 Singapore Technology Engineering, Ltd.        114
  72,000 Singapore Telecommunications, Ltd.             73
  39,000 United Industrial Corp., Ltd.                  17
  21,352 United Overseas Bank, Ltd.                    124
  16,000 United Overseas Land, Ltd.                     16
   3,000 Venture Manufacturing, Ltd.                    21
         --------------------------------------   --------
         Total                                       1,288
         --------------------------------------   --------
         Spain - 3.2%
         --------------------------------------
     556 Acerinox SA                                    15
   9,065 Acesa Autopista (b)                            88
   2,069 Actividad Construction                         54
   5,916 Altadis Sa                                     85
   1,806 Azucarera Ebro                                 21
  58,014 Banco Bilbao Vizcaya-Argentari                710
  58,329 Banco Santander Central Hispano, SA           513
   2,142 Corporacion Mapfre                             47
  32,894 Endesa SA                                     537
   5,272 Esp Dragados Y Construcciones SA               66
  18,048 Gas Natural SDG SA                            316
   5,742 General De Aguas De Barcelona, SA              81
  31,734 Iberdrola SA                                  417
  10,450 Inmobiliaria Colonial, SA (b)                 127
  12,311 Metrovacesa SA                                182

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------


                     Security
 Shares            Description              Value
 ------- -------------------------------   --------
         Spain (continued)
         -------------------------------
  38,876 Repsol SA                         $    643
   3,294 Sol Melia SA                            29
  62,592 Telefonica SA (b)                      762
  12,103 Union Electrica Penosa SA              221
  34,110 Vallehermoso SA                        221
   1,917 Zardoya Otis SA (b)                     18
         -------------------------------   --------
         Total                                5,153
         -------------------------------   --------
         Sweden - 1.8%
         -------------------------------
     620 Assidoman AB                            13
   3,100 Atlas Copco AB Series A Shares          66
   1,700 Atlas Copco Series B Shares             35
  13,620 Castellum International., Ltd.         139
   6,730 Drott AB                                70
   8,800 Electrolux AB, Series B                132
 109,450 Ericsson LM, Series B                  592
     700 Gambro AB, Series A                      4
  22,000 Hennes & Mauritz AB, Series B          409
   5,700 JM AB, Series B                        134
     650 Com AB, Series B (b)                    21
   8,636 Nordea AB                               48
  10,200 Nordic Baltic                           57
   2,000 OM Gruppen AB (b)                       24
   6,800 Sandvik AB                             136
  11,200 Securitas AB, B Shares                 208
  22,200 Skandia Forsakrings AB                 205
   5,600 Skandinaviska Enskil                    51
  12,400 Skanska AB, Series B (b)               114
   2,100 SKF AB, Series B                        35
   2,764 Svenska Cellulosa AB, Series B          61
   8,200 Svenska Handelsbanken, Series A        120
   1,200 Svenskt Stal AB, Series A               10
   7,700 Swedish Match AB                        37
  12,801 Telia                                   66
   3,500 Trelleborg AB, Series B                 27
   1,200 Volvo AB, Series A                      19
   4,700 Volvo AB, Series B                      74
  24,300 Wihlborgs Fastigheter                   36
   8,900 WM-Data AB                              22
         -------------------------------   --------
         Total                                2,965
         -------------------------------   --------
         Switzerland - 8.0%
         -------------------------------
  17,456 ABB, Ltd. (b)                          194
   4,130 Addecco SA, Registered (b)             206
   3,090 Credit Suisse Group, Registered        523
      53 George Fischer, Registered              12
     139 Givaudan                                40
     275 Holcim, Ltd. (b)                        54

 Shares or
 Principal                       Security
  Amount                       Description                         Value
 --------- ---------------------------------------------------    --------
           Switzerland (continued)
           ---------------------------------------------------
     135   Holcim, Ltd. (b)                                       $      6
      14   Lonza AG                                                      8
  20,040   Nestle (b)                                                4,292
  87,680   Novartis AG, Registered (b)                               3,051
  23,200   Roche Holdings AG Genusscheine (b)                        1,766
   7,200   Roche Holdings AG Genusscheine (b)                          617
     242   Schw Rueckvers Registered                                   507
     195   SGS Soceite Generale de Surveillance Holdings SA (b)         31
      71   Sulzer Ag, Registered                                        14
     142   Sulzer Medical                                                7
   1,161   Swisscom AG                                                 319
     871   Syngenta (b)                                                 46
     100   The Swatch Group AG (b)                                      20
     114   The Swatch Group, Series B                                  109
  14,190   UBS AG (b)                                                  644
     109   Valora Holdings AG, Registered                               20
   1,373   Zurich Financial Services                                   455
           ---------------------------------------------------    --------
           Total                                                    12,941
           ---------------------------------------------------    --------
           Thailand - 0.0%
           ---------------------------------------------------
   8,700   CMIC Finance & Securities PLC (b)                             0
  13,300   Finance One PLC (b)                                           0
  14,500   General Finance & Securities PLC (b)                          0
   9,100   Univest Land PLC (b)                                          0
           ---------------------------------------------------    --------
           Total                                                         0
           ---------------------------------------------------    --------
           Total Common Stocks                                     150,993
           ---------------------------------------------------    --------
 Preferred Stocks - 0.1%
           Australia - 0.1%
           ---------------------------------------------------
      21   News Corp., Ltd.                                            164
           ---------------------------------------------------    --------
           Germany - 0.0%
           ---------------------------------------------------
   1,250   Volkswagen AG                                                38
           ---------------------------------------------------    --------
           Italy - 0.0%
           ---------------------------------------------------
     813   Fiat SpA                                                     12
           ---------------------------------------------------    --------
           Total Preferred Stocks                                      214
           ---------------------------------------------------    --------
 Corporate Bonds - 0.0%
           France - 0.0%
           ---------------------------------------------------
      40   Sodexho SA, 6.00%, 6/7/04                                     5
           ---------------------------------------------------    --------
           Total Corporate Bonds                                         5
           ---------------------------------------------------    --------

                                 - Continued -

Fifth Third International Equity Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands except share amounts)

--------------------------------------------------------------------------------

 Shares or
 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   --------
 Repurchase Agreement - 3.9%
  $6,333   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/01/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $6,462.             $  6,333
           -------------------------------------------------------   --------
           Total Repurchase Agreement                                   6,333
           -------------------------------------------------------   --------
           Total Investments (Cost $182,328) (a) - 97.7%              157,545
           -------------------------------------------------------   --------
           Other assets in excess of liabilities - 2.3%                 3,677
           -------------------------------------------------------   --------
           NET ASSETS - 100.0%                                       $161,222
           -------------------------------------------------------   --------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $4,302. Cost for federal tax purposes differs from value by net unrealized depreciation of $29,072, which is composed of $9,320 appreciation and $38,392 depreciation at July 31, 2001.
(b)  Non-income producing security.

The International Equity Fund's investment concentration, by industry, as of July 31, 2001, was as follows:

Basic Materials          2.38%
Communications           9.53%
Consumer, Cyclical       9.74%
Consumer, Non-cyclical  26.30%
Diversified              1.28%
Energy                  10.93%
Financial               17.46%
Funds                    0.13%
Industrial               9.24%
Technology               2.14%
Utilities                6.38%
Other                    4.49%

Open futures contracts as of July 31, 2001: (Amounts in thousands except number of contracts)

 Number of                           Market
 Contracts      Contract Type        Value
    60     Short CAC40, 9/28/01      $2,689
    20     Short DAX, 9/21/01         2,576
    21     Short IBEX 35, 8/17/01     1,561
     9     Long MIB 30, 9/21/01       1,457
     6     Short TOPIX, 9/13/01         273
    42     Short FTSE 100, 9/21/01    3,312

Variation Margin in Foreign Currency Contracts as of July 31, 2001:

                                                             Unrealized
                   Contract Amount      Contract Value      Appreciation
 Delivery Date     (Local Currency)      U.S. Dollar       (Depreciation)
 -------------     ----------------     --------------     --------------
British Pounds Sterling
-----------------------
Long Contracts
 9/12/01                  1,258            $ 1,742             $  47
Short Contracts
 9/12/01                  2,497              3,455               (98)
 9/12/01                  1,110              1,581                 3
Euro
---------------
Long Contracts
 9/12/01                  3,190              2,727                60
 9/12/01                    900                767                20
 9/12/01                  4,876              4,161               101
 9/12/01                    115                101                (1)
Short Contracts
 9/12/01                  2,825              2,412               (56)
 9/12/01                 12,488             10,679              (235)
Japanese Yen
---------------
Long Contracts
 9/12/01              1,202,877              9,946              (267)
Short Contracts
 9/12/01                219,716              1,816                48
 9/12/01                194,625              1,609                43
 9/12/01                350,560              2,898                77
 9/12/01                515,215              4,267               122
 9/27/01                549,301              4,462                37
 9/27/01                384,681              3,110                10
 9/27/01                 55,291                449                 4
                                                               -----
Total                                                          $ (85)
                                                               =====

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Bond Fund For Income
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                       Security
  Amount                        Description                        Value
 --------- ----------------------------------------------------   -------
 Asset Backed Securities - 8.2%
           Financial - 8.2%
           ----------------------------------------------------
  $ 7,000  Chase Manhattan Auto Owner Trust, 4.550%, 8/15/05      $ 7,000
    4,500  Honda Auto Receivables Owner Trust, 5.350%, 10/15/04     4,549
    3,000  MBNA MasterCredit Card Trust, 7.000%, 2/15/12            3,206
    2,445  Mellon Residental Funding Corp., 6.580%, 7/25/29         2,622
           ----------------------------------------------------   -------
           Total Asset Backed Securities                           17,377
           ----------------------------------------------------   -------
 Corporate Bonds - 44.5%
           Financial - 20.7%
           ----------------------------------------------------
    5,000  Bank of America Co., 7.400%, 1/15/11                     5,344
    5,000  Dunn & Bradstreet, 6.625%, 3/15/06                       5,069
    7,000  Lehman Brothers Corp.,
            8.250%, 6/15/07                                         7,714
    7,000  General Motors Acceptance Corp., 7.250%, 3/2/11          7,348
    7,000  Household Finance Corp.,
            6.500%, 1/24/06                                         7,247
    5,000  Mellon Bank Corp., 7.375%, 5/15/07                       5,403
    2,000  Washington Mutual Bank,
            4.380%, 5/14/04                                         2,000
    4,000  Washington Mutual Bank,
            6.875%, 6/15/11                                         4,115
           ----------------------------------------------------   -------
           Total                                                   44,240
           ----------------------------------------------------   -------
           Industrial - 18.8%
           ----------------------------------------------------
    5,000  AOL Time Warner, Inc., 6.750%, 4/15/11                   5,070
    7,000  AT&T Canada Inc., 7.650%, 9/15/06                        6,934
    5,000  GTE California, 7.650%, 3/15/07                          5,421
    6,000  Hertz Co., 7.625%, 8/15/07                               6,383
    2,500  Qwest Corp., 7.625%, 6/9/03                              2,610
    5,000  Southern National Corp., 7.050%, 5/23/03                 5,213
    5,000  U.S. West, 6.375%, 7/15/08                               4,906
    3,500  Worldcom, Inc., 6.500%, 5/15/04                          3,566
           ----------------------------------------------------   -------
           Total                                                   40,103
           ----------------------------------------------------   -------
           International - 5.0%
           ----------------------------------------------------
   10,000  Quebec Province, 7.000%, 1/30/07                        10,638
           ----------------------------------------------------   -------
           Total Corporate Bonds                                   94,981
           ----------------------------------------------------   -------
 U.S. Government Securities - 36.4%
           Mortgage Backed Securities - 7.0%
           ----------------------------------------------------
    7,282  Ginnie Mae, 9.500%, 12/15/09,
            Pool #780318                                            7,963
    6,885  Fannie Mae, 6.500%, 6/1/16,
            Pool #545026                                            6,994
           ----------------------------------------------------   -------
           Total                                                   14,957
           ----------------------------------------------------   -------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   --------
           U.S. Government Agencies - 19.1%
           -------------------------------------------------------
  $ 7,750  Fannie Mae, 7.125%, 2/15/05                               $  8,329
   13,000  Fannie Mae, 7.000%, 7/15/05                                 13,952
    9,000  Fannie Mae, 6.625%, 9/15/09                                  9,548
    8,000  Fannie Mae, 7.250%, 1/15/10                                  8,826
           -------------------------------------------------------   --------
           Total                                                       40,655
           -------------------------------------------------------   --------
           U.S. Treasury Notes - 10.3%
           -------------------------------------------------------
    6,600  4.750%, 1/31/03                                              6,703
    9,000  5.750%, 4/30/03                                              9,301
    5,250  6.500%, 2/15/10                                              5,791
           -------------------------------------------------------   --------
           Total                                                       21,795
           -------------------------------------------------------   --------
           Total U.S. Government Securities                            77,407
           -------------------------------------------------------   --------
 Repurchase Agreement - 9.0%
  $19,126  Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $19,511.              19,126
           -------------------------------------------------------   --------
           Total Repurchase Agreements                                 19,126
           -------------------------------------------------------   --------
           Total Investments (Cost $204,179) (a) -98.1%               208,891
           -------------------------------------------------------   --------
           Other assets in excess of liabilities -1.9%                  4,058
           -------------------------------------------------------   --------
           NET ASSETS - 100.0%                                       $212,949
           -------------------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $4,712, which is composed of $4,755 appreciation and $43 depreciation at July 31, 2001.
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Bond Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                      Security
  Amount                       Description                       Value
 --------- --------------------------------------------------   --------
 Asset Backed Securities - 5.8%
           Financial - 5.8%
           --------------------------------------------------
  $ 7,000  Citibank Credit Cards,
            6.875%, 11/15/07                                    $  7,410
    5,000  MBNA Master Credit Card Trust, 7.000%, 2/15/12          5,344
           --------------------------------------------------   --------
           Total Asset Backed Securities                          12,754
           --------------------------------------------------   --------
 Corporate Bonds - 32.2%
           Financial, Insurance, & Real
            Estate -  17.5%
           --------------------------------------------------
    4,000  Bank of America Corp.,
            7.400%, 1/15/11                                        4,275
    6,000  Dunn & Bradstreet, 6.625%, 3/15/06                      6,083
    5,000  General Motors Acceptance Corp., 6.750%, 1/15/06        5,199
    4,000  Lehman Brothers Holdings,
            6.250%, 5/15/06                                        4,065
    5,000  Union Bank Switzerland - New York, 7.250%, 7/15/06      5,337
    4,000  St. Paul Companies, 8.125%, 4/15/10                     4,399
    5,000  U.S. West Capital Funding, Inc., 6.250%, 7/15/05        5,041
    4,000  Washington Mutual Bank,
            6.875%, 6/15/11                                        4,115
           --------------------------------------------------   --------
           Total                                                  38,514
           --------------------------------------------------   --------
           Manufacturing/Industrials - 7.3%
           --------------------------------------------------
   10,000  AT&T Canada, 7.650%, 9/15/06                            9,906
    6,000  Tyco International Group,
            6.750%, 2/15/11                                        6,136
           --------------------------------------------------   --------
           Total                                                  16,042
           --------------------------------------------------   --------
           Multi-Media - 2.2%
           --------------------------------------------------
    4,000  Time Warner, Inc., 9.125%, 1/15/13                      4,702
           --------------------------------------------------   --------
           Transportation - 2.9%
           --------------------------------------------------
    4,470  Fedex Corp., 6.845%, 1/15/19                            4,410
    2,000  Ford Motor Co., 7.450%, 7/16/31                         2,015
           --------------------------------------------------   --------
           Total                                                   6,425
           --------------------------------------------------   --------
           Utilities - 2.3%
           --------------------------------------------------
    5,000  Sempra Energy, 7.950%, 3/1/10                           5,116
           --------------------------------------------------   --------
           Total Corporate Bonds                                  70,799
           --------------------------------------------------   --------
 U.S. Government Securities -  55.1%
           Mortgage Backed Securities - 34.5%
           --------------------------------------------------
    6,967  FGLMC, 6.500%, 5/1/31
            Pool #C00172                                           6,973
    7,981  FGLMC, 6.000%, 5/1/31
            Pool #C00183                                           7,813
        1  FHLMC, 9.500%, 10/1/02
            Pool #38-0009                                              1

 Principal                   Security
  Amount                    Description                    Value
 --------- --------------------------------------------   --------
           Mortgage Backed Securities (continued)
  $     4  FHLMC, 8.000%, 8/1/08
            Pool #27-2525                                 $      4
    8,784  Fannie Mae, 7.000%, 10/1/30
            Pool #549975                                     8,951
   35,344  Fannie Mae, 7.000%, 10/1/30
            Pool #253514                                    36,012
   15,736  Fannie Mae, 6.500%, 6/1/16
            Pool #45026                                     15,986
           --------------------------------------------   --------
           Total                                            75,740
           --------------------------------------------   --------
           U.S. Government Agencies - 12.4%
           --------------------------------------------
    1,500  Fannie Mae, 7.125%, 2/15/05                       1,612
    9,000  Fannie Mae, 7.000%, 7/15/05                       9,659
    4,000  Fannie Mae, 5.750%, 2/15/08                       4,076
    9,500  Fannie Mae, 6.625%, 9/15/09                      10,079
    1,700  FHLMC, 6.625%, 9/15/09                            1,803
           --------------------------------------------   --------
           Total                                            27,229
           --------------------------------------------   --------
           U.S. Treasury Bonds - 2.0%
           --------------------------------------------
    1,200  8.125%, 8/15/21                                   1,560
    2,550  6.125%, 8/15/29                                   2,737
           --------------------------------------------   --------
           Total                                             4,297
           --------------------------------------------   --------
           U.S. Treasury Notes - 6.2%
           --------------------------------------------
    5,000  5.375%, 6/30/03                                   5,146
    4,000  5.000%, 2/15/11                                   3,988
    3,500  8.125%, 5/15/21                                   4,545
           --------------------------------------------   --------
           Total                                            13,679
           --------------------------------------------   --------
           Total U.S. Government Securities                120,945
           --------------------------------------------   --------
 Repurchase Agreement - 5.9%
  $13,000  Warburg/Dillon, 3.860%,
            dated 7/31/01, due 8/1/01
            (at amortized cost),
            collateralized by U.S.
            Treasury Note, 3.875%,
            due 7/31/03, with a value
            of $13,264.                                     13,000
           --------------------------------------------   --------
           Total Repurchase Agreement                       13,000
           --------------------------------------------   --------
           Total Investments (Cost $213,039) (a) -99.0%    217,498
           --------------------------------------------   --------
           Other assets in excess of liabilities -1.0%       2,231
           --------------------------------------------   --------
           NET ASSETS - 100.0%                            $219,729
           --------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $4,459, which is composed of $4,533 appreciation and $74 depreciation at July 31, 2001.

The following abbreviations are used in this portfolio:
CMO--Collateralized Mortgage Obligation
FGLMC--Federal Gold Loan Mortgage Company
FHLMC--Federal Home Loan Mortgage Corporation
       (See Notes which are an integral part of the Financial Statements)

Fifth Third U.S. Government Securities Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                         Description                          Value
 --------- -------------------------------------------------------   -------
 U.S. Government Securities - 90.0%
           U.S. Government Agencies - 62.3%
           -------------------------------------------------------
  $4,000   Fannie Mae, 5.750%, 4/15/03                               $ 4,112
   2,000   Fannie Mae, 6.500%, 8/15/04                                 2,106
   2,000   Fannie Mae, 7.100%, 10/18/04 (Callable 10/18/01 @ 100)      2,014
   2,000   Fannie Mae, 6.000%, 12/15/05                                2,074
   2,000   Fannie Mae, 6.840%, 10/20/05                                2,100
   1,500   Fannie Mae, 5.250%, 6/15/06                                 1,507
   2,000   Fannie Mae, 7.125%, 3/15/07                                 2,179
   2,000   Fannie Mae, 6.625%, 10/15/07                                2,133
   1,000   Fannie Mae, 5.750%, 2/15/08                                 1,019
   2,000   Fannie Mae, 6.000%, 5/15/08                                 2,063
   2,000   FFCB, 5.100%, 11/24/03                                      2,036
   1,000   FFCB, 6.600%, 7/7/06                                        1,062
   1,500   FHLB, 6.090%, 6/2/06                                        1,561
   2,000   FHLB, 5.875%, 11/15/07                                      2,053
   4,000   FHLMC, 7.375%, 5/15/03                                      4,222
   1,000   FHLMC, 5.300%, 9/12/03 (Callable 9/12/01 @ 100)             1,002
           -------------------------------------------------------   -------
           Total                                                      33,243
           -------------------------------------------------------   -------
           U.S. Treasury Bonds - 8.1%
           -------------------------------------------------------
   2,000   6.500%, 5/15/05                                             2,147
   2,000   6.250%, 2/15/07                                             2,153
           -------------------------------------------------------   -------
           Total                                                       4,300
           -------------------------------------------------------   -------
           U.S. Treasury Notes - 19.6%
           -------------------------------------------------------
   1,750   7.250%, 5/15/04                                             1,893
   1,000   5.875%, 11/15/05                                            1,054
   2,000   6.500%, 10/15/06                                            2,170
   2,000   6.125%, 8/15/07                                             2,143
   3,100   5.500%, 2/15/08                                             3,222
           -------------------------------------------------------   -------
           Total                                                      10,482
           -------------------------------------------------------   -------
           Total U.S. Government Securities                           48,025
           -------------------------------------------------------   -------
 Repurchase Agreement - 8.0%
  $4,271   Warburg/Dillon, 3.860%, dated 7/31/01, due 8/1/01 (at
            amortized cost), collateralized by U.S. Treasury Note,
            3.875%, due 7/31/03, with a value of $4,361.               4,271
           -------------------------------------------------------   -------
           Total Repurchase Agreement                                  4,271
           -------------------------------------------------------   -------
           Total Investments (Cost $50,838) (a) -98.0%                52,296
           -------------------------------------------------------   -------
           Other assets in excess of liabilities -2.0%                 1,081
           -------------------------------------------------------   -------
           NET ASSETS - 100.0%                                       $53,377
           -------------------------------------------------------   -------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $19. Cost for federal tax purposes differs from value by net unrealized appreciation of $1,439, which is composed of $1,440 appreciation and $1 depreciation at July 31, 2001.

The following abbreviations are used in this portfolio:
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Municipal Bond Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                          Security
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------
 Municipal Bonds - 97.9%
           Alabama - 2.7%
           ----------------------------------------------------------
  $2,050   Alabama State, Public School & College Authority, Revenue,
            5.250%, 8/1/06                                              $ 2,199
   1,620   University of Alabama Birmingham, Revenue, 4.750%, 10/1/05     1,701
           ----------------------------------------------------------   -------
           Total                                                          3,900
           ----------------------------------------------------------   -------
           Arizona - 7.5%
           ----------------------------------------------------------
   4,680   Arizona State Highway Transportation Board, Revenue,
            5.000%, 7/1/10                                                4,959
   2,000   Pima County, Improvement, GO, 5.000%, 7/1/06                   2,121
   3,400   Pima County, School District No. 1, Series D, GO,
            6.100%, 7/1/11 (Callable 7/1/02 @ 102)                        3,572
           ----------------------------------------------------------   -------
           Total                                                         10,652
           ----------------------------------------------------------   -------
           Colorado - 1.5%
           ----------------------------------------------------------
   2,000   Larimer County, School District, GO,
            5.500%, 12/15/09, FGIC                                        2,202
           ----------------------------------------------------------   -------
           Connecticut - 1.5%
           ----------------------------------------------------------
   2,000   New Haven, Series B, GO,
            5.750%, 11/1/09                                               2,245
           ----------------------------------------------------------   -------
           Florida - 7.6%
           ----------------------------------------------------------
   2,800   Dade County School District, GO, 6.500%, 8/1/03                2,983
   2,455   Escambia County, Revenue,
            4.600%, 1/1/07, AMBAC                                         2,534
   1,000   Orlando, Capital Improvement, Revenue, 6.000%, 10/1/22
            (Prerefunded 10/1/01 @ 102)                                   1,025
   4,170   State Revenue Capital, Airports Project,
            4.250%, 6/1/04, MBIA                                          4,272
           ----------------------------------------------------------   -------
           Total                                                         10,814
           ----------------------------------------------------------   -------
           Georgia - 1.5%
           ----------------------------------------------------------
   2,000   Fulton County, Hospital Authority, Series B, Revenue,
            6.375%, 9/1/22
            (Prerefunded 9/1/02 @ 102)                                    2,114
           ----------------------------------------------------------   -------
           Illinois - 5.1%
           ----------------------------------------------------------
   2,000   Chicago Metro Water Reclamation, Series B, 5.000%, 12/1/05     2,119
   1,230   Cook County, Community School District #097 Oak Park,
            Series A, GO, 5.500%, 12/1/12 (Callable 12/1/09 @ 100)        1,311

 Principal                          Security
  Amount                           Description                           Value
 --------- ----------------------------------------------------------   -------
           Illinois (continued)
           ----------------------------------------------------------
  $1,495   Lake, Cook, Kane & McHenry Counties, School District,
            4.250%, 12/1/03                                             $ 1,526
   1,075   Macon County School District, GO,
            5.000%, 12/1/07                                               1,147
   1,055   Macon County & Decatur, Illinois, CP, 6.500%, 1/1/05, FGIC     1,154
           ----------------------------------------------------------   -------
           Total                                                          7,257
           ----------------------------------------------------------   -------
           Indiana - 9.3%
           ----------------------------------------------------------
   4,000   Fort Wayne, Indiana Hospital Authority, 5.000%, 11/15/13       4,080
   1,720   Indianapolis, Public Improvements, 4.500%, 7/1/04              1,773
   1,265   Michigan City Schools,
            5.000%, 1/5/05, FSA                                           1,324
   1,400   Michigan City Schools,
            5.000%, 7/5/09, FSA                                           1,476
   1,275   Munster, School Building Corp., Revenue, 5.700%, 7/15/10
            (Prerefunded 1/15/05 @ 101), MBIA                             1,382
   2,000   South Bend, Indiana, Community School Corp., Riley School
            Building Corp., Refunding, Revenue,
            5.250%, 7/1/12
            (Callable 7/1/08 @ 101)                                       2,101
   1,000   Tippecanoe County School Building, 5.100%, 7/15/06 AMBAC       1,065
           ----------------------------------------------------------   -------
           Total                                                         13,201
           ----------------------------------------------------------   -------
           Kentucky - 1.5%
           ----------------------------------------------------------
   2,000   State Turnpike Authority Economic Development,
            5.500%, 7/1/10, AMBAC                                         2,195
           ----------------------------------------------------------   -------
           Michigan - 4.8%
           ----------------------------------------------------------
   1,000   Delta County Economic Development, Floating Rate Note,
            12/1/13 (2.750%, 8/1/01)(b)                                   1,000
   1,000   Detroit, Michigan, Series A, GO, 6.700%, 4/1/10 (Callable
            4/1/05 @ 101)                                                 1,122
   1,090   Grand Valley University Revenue Series A, 3.800%, 6/1/06,
            FGIC                                                          1,097
   2,000   Jackson County Economic Development, Floating Rate Note,
            6/1/27 (2.750%, 8/1/01) (b)                                   2,000
   1,500   Michigan, Municipal Bond Authority, Revenue, 7.000%,
            11/1/03, AMBAC                                                1,627
           ----------------------------------------------------------   -------
           Total                                                          6,846
           ----------------------------------------------------------   -------

                                 - Continued -

Fifth Third Municipal Bond Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                         Security
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------
           Minnesota - 3.2%
           --------------------------------------------------------
  $2,500   Dakota County, GO, 4.500%, 2/1/06                          $  2,592
   1,900   Minneapolis, Minnesota,
            4.750%, 12/1/10                                              1,984
           --------------------------------------------------------   --------
           Total                                                         4,576
           --------------------------------------------------------   --------
           Missouri - 1.5%
           --------------------------------------------------------
   2,000   Kansas City, Streetlight Project, Series B, GO, 5.000%,
            2/1/13 (Callable 2/1/07 @ 101)                               2,064
           --------------------------------------------------------   --------
           Nevada - 3.7%
           --------------------------------------------------------
   4,000   Clark County, Flood Control, GO, 5.250%, 11/1/10
            (Callable 11/1/08 @ 101), FGIC                               4,276
   1,000   Washoe County School District, 5.000%, 6/1/09, FGIC           1,058
           --------------------------------------------------------   --------
           Total                                                         5,334
           --------------------------------------------------------   --------
           New Mexico - 1.4%
           --------------------------------------------------------
   1,970   Bernalillo County Revenue,
            4.000%, 6/15/03                                              2,004
           --------------------------------------------------------   --------
           New York - 5.1%
           --------------------------------------------------------
   2,000   New York City, Series F, GO,
            5.500%, 8/1/06                                               2,164
   4,855   New York State, GO,
            5.250%, 9/15/13
            (Callable 9/15/08 @ 101)                                     5,113
           --------------------------------------------------------   --------
           Total                                                         7,277
           --------------------------------------------------------   --------
           North Carolina - 3.8%
           --------------------------------------------------------
   3,000   North Carolina State Public Impt, Series A, 5.000%,
            9/1/02                                                       3,077
   2,200   North Carolina, Municipal Power Agency, Revenue, 5.900%,
            1/1/03                                                       2,287
           --------------------------------------------------------   --------
           Total                                                         5,364
           --------------------------------------------------------   --------
           Ohio - 0.8%
           --------------------------------------------------------
   1,000   Ohio State, Water Development Authority, Revenue,
            6.000%, 6/1/05                                               1,091
           --------------------------------------------------------   --------
           Oregon - 0.8%
           --------------------------------------------------------
   1,000   Yamhill County, School District No. 029J, GO, 6.100%,
            6/1/11 (Prerefunded 6/1/04 @ 101), FSA                       1,087
           --------------------------------------------------------   --------
           Pennsylvania - 2.2%
           --------------------------------------------------------
   3,000   Pennsylvania State, GO,
            5.000%, 10/1/05                                              3,181
           --------------------------------------------------------   --------

 Principal                          Security
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------
           Rhode Island - 2.0%
           ---------------------------------------------------------
  $2,535   Rhode Island Depositors Economic, Protection Corp.,
            Special Obligation, 5.875%, 8/1/11                         $  2,876
           ---------------------------------------------------------   --------
           South Dakota - 1.9%
           ---------------------------------------------------------
   2,375   Heartland, Consumers Power District, Electric Revenue,
            6.000%, 1/1/09, FSA                                           2,631
           ---------------------------------------------------------   --------
           Tennessee - 3.7%
           ---------------------------------------------------------
   5,000   Memphis General Improvement, GO, 5.250%, 4/1/14
            (Callable 4/1/08 @ 101)                                       5,221
           ---------------------------------------------------------   --------
           Texas - 8.7%
           ---------------------------------------------------------
   2,475   Austin Public Improvements,
            5.250%, 9/1/06                                                2,655
   1,430   Dallas, Improvement, GO,
            5.000%, 2/15/18
            (Callable 2/15/08 @ 100)                                      1,434
   1,425   North Texas Municipal Water District, 5.000%, 9/1/06,
            MBIA                                                          1,509
   2,125   Round Rock Independents School District, 6.500%, 8/1/08,
            PSF                                                           2,442
   1,000   San Antonio, GO, Series A,
            5.000%, 2/1/09                                                1,053
   1,500   Texas Municipal Power Agency, 6.750%, 9/1/12                   1,535
   1,600   Texas State, GO, 6.000%, 10/1/08                               1,798
           ---------------------------------------------------------   --------
           Total                                                         12,426
           ---------------------------------------------------------   --------
           Utah - 2.7%
           ---------------------------------------------------------
   1,530   St. George, Water Revenue,
            5.600%, 6/1/10
            (Callable 6/1/05 @ 101)                                       1,663
   1,000   Salt Lake City, Motor Fuel Excise Tax, Series A, Revenue,
            5.400%, 2/1/03                                                1,035
   1,000   Utah, State Building Ownership Authority, Revenue,
            5.500%, 5/15/09, FSA                                          1,088
           ---------------------------------------------------------   --------
           Total                                                          3,786
           ---------------------------------------------------------   --------
           Washington - 6.1%
           ---------------------------------------------------------
   2,000   King County, School District No. 411, GO, 6.500%, 12/1/09
            (Prerefunded 12/1/02 @ 100), AMBAC                            2,097
   2,000   King County School District No. 415 Kent, GO, 5.550%,
            12/1/11                                                       2,199
   4,000   Washington State, GO, Series A, 5.500%, 9/1/08, FSA            4,367
           ---------------------------------------------------------   --------
           Total                                                          8,663
           ---------------------------------------------------------   --------

                                 - Continued -

Fifth Third Municipal Bond Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Shares or
 Principal                      Security
  Amount                       Description                       Value
 --------- --------------------------------------------------   --------
           Wisconsin - 7.3%
           --------------------------------------------------
  $1,000   Milwaukee, Series C, GO,
            5.300%, 6/15/07
            (Prerefunded 6/15/02 @ 100)                         $  1,023
     680   Necedah Area School District, 4.500%, 3/1/07, MBIA        703
     710   Necedah Area School District, 4.500%, 3/1/08, MBIA        731
     750   Necedah Area School District, 4.500%, 3/1/09, MBIA        769
     665   Waukesha Water Revenue,
            4.000%, 10/1/05, MBIA                                    677
   4,180   Wisconsin State, Series 3,
            5.125%, 11/1/08                                        4,476
   2,000   Wisconsin State, Series D,
            5.100%, 5/1/12                                         2,082
           --------------------------------------------------   --------
           Total                                                  10,461
           --------------------------------------------------   --------
           Total Municipal Bonds                                 139,468
           --------------------------------------------------   --------
 Short-Term Investments - 4.3%
           Money Markets - 4.3%
           --------------------------------------------------
   3,130   Federated Tax Free Trust                                3,130
   3,020   SEI Institutional Tax Free Fund                         3,020
           --------------------------------------------------   --------
           Total Short-Term Investments                            6,150
           --------------------------------------------------   --------
           Total Investments (Cost $142,065) (a) -  102.2%       145,618
           --------------------------------------------------   --------
           Liabilities in excess of other assets -  (2.2%)        (3,136)
           --------------------------------------------------   --------
           NET ASSETS - 100.0%                                  $142,482
           --------------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $3,553, which is composed of $3,740 appreciation and $187 depreciation at July 31, 2001.
(b)  Current rate and demand date shown.

The following abbreviations are used in this portfolio:
AMBAC--American Municipal Bond Assurance Corporation
CP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligation
MBIA--Municipal Bond Investors Assurance Corporation
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Ohio Tax Free Bond Fund
Schedule of Portfolio Investments
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                          Security
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

 Municipal Bonds - 98.0%
           Ohio - 97.4%
           ---------------------------------------------------------
  $  500   Akron, Various Purpose Improvement, GO, 5.600%, 12/1/06
            (Callable 12/1/04 @ 102), MBIA                             $    539
   2,120   American Municipal Power - Ohio, Inc., 5.000%, 1/1/09          2,244
   1,500   Beavercreek, Ohio, Local School District, 6.600%, 12/1/15      1,804
   1,510   Bowling Green State University, Higher Education Revenue,
            5.550%, 6/1/10 (Callable 6/1/06 @ 101), AMBAC                 1,611
   4,000   Butler County, Hospital Facilities, Revenue, 4.750%,
            11/15/18 (Callable 11/15/08 @ 101)                            3,486
   5,000   Butler County, Transportation Improvement District
            Revenue, 5.000%, 4/1/02, FSA                                  5,077
   5,000   Cincinnati, Ohio, GO, 4.375%, 12/1/01                          5,099
   3,555   Cincinnati, Ohio, GO, 5.250%, 12/1/14                          3,740
   2,500   Cleveland City School District, Revenue, 4.800%, 6/1/03,
            AMBAC                                                         2,579
   4,110   Cleveland, Ohio, Stadium Project, 5.250%, 11/15/11
            (Callable 11/15/07 @102), AMBAC                               4,388
   5,000   Cleveland, Ohio, Public Power System, Revenue,
            5.250%, 11/15/16 (Callable 11/15/06 @ 102)                    5,137
   2,000   Cleveland, Ohio, Public Power System Revenue,
            7.000%, 11/15/24                                              2,270
   2,500   Cleveland, Ohio, Waterworks Revenue, Refunding &
            Improvement - Series I, 5.250%, 1/1/11 (Callable 1/1/08
            @ 101)                                                        2,657
   3,500   Cleveland, Ohio, Waterworks Revenue, Refunding &
            Improvement - Series G, 5.500%, 1/1/21                        3,779
   2,875   Cleveland, Ohio,Waterworks Revenue, 6.250%, 1/1/15
            (Prerefunded 1/1/02 @102)                                     2,974
   1,000   Columbus, Ohio, GO, 6.500%, 1/1/10
            (Callable 1/1/02 @ 102)                                       1,035
   1,000   Columbus, Refunding Limited, Series A, GO, 5.300%, 7/1/09
            (Callable 7/1/03 @ 102)                                       1,036

 Principal                          Security
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

           Ohio (continued)
           ---------------------------------------------------------
  $1,350   Columbus, Ohio, Series 2, GO, 5.500%, 5/15/08
            (Callable 5/15/04 @ 102)                                   $  1,429
   2,770   Columbus, Ohio, Water System Revenue, 4.500%, 11/1/04          2,878
   4,000   Columbus, Ohio, Water System Revenue, 5.000%, 11/1/07          4,269
   3,435   Cuyahoga County, GO, 5.600%, 5/15/13, MBIA-IBC                 3,802
   2,245   Cuyahoga County Hospital Revenue, 5.500%, 2/15/09, MBIA        2,441
   3,000   Cuyahoga Jail Facilities, GO, 5.250%, 10/1/13, MBIA-IBC        3,229
     500   Euclid City School District, GO, 6.700%, 12/1/02
            (Prerefunded 12/1/01 @ 102)                                     517
   1,500   Euclid City School District, GO, 5.125%, 12/1/11
            (Callable 12/1/05 @ 102), AMBAC                               1,570
   2,270   Franklin County Development Revenue, 5.500%, 10/1/12
            (Callable 10/1/09 @ 101)                                      2,397
   1,030   Franklin County Refunding & Improvements, Medical,
            Revenue, 6.500%, 5/1/07
            (Callable 11/1/02 @ 102)                                      1,091
   1,455   Greater Cleveland Regional Transit Authority Ohio,
            5.375%, 12/1/11 (Callable 12/1/08 @ 101)                      1,568
   3,670   Hamilton County, Ohio, Hospital Facilities, Revenue,
            5.250%, 5/15/11 (Callable 11/15/08 @ 101)                     3,908
   1,000   Hamilton County, Ohio, Sewer System, Series A, Revenue,
            5.600%, 12/1/08 (Callable 12/1/05 @ 102), FGIC                1,081
   3,000   Hamilton County, Ohio, Health Care Systems, Revenue,
            6.250%, 5/15/24                                               3,196
   1,150   Knox County Hospital Facilities, Revenue, 4.700%, 6/1/08,
            Asset GTY                                                     1,172
   5,250   Knox County Community Hospital, Revenue, 5.000%, 6/1/12,
            Asset GTY                                                     5,346
   1,000   Lakota Local School District, GO, 6.400%, 12/1/01, AMBAC       1,012
   1,375   Lebanaon, Ohio, Electric Revenue, 5.500%, 12/1/14
            (Callable 12/1/10 @101) AMBAC                                 1,483
   1,520   Loveland, Ohio, City School District, Refunding, Series
            A, 3.650%, 12/1/02                                            1,535

                                 - Continued -

Fifth Third Ohio Tax Free Bond Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

 Principal                          Security                            Market
  Amount                          Description                           Value
 --------- ---------------------------------------------------------   --------

           Ohio (continued)
           ---------------------------------------------------------
  $4,000   Lucas County, Ohio, Hospital, Revenue, 6.000%, 11/15/04     $  4,323
     285   Montgomery Sisters Of Charity, Revenue, 6.500%, 5/15/08,
            MBIA                                                            292
   1,750   Montgomery County, Ohio, Solid Waste, Revenue,
            5.250%, 11/1/04, MBIA                                         1,857
   3,000   Montgomery County, Ohio, Solid Waste, Revenue, 5.400%,
            11/1/08 (Callable 11/1/05 @ 102) MBIA                         3,217
   5,750   Montgomery County, Ohio, Catholic Health Initiatives-A,
            6.000%, 12/1/26                                               6,046
   1,000   Ohio State Building Authority, 5.250%, 4/1/09
            (Callable 4/1/08 @ 101)                                       1,075
   2,410   Ohio State Building Authority, 5.250%, 10/1/10
            (Callable 4/1/09 @ 101)                                       2,595
   4,700   Ohio State Building Authority, State Facilities - Art
            Facilities Building Fund-A, 5.000%, 10/1/08                   5,005
   2,000   Ohio State Building Authority, State Facilities - Admin
            Building
            Fund-A, 5.250%, 10/1/10 (Callable 10/1/08 @101)               2,146
   5,500   Ohio State Higher Education, Community Case Western
            Reserve, 6.250%, 7/1/14                                       6,429
   1,000   Ohio State Higher Education, Dennison University Project,
            5.500%, 11/1/12 (Callable 11/1/11@101)                        1,096
   2,000   Ohio State Higher Education, UD Project, 5.300%, 12/1/12       2,115
   5,000   Ohio State Highway, Series V, GO, 4.800%, 5/15/04              5,209
   3,000   Ohio State Housing Authority, 4.625%, 9/1/31
            (Callable 1/1/11@100)                                         3,009
   1,835   Ohio State Mental Health Facilities, Series II-B, 5.000%,
            6/1/08                                                        1,949
   1,000   Ohio State Special Obligations Education, Series A,
            Revenue, 5.800%, 6/1/03, AMBAC                                1,050
     500   Ohio State Public Facilities, Series II-A, Revenue,
            5.500%, 12/1/03 (Callable 12/1/01 @ 102), FSA                   515
   2,250   Ohio State Public Facilities,
            Series II-A, Revenue, 4.500%, 12/1/08
            (Callable 12/1/07 @ 100)                                      2,319

 Principal                         Security                            Market
  Amount                          Description                          Value
 --------- --------------------------------------------------------   --------

           Ohio (continued)
           --------------------------------------------------------
  $1,500   Ohio State Public Facilities, Series II-A, Revenue,
            5.000%, 5/1/12 (Callable 5/1/7 @100)                      $  1,543
   3,000   Ohio State Public Facilities, Revenue, Series II-B,
            5.750%, 11/1/04, AMBAC                                       3,227
   2,000   Ohio State Public Facilities, Revenue, Series II-B,
            5.750%, 11/1/05 (Callable 11/1/04 @ 100), AMBAC              2,156
   5,000   Ohio State Turnpike, Series A, Revenue, 5.700%, 2/15/17
            (Prerefunded 2/15/06 @ 102), MBIA                            5,530
   3,750   Ohio State Water, Revenue, 5.125%, 12/1/08
            (Callable 6/1/05 @ 101), MBIA                                3,937
   4,000   Ohio State Water, Revenue, 5.300%, 12/1/10
            (Callable 6/1/05 @ 101), MBIA                                4,191
     590   Perrysburg, Ohio, Exempted Village School District,
            3.550%, 12/1/01                                                592
   1,000   Sidney, Ohio Construction, 4.900%, 11/1/07
            (Callable 11/1/03 @ 102), AMBAC                              1,042
     555   Tiffin, Sewer System, GO, 6.600%, 12/1/03
            (Callable 12/1/01 @ 101)                                       568
   2,000   University of Cincinnati, General Obligation, 5.500%,
            6/1/09, FGIC                                                 2,186
   1,750   University Of Cincinnati, CP, 5.000%, 6/1/10, MBIA            1,855
   2,000   Wauseon Village School District, GO, 5.450%, 12/1/14
            (Callable 6/1/07 @ 101), MBIA                                2,108
   1,000   West Geauga, Ohio, Local School District, GO, 5.550%,
            11/1/05 (Callable 11/1/04 @ 102), AMBAC                      1,081
   1,000   West Geauga, Ohio, Local School District, GO, 5.650%,
            11/1/06 (Callable 11/1/04 @ 102), AMBAC                      1,079
   2,090   Westerville, Ohio, GO, 5.250%, 12/1/11 (Callable 12/1/09
            @ 101)                                                       2,248
   2,000   Westlake, Ohio, City School District, Series A, GO,
            5.050%, 12/1/04                                              2,081
           --------------------------------------------------------   --------
           Total                                                       179,050
           --------------------------------------------------------   --------
           Virgin Islands - 0.6%
           --------------------------------------------------------
   1,000   Virgin Islands Public Financial Authority, Revenue,
            5.125%, 7/1/04                                               1,047
           --------------------------------------------------------   --------
           Total Municipal Bonds                                       180,097
           --------------------------------------------------------   --------

                                 - Continued -

Fifth Third Ohio Tax Free Bond Fund
Schedule of Portfolio Investments (continued)
July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

                           Security
 Shares                  Description                     Value
 ------ ---------------------------------------------   --------

 Short-Term Investments - 1.9%
        Money Markets - 1.9%
        ---------------------------------------------
  3,536 Touchstone Ohio Money Fund                      $  3,536
      5 Vangard Ohio Tax Free Money Market Fund                5
        ---------------------------------------------   --------
        Total Short-Term Investments                       3,541
        ---------------------------------------------   --------
        Total Investments (Cost $177,042) (a) - 99.9%    183,638
        ---------------------------------------------   --------
        Other assets in excess of liabilities -0.1%           94
        ---------------------------------------------   --------
        NET ASSETS - 100.0%                             $183,732
        ---------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $6,596, which is composed of $6,684 appreciation and $88 depreciation at July 31, 2001.

The following abbreviations are used in this portfolio:
AMBAC--American Municipal Bond Assurance Corporation
FGIC--Federal Guarantee Insurance Corporation
FSA--Financial Security Assurance
GO--General Obligation
IBC--Insured Bond Certificate
MBIA--Municipal Bond Insurance Association
       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2001
(Amounts in thousands except per share amounts)

--------------------------------------------------------------------------------

                               Quality    Equity
                                Growth    Income  Pinnacle  Balanced  Mid Cap  Technology
                                 Fund      Fund     Fund      Fund      Fund      Fund
                              ---------- -------- --------  --------  -------- ----------
Assets:
Investments, at value (cost
 $918,647; $77,853; $48,003;
 $344,176; $270,018 and
 $77,240, respectively)       $1,066,159 $106,977 $51,955   $327,763  $298,801  $ 51,429
Repurchase agreements, at
 cost                             16,783    4,095   1,320      8,073     2,938     1,534
                              ---------- -------- -------   --------  --------  --------
 Total Investments             1,082,942  111,072  53,275    335,836   301,739    52,963
Cash                                  --       --       3         --        --        --
Interest and dividends
 receivable                          758      222       2      1,018        72         8
Receivable for investments
 sold                                 --       --   1,130         --        --       193
Receivable for Fund shares
 sold                                836      185      28        640       979       238
Other assets                         226       20      --         10        58        --
                              ---------- -------- -------   --------  --------  --------
 Total Assets                  1,084,762  111,499  54,438    337,504   302,848    53,402
                              ---------- -------- -------   --------  --------  --------
Liabilities:
Cash overdraft                         9       --      --        450         6        --
Payable for investments
 purchased                            --       --     763         --        --       654
Payable for Fund shares
 redeemed                            864       84      40      2,164       527       129
Call options, at value
 (premiums received $0; $0;
 $0; $39; $100 and $0,
 respectively)                        --       --      --          8        21        --
Accrued expenses and other
 payables:
 Investment advisory fees            730       75      --        228       202        43
 Distribution fees                    94        5       6         36        13         2
 Other                                --       --      15         --        --        67
                              ---------- -------- -------   --------  --------  --------
 Total Liabilities                 1,697      164     824      2,886       769       895
                              ---------- -------- -------   --------  --------  --------
Net Assets:
Paid-in Capital                  899,639   77,863  59,450    344,940   263,194    92,934
Accumulated net investment
 income                               --       60      --        865        --        --
Accumulated net realized
 gain/(loss) from investment
 transactions and options
 contracts                        35,914    4,288  (9,788)     5,195    10,023   (14,616)
Net unrealized
 appreciation/(depreciation)
 on investments and options
 contracts                       147,512   29,124   3,952    (16,382)   28,862   (25,811)
                              ---------- -------- -------   --------  --------  --------
 Net Assets                   $1,083,065 $111,335 $53,614   $334,618  $302,079  $ 52,507
                              ========== ======== =======   ========  ========  ========
Net Assets:
 Institutional Shares         $  716,251 $ 92,635 $31,415   $211,221  $255,634  $ 45,842
 Investment A Shares             340,596   16,069  20,106    106,275    41,278     5,615
 Investment B Shares              14,531    1,963     158     10,239     3,757       900
 Investment C Shares              11,687      668   1,935      6,883     1,410       150
                              ---------- -------- -------   --------  --------  --------
 Total                        $1,083,065 $111,335 $53,614   $334,618  $302,079  $ 52,507
                              ========== ======== =======   ========  ========  ========
Shares of Beneficial
 Interest Outstanding
(Unlimited number of shares
 authorized, no par value):
 Institutional Shares             38,748    7,062   1,234     15,774    16,930     4,420
 Investment A Shares              18,582    1,225     795      7,960     2,762       543
 Investment B Shares                 797      148       6        771       253        88
 Investment C Shares                 657       51      78        519        98        14
                              ---------- -------- -------   --------  --------  --------
 Total                            58,784    8,486   2,113     25,024    20,043     5,065
                              ========== ======== =======   ========  ========  ========
Net Asset Value
 Institutional Shares         $    18.48 $  13.12 $ 25.47   $  13.39  $  15.10  $  10.37
                              ========== ======== =======   ========  ========  ========
 Investment A Shares-
  redemption price per share  $    18.33 $  13.11 $ 25.28   $  13.35  $  14.94  $  10.35
                              ========== ======== =======   ========  ========  ========
 Investment B Shares-
  offering price per share*   $    18.23 $  13.24 $ 25.59   $  13.28  $  14.86  $  10.28
                              ========== ======== =======   ========  ========  ========
 Investment C Shares-
  offering price per share*   $    17.78 $  13.10 $ 24.75   $  13.26  $  14.36  $  10.24
                              ========== ======== =======   ========  ========  ========
Maximum sales charge-
 Investment A Shares               4.50%    4.50%   4.50%      4.50%     4.50%     4.50%
Maximum Offering Price
 (100%/(100%-Maximum sales
 charge) of net asset value
 adjusted to nearest cent)
 per share (Investment A
 Shares)                      $    19.19 $  13.73 $ 26.47   $  13.98  $  15.64  $  10.84
                              ========== ======== =======   ========  ========  ========

--------
* Redemption price per share varies by length of time shares are held. (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities (continued)
July 31, 2001
(Amounts in thousands except per share amounts)

--------------------------------------------------------------------------------

                                                                   U.S.                 Ohio
                              International   Bond    Quality   Government            Tax Free
                                 Equity     Fund For    Bond    Securities Municipal    Bond
                                  Fund       Income     Fund       Fund    Bond Fund    Fund
                              ------------- --------  --------  ---------- ---------  --------
Assets:
Investments, at value (cost
 $175,995; $185,053;
 $200,039; $46,567; $142,065
 and $177,042, respectively)    $151,212    $189,765  $204,498   $48,025   $145,618   $183,638
Repurchase agreements, at
 cost                              6,333      19,126    13,000     4,271         --         --
                                --------    --------  --------   -------   --------   --------
 Total Investments               157,545     208,891   217,498    52,296    145,618    183,638
Cash                               2,870          --         1        --         --         --
Foreign Currency, at value
 (cost $545)                         548          --        --        --         --         --
Interest and dividends
 receivable                          108       2,340     2,349       820      1,663      1,910
Receivable for investments
 sold                                 43      10,667        --        --          9        103
Receivable for Fund shares
 sold                                764          --       170       416         40         76
Tax reclaim receivables              683          --        --        --         --         --
Other assets                           8          99        78         9         48        111
                                --------    --------  --------   -------   --------   --------
 Total Assets                    162,569     221,997   220,096    53,541    147,378    185,838
                                --------    --------  --------   -------   --------   --------
Liabilities:
Cash overdraft                        --          --        --       128         --         --
Payable for investments
 purchased                            87       7,526        --        --      4,808      1,943
Payable for Fund shares
 redeemed                            905       1,416       261        22         22         73
Payable for variation margin
 in foreign currency
 contracts                            85          --        --        --         --         --
Accrued expenses and other
 payables:
 Investment advisory fees            135          99       101        13         66         85
 Distribution fees                     1           5         5         1         --          5
 Other                               134           2        --        --         --         --
                                --------    --------  --------   -------   --------   --------
 Total Liabilities                 1,347       9,048       367       164      4,896      2,106
                                --------    --------  --------   -------   --------   --------
Net Assets:
Paid-in Capital                  191,512     232,314   219,637    53,120    141,788    179,412
Accumulated net investment
 income                            1,766          --       110        11          4          6
Accumulated net realized
 loss from investment
 transactions, futures and
 foreign currency
 transactions                     (7,257)    (24,077)   (4,477)   (1,212)    (2,863)    (2,282)
Net unrealized
 appreciation/(depreciation)
 on investments, futures and
 foreign currency
 transactions                    (24,799)      4,712     4,459     1,458      3,553      6,596
                                --------    --------  --------   -------   --------   --------
 Net Assets                     $161,222    $212,949  $219,729   $53,377   $142,482   $183,732
                                ========    ========  ========   =======   ========   ========
Net Assets:
 Institutional Shares           $154,950    $188,435  $205,274   $48,770   $141,675   $166,802
 Investment A Shares               5,933      24,135    11,576     4,076        791     14,516
 Investment B Shares                 176          --     1,857        --         --        898
 Investment C Shares                 163         379     1,022       531         16      1,516
                                --------    --------  --------   -------   --------   --------
 Total                          $161,222    $212,949  $219,729   $53,377   $142,482   $183,732
                                ========    ========  ========   =======   ========   ========
Shares of Beneficial
 Interest Outstanding
 (Unlimited number of shares
 authorized, no par value):
 Institutional Shares             17,146      15,728    20,962     4,848     11,916     16,241
 Investment A Shares                 658       2,016     1,182       405         66      1,413
 Investment B Shares                  19          --       190        --         --         89
 Investment C Shares                  19          32       104        53          1        148
                                --------    --------  --------   -------   --------   --------
 Total                            17,842      17,776    22,438     5,306     11,983     17,891
                                ========    ========  ========   =======   ========   ========
Net Asset Value
 Institutional Shares           $   9.04    $  11.98  $   9.79   $ 10.06   $  11.89   $  10.27
                                ========    ========  ========   =======   ========   ========
 Investment A Shares-
  redemption price per share    $   9.02    $  11.97  $   9.80   $ 10.06   $  11.91   $  10.28
                                ========    ========  ========   =======   ========   ========
 Investment B Shares-
  offering price per share*     $   9.06          --  $   9.79        --         --      10.10
                                ========    ========  ========   =======   ========   ========
 Investment C Shares-
  offering price per share*     $   8.82    $  11.95  $   9.78   $ 10.01   $  11.92   $  10.25
                                ========    ========  ========   =======   ========   ========
Maximum sales charge-
 Investment A Shares               4.50%       4.50%     4.50%     4.50%      4.50%      4.50%
Maximum Offering Price
 (100%/(100%-Maximum sales
 charge) of net asset value
 adjusted to nearest cent)
 per share (Investment A
 Shares)                        $   9.45    $  12.53  $  10.26   $ 10.53   $  12.47   $  10.76
                                ========    ========  ========   =======   ========   ========

--------
* Redemption price per share varies by length of time shares are held.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the Year Ended July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

                             Quality   Equity
                             Growth    Income   Pinnacle  Balanced  Mid Cap   Technology
                              Fund      Fund      Fund      Fund      Fund       Fund
                            ---------  -------  --------  --------  --------  ----------
INVESTMENT INCOME:
Interest income             $     917  $   216  $     67  $  6,719  $    423   $    102
Dividend income                 8,089    2,154       404     1,349     1,817         58
Foreign tax withholding           (10)      --        --        (3)       --         (1)
                            ---------  -------  --------  --------  --------   --------
 Total Income                   8,996    2,370       471     8,065     2,240        159
                            ---------  -------  --------  --------  --------   --------
EXPENSES:
Investment advisory fees        8,897      906       596     2,588     2,293        604
Administrative fees             1,746      188       137       549       470        103
Distribution services--
 Investment A Shares              832       36        74       271        96         16
Distribution services--
 Investment B Shares*              59        6         1        43        15          5
Distribution services--
 Investment C Shares              109        6        24        60        11          1
Shareholder servicing--
 Investment C Shares               33        2         7        18         3         --
Fund accounting fees              168       51        60        89        74         55
Custodian fees                     26        9        13        22        19          9
Transfer agent fees               275       41        46        99        84         28
Other fees                        287       68        68       126       110        110
                            ---------  -------  --------  --------  --------   --------
 Total Expenses                12,432    1,313     1,026     3,865     3,175        931
                            ---------  -------  --------  --------  --------   --------
 Less fees voluntarily
  reduced                         (16)     (63)      (97)     (204)     (110)        --
                            ---------  -------  --------  --------  --------   --------
 Net Expenses                  12,416    1,250       929     3,661     3,065        931
                            ---------  -------  --------  --------  --------   --------
 Net Investment
  Income/(Loss)                (3,420)   1,120      (458)    4,404      (825)      (772)
                            ---------  -------  --------  --------  --------   --------
Realized and Unrealized
 Gains/(Losses) from
 Investments and Options
 Contracts:
Net realized
 gains/(losses) from
 investment transactions
 and options contracts         46,325    4,423    (6,998)   13,317    14,432    (14,357)
Net change in unrealized
 appreciation/depreciation
 on investments and
 options contracts           (290,087)  (2,783)  (21,203)  (60,336)  (43,645)   (22,861)
                            ---------  -------  --------  --------  --------   --------
Net realized and
 unrealized gains/(losses)
 from investments            (243,762)   1,640   (28,201)  (47,019)  (29,213)   (37,218)
                            ---------  -------  --------  --------  --------   --------
Change in net assets
 resulting from operations  $(247,182) $ 2,760  $(28,659) $(42,615) $(30,038)  $(37,990)
                            =========  =======  ========  ========  ========   ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of Investment B Shares) to July 31, 2001.


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations (continued)
For the Year Ended July 31, 2001
(Amounts in thousands)

--------------------------------------------------------------------------------

                                           Bond                U.S.                Ohio
                            International  Fund    Quality  Government           Tax Free
                               Equity       For     Bond    Securities Municipal   Bond
                                Fund      Income    Fund       Fund    Bond Fund   Fund
                            ------------- -------  -------  ---------- --------- --------
INVESTMENT INCOME:
Interest income               $  3,966    $13,655  $14,286    $3,001    $ 6,705  $ 8,740
Dividend income                    134         --       --        --         --       --
Foreign tax withholding           (487)        --       --        --         --       --
                              --------    -------  -------    ------    -------  -------
 Total Income                    3,613     13,655   14,286     3,001      6,705    8,740
                              --------    -------  -------    ------    -------  -------
EXPENSES:
Investment advisory fees         1,896      1,153    1,193       275        769      991
Administrative fees                346        332      341        88        228      286
Distribution services--
 Investment A Shares                16         63       27         8          1       35
Distribution services--
 Investment B Shares*                1         --        5        --         --        2
Distribution services--
 Investment C Shares                 2          3        7         2         --        8
Shareholder servicing--
 Investment C Shares                 1          1        2         1         --        2
Fund accounting fees               149         50       56        49         49       60
Custodian fees                     109         12       16        10          6        7
Transfer agent fees                 74         69       58        26         37       51
Other fees                         241         73       82        49         66       76
                              --------    -------  -------    ------    -------  -------
 Total Expenses                  2,835      1,756    1,787       508      1,156    1,518
                              --------    -------  -------    ------    -------  -------
 Less fees voluntarily
  reduced                           --       (116)    (121)     (124)      (105)    (107)
                              --------    -------  -------    ------    -------  -------
 Net Expenses                    2,835      1,640    1,666       384      1,051    1,411
                              --------    -------  -------    ------    -------  -------
 Net Investment Income             778     12,015   12,620     2,617      5,654    7,329
                              --------    -------  -------    ------    -------  -------
Realized and Unrealized
 Gains/(Losses) from
 Investments, Futures and
 Foreign Currency
 Transactions:
Net realized
 gains/(losses) from
 investment transactions,
 futures, and foreign
 currency transactions          (3,830)     3,835    4,997       386      1,355      282
Net change in unrealized
 appreciation/depreciation
 on investments, futures
 and translation of assets
 and liabilities
 denominated in foreign
 currencies                    (33,759)     5,193    4,187     2,231      4,037    6,712
                              --------    -------  -------    ------    -------  -------
Net realized and
 unrealized gains/(losses)
 from investments, futures
 and foreign currency
 transactions                  (37,589)     9,028    9,184     2,617      5,392    6,994
                              --------    -------  -------    ------    -------  -------
Change in net assets
 resulting from operations    $(36,811)   $21,043  $21,804    $5,234    $11,046  $14,323
                              ========    =======  =======    ======    =======  =======

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of Investment B Shares) to July 31, 2001.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)

--------------------------------------------------------------------------------

                              Quality Growth Fund         Equity Income Fund             Pinnacle Fund
                          --------------------------- --------------------------- ---------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                          ------------- ------------- ------------- ------------- ------------- -------------
Increase/(Decrease) in
 Net Assets:
Operations:
Net investment
 income/(loss)             $   (3,420)   $   (1,408)    $  1,120      $  2,041       $  (458)     $   (432)
Net realized gain/(loss)
 from investment
 transactions and
 options contracts             46,325       107,993        4,423         4,656        (6,998)         (253)
Net change in unrealized
 appreciation/
 depreciation on
 investments and options
 contracts                   (290,087)       47,729       (2,783)      (18,711)      (21,203)        5,731
                           ----------    ----------     --------      --------       -------      --------
 Change in net assets
  resulting from
  operations                 (247,182)      154,314        2,760       (12,014)      (28,659)        5,046
                           ----------    ----------     --------      --------       -------      --------
Distributions to
 Institutional
 Shareholders:
 From net investment
  income                           --            --         (970)       (1,836)           --            --
 From net realized gains
  from investment
  transactions and
  option contracts            (91,879)      (30,615)      (1,979)       (7,737)       (1,436)         (947)
Distributions to
 Investment A
 Shareholders:
 From net investment
  income                           --            --         (108)         (195)           --            --
 From net realized gains
  from investment
  transactions and
  option contracts            (24,349)       (6,684)        (265)       (1,054)         (998)         (762)
Distributions to
 Investment B
 Shareholders:*
 From net investment
  income                           --            --           (1)           --            --            --
 From net realized gains
  from investment
  transactions and
  option contracts               (110)           --           (3)           --            (1)           --
Distributions to
 Investment C
 Shareholders:
 From net investment
  income                           --            --           (2)           (8)           --            --
 From net realized gains
  from investment
  transactions and
  option contracts             (1,573)         (516)         (12)          (69)         (102)          (89)
                           ----------    ----------     --------      --------       -------      --------
 Change in net assets
  from shareholder
  distributions              (117,911)      (37,815)      (3,340)      (10,899)       (2,537)       (1,798)
                           ----------    ----------     --------      --------       -------      --------
Fund Share Transactions:
Proceeds from shares
 issued                       251,798       297,632       18,010         9,324         6,357        26,634
Proceeds from shares
 issued in merger             203,028            --           --            --            --            --
Dividends reinvested          117,855        37,807        2,452         9,161         2,462         1,779
Cost of shares redeemed      (161,476)     (125,476)     (22,010)      (52,335)      (29,961)      (44,241)
                           ----------    ----------     --------      --------       -------      --------
 Change in net assets
  from fund share
  transactions                411,205       209,963       (1,548)      (33,850)      (21,142)      (15,828)
                           ----------    ----------     --------      --------       -------      --------
 Change in net assets          46,112       326,462       (2,128)      (56,763)      (52,338)      (12,580)
Net Assets:
Beginning of year           1,036,953       710,491      113,463       170,226       105,952       118,532
                           ----------    ----------     --------      --------       -------      --------
End of year                $1,083,065    $1,036,953     $111,335      $113,463       $53,614      $105,952
                           ==========    ==========     ========      ========       =======      ========
Undistributed Net
 Investment Income         $       --    $       --     $     60      $     21       $    --      $     --
                           ==========    ==========     ========      ========       =======      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of Investment B Shares) to July 31, 2001.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

--------------------------------------------------------------------------------

                                 Balanced Fund               Mid Cap Fund                Technology Fund
                          --------------------------- --------------------------- -----------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Period Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000**
                          ------------- ------------- ------------- ------------- ------------- ---------------
Increase/(Decrease) in
 Net Assets:
Operations:
Net investment
 income/(loss)              $  4,404      $  3,661      $   (825)     $   (717)     $   (772)       $   (73)
Net realized gain/(loss)
 from investment
 transactions and
 options contracts            13,317        31,057        14,432        35,466       (14,357)           442
Net change in unrealized
 appreciation/
 depreciation on
 investments and options
 contracts                   (60,336)        8,425       (43,645)       31,305       (22,861)        (2,950)
                            --------      --------      --------      --------      --------        -------
 Change in net assets
  resulting from
  operations                 (42,615)       43,143       (30,038)       66,054       (37,990)        (2,581)
                            --------      --------      --------      --------      --------        -------
Distributions to
 Institutional
 Shareholders:
 From net investment
  income                      (2,938)       (2,152)           --            --            --             --
 From net realized gains
  from investment
  transactions and
  option contracts           (24,970)      (11,919)      (32,317)      (14,441)         (557)            --
Distributions to
 Investment A
 Shareholders:
 From net investment
  income                      (1,481)       (1,040)           --            --            --             --
 From net realized gains
  from investment
  transactions and
  option contracts           (13,033)       (6,709)       (5,114)       (2,005)          (65)            --
Distributions to
 Investment B
 Shareholders:*
 From net investment
  income                         (47)           --            --            --            --             --
 From net realized gains
  from investment
  transactions and
  option contracts              (218)           --          (113)           --            (4)            --
Distributions to
 Investment C
 Shareholders:
 From net investment
  income                         (86)          (58)           --            --            --             --
 From net realized gains
  from investment
  transactions and
  option contracts              (880)         (561)         (198)          (56)           (2)            --
                            --------      --------      --------      --------      --------        -------
 Change in net assets
  from shareholder
  distributions              (43,653)      (22,439)      (37,742)      (16,502)         (628)            --
                            --------      --------      --------      --------      --------        -------
Fund Share Transactions:
Proceeds from shares
 issued                      159,874        83,978       113,007        60,931        40,867         62,889
Dividends reinvested          43,186        22,136        37,792        16,496           627             --
Cost of shares redeemed      (66,662)      (68,324)      (60,990)      (67,676)      (10,222)          (455)
                            --------      --------      --------      --------      --------        -------
 Change in net assets
  from fund share
  transactions               136,398        37,790        89,809         9,751        31,272         62,434
                            --------      --------      --------      --------      --------        -------
 Change in net assets         50,130        58,494        22,029        59,303        (7,346)        59,853
Net Assets:
Beginning of year            284,488       225,994       280,050       220,747        59,853             --
                            --------      --------      --------      --------      --------        -------
End of year                 $334,618      $284,488      $302,079      $280,050      $ 52,507        $59,853
                            ========      ========      ========      ========      ========        =======
Undistributed Net
 Investment Income          $    865      $    989      $     --      $     --      $     --        $    --
                            ========      ========      ========      ========      ========        =======

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of Investment B Shares) to July 31, 2001.
**  Reflects the period of operations from June 5, 2000 through July 31, 2000.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

--------------------------------------------------------------------------------

                           International Equity Fund     Bond Fund For Income          Quality Bond Fund
                          --------------------------- --------------------------- ---------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                          ------------- ------------- ------------- ------------- ------------- -------------
Increase/(Decrease) in
 Net Assets:
Operations:
Net investment income       $    778      $  1,103      $ 12,015      $ 13,257      $ 12,620      $ 10,267
Net realized gain/(loss)
 from investment
 transactions, futures
 and foreign currency
 transactions                 (3,830)       33,138         3,835        (8,486)        4,997        (7,141)
Net change in unrealized
 appreciation/
 depreciation on
 investments, futures
 and translation of
 assets and liabilities
 denominated in foreign
 currencies                  (33,759)      (19,867)        5,193         4,164         4,187         4,349
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  resulting from
  operations                 (36,811)       14,374        21,043         8,935        21,804         7,475
                            --------      --------      --------      --------      --------      --------
Distributions to
 Institutional
 Shareholders:
 From net investment
  income                          --            --       (10,832)      (11,249)      (11,920)       (9,666)
 From net realized gains
  from investment
  transactions, futures
  and foreign currency
  transactions               (26,831)      (16,027)           --            --            --            --
Distributions to
 Investment A
 Shareholders:
 From net investment
  income                          --            --        (1,415)       (1,857)         (543)         (562)
 From net realized gains
  from investment
  transactions, futures
  and foreign currency
  transactions                  (964)         (594)           --            --            --            --
Distributions to
 Investment B
 Shareholders:*
 From net investment
  income                          --            --            --            --           (25)           --
 From net realized gains
  from investment
  transactions, futures
  and foreign currency
  transactions                    (6)           --            --            --            --            --
Distributions to
 Investment C
 Shareholders:
 From net investment
  income                          --            --           (17)          (24)          (40)          (39)
 From net realized gains
  from investment
  transactions, futures
  and foreign currency
  transactions                   (33)          (21)           --            --            --            --
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  from shareholder
  distributions              (27,834)      (16,642)      (12,264)      (13,130)      (12,528)      (10,267)
                            --------      --------      --------      --------      --------      --------
Fund Share Transactions:
Proceeds from shares
 issued                       63,035        79,274        22,255        32,536        45,991       108,779
Dividends reinvested          27,830        16,642         1,563         1,917         5,988         5,561
Cost of shares redeemed      (81,558)      (55,532)      (37,625)      (51,568)      (52,599)      (44,649)
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  from fund share
  transactions                 9,307        40,384       (13,807)      (17,115)         (620)       69,691
                            --------      --------      --------      --------      --------      --------
 Change in net assets        (55,338)       38,116        (5,028)      (21,310)        8,656        66,899
Net Assets:
Beginning of year            216,560       178,444       217,977       239,287       211,073       144,174
                            --------      --------      --------      --------      --------      --------
End of year                 $161,222      $216,560      $212,949      $217,977      $219,729      $211,073
                            ========      ========      ========      ========      ========      ========
Undistributed Net
 Investment Income          $  1,766      $   (427)     $     --      $    178      $    110      $     18
                            ========      ========      ========      ========      ========      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of the Investment B Shares) to July 31, 2001.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets (continued)
(Amounts in thousands)

--------------------------------------------------------------------------------

                                U.S. Government
                                Securities Fund           Municipal Bond Fund       Ohio Tax Free Bond Fund
                          --------------------------- --------------------------- ---------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                          ------------- ------------- ------------- ------------- ------------- -------------
Increase/(Decrease)
 in Net Assets:
Operations:
Net investment income       $  2,617      $  2,543      $  5,654      $  5,111      $  7,329      $  7,913
Net realized gain/(loss)
 from investment
 transactions                    386          (445)        1,355        (4,207)          282        (2,547)
Net change in unrealized
 appreciation/
 depreciation on
 investments                   2,231             4         4,037         1,962         6,712          (254)
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  resulting from
  operations                   5,234         2,102        11,046         2,866        14,323         5,112
                            --------      --------      --------      --------      --------      --------
Distributions to
 Institutional
 Shareholders:
 From net investment
  income                      (2,456)       (2,354)       (5,645)       (5,119)       (6,750)       (7,249)
 In excess of net
  investment income               --           (24)           --           (18)           --           (92)
 From net realized gains
  from investment
  transactions                    --            --            --        (1,058)           --          (277)
Distributions to
 Investment A
 Shareholders:
 From net investment
  income                        (156)         (178)          (17)           (8)         (535)         (652)
 In excess of net
  investment income               --            (2)           --            --            --            (8)
 From net realized gains
  from investment
  transactions                    --            --            --            (1)           --           (32)
Distributions to
 Investment B
 Shareholders:*
 From net investment
  income                          --            --            --            --            (6)           --
Distributions to
 Investment C
 Shareholders:
 From net investment
  income                         (12)          (13)           (1)           --           (32)          (36)
 In excess of net
  investment income               --            --            --            --            --            (1)
 From net realized gains
  from investment
  transactions                    --            --            --            --            --            (2)
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  from shareholder
  distributions               (2,624)       (2,571)       (5,663)       (6,204)       (7,323)       (8,349)
                            --------      --------      --------      --------      --------      --------
Fund Share Transactions:
Proceeds from shares
 issued                       12,354        18,352         9,074        46,540        21,641        22,163
Dividends reinvested           1,425         1,315            50         1,082           631         1,114
Cost of shares redeemed      (11,167)      (18,905)      (13,639)      (17,979)      (26,410)      (44,928)
                            --------      --------      --------      --------      --------      --------
 Change in net assets
  from fund share
  transactions                 2,612           762        (4,515)       29,643        (4,138)      (21,651)
                            --------      --------      --------      --------      --------      --------
 Change in net assets          5,222           293           868        26,305         2,862       (24,888)
Net Assets:
Beginning of year             48,155        47,862       141,614       115,309       180,870       205,758
                            --------      --------      --------      --------      --------      --------
End of year                 $ 53,377      $ 48,155      $142,482      $141,614      $183,732      $180,870
                            ========      ========      ========      ========      ========      ========
Undistributed Net
 Investment Income          $     11      $     --      $      4      $     --      $      6      $     --
                            ========      ========      ========      ========      ========      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of Investment B Shares) to July 31, 2001.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Notes to Financial Statements
July 31, 2001

--------------------------------------------------------------------------------

(1)Organization

The Fifth Third Funds (The "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At July 31, 2001 the Trust consisted of sixteen separate investment portfolios.

The accompanying financial statements relate only to the following Funds (individually the "Fund" and collectively the "Funds"):

Portfolio Name
--------------                                                            ---
Fifth Third Quality Growth Fund ("Quality Growth Fund")
Fifth Third Equity Income Fund ("Equity Income Fund")
Fifth Third Pinnacle Fund ("Pinnacle Fund")
Fifth Third Balanced Fund ("Balanced Fund")
Fifth Third Mid Cap Fund ("Mid Cap Fund")
Fifth Third Technology Fund ("Technology Fund")
Fifth Third International Equity Fund ("International Equity Fund")
Fifth Third Bond Fund For Income ("Bond Fund For Income")
Fifth Third Quality Bond Fund ("Quality Bond Fund")
Fifth Third U.S. Government Securities Fund ("U.S. Government Securities
 Fund")
Fifth Third Municipal Bond Fund ("Municipal Bond Fund")
Fifth Third Ohio Tax Free Bond Fund ("Ohio Tax Free Bond Fund")

The investment objective of each fund is as follows:

Fund                             Objective
----                             ---------
Quality Growth Fund              To provide growth of capital.
Equity Income Fund               To provide a high level of current income
                                 consistent with capital appreciation.
Pinnacle Fund                    Long-term capital appreciation.
Balanced Fund                    To pursue capital appreciation and income.
Mid Cap Fund                     To provide growth of capital.
Technology Fund                  Long-term capital appreciation.
International Equity Fund        To seek long-term capital appreciation.
Bond Fund For Income             To provide a high level of current income.
Quality Bond Fund                To achieve high current income.
U.S. Government Securities Fund  To provide a high level of current income.
Municipal Bond Fund              To provide a high level of current income
                                 that is exempt from federal regular income
                                 taxes.
Ohio Tax Free Bond Fund          To provide a high level of current income
                                 that is exempt from federal regular income
                                 taxes and the personal income taxes imposed
                                 by the state of Ohio and Ohio
                                 Municipalities.

The Bond Fund for Income, U.S. Government Securities Fund, and Municipal Bond Fund each issue three classes of shares: Institutional, Investment A Shares and Investment C Shares. The remainder of the Funds each issue four classes of shares: Institutional, Investment A Shares, Investment B Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment C Shares made within one year of purchase and certain redemptions of Investment B Shares made within six years of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to administrative

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------

services fees paid by Investment C Shares, distribution fees paid by Investment A Shares, Investment B Shares and Investment C Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2)Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A. Securities Valuations--Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the mean of the latest bid and asked price in the principal market where such securities are traded. Unlisted securities are valued at the latest bid price. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations are valued at fair value as determined in good faith by Fifth Third Asset Management Inc. (the "Advisor") under the direction of the Board of Trustees.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

D. Foreign Currency Translation--The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

E. Forward Currency Contracts--The International Equity Fund may enter into a forward currency contract ("forward"), which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

G. Futures Contracts--The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

H. Option Contracts--The Funds may write or purchase option contracts, with the exception of the Pinnacle Fund, the Municipal Bond Fund and the Ohio Tax Free Bond Fund. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


The table below reflects the Quality Growth Fund's, Balanced Fund's, Mid Cap Fund's and Technology Fund's activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts during the year ended July 31, 2001.

Option Activities for the year ended July 31, 2001:

                     Quality Growth Fund      Balanced Fund
                    --------------------- ---------------------
                       Number    Premiums    Number    Premiums
                    of Contracts  ($000)  of Contracts  ($000)
                    ------------ -------- ------------ --------
Balance at 7/31/00          0     $   0          0      $   0
Options written         1,560       289        898        263
Options expired        (1,110)     (289)      (380)      (224)
Options exercised          (0)       (0)        (0)        (0)
Options terminated       (450)       (0)      (380)        (0)
                       ------     -----       ----      -----
Balance at 7/31/01          0     $   0        138      $  39
                       ======     =====       ====      =====

                        Mid Cap Fund         Technology Fund
                    --------------------- ---------------------
                       Number    Premiums    Number    Premiums
                    of Contracts  ($000)  of Contracts  ($000)
                    ------------ -------- ------------ --------
Balance at 7/31/00          0     $   0          0      $   0
Options written         2,716       825        150         32
Options expired        (1,100)     (725)      (150)       (32)
Options exercised          (0)       (0)        (0)        (0)
Options terminated     (1,260)       (0)        (0)        (0)
                       ------     -----       ----      -----
Balance at 7/31/01        356     $ 100          0      $   0
                       ======     =====       ====      =====

I. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

J. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Quality Growth Fund, the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, the U.S. Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Bond Fund. Dividends from net investment income are declared and paid quarterly for the Mid Cap Fund, the Technology Fund, the Balanced Fund and the Pinnacle Fund. Dividends from net investment income are declared and paid annually for the International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


K. Lending Portfolio Securities--To generate additional income, the Funds may lend up to one-third of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

L. Federal Taxes (unaudited)--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income taxes.

As of July 31, 2001, for federal income purposes, certain Funds have capital loss carryforwards available to offset future capital gains, if any. Capital and foreign currency losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following year for tax purposes. The following table details the amount of capital loss carryforwards, post-October losses, and foreign currency losses (Amounts in thousands).

                                 Capital Loss Carryforward Post-October
Fund                                Amount      Expires    Capital Loss
----                             ------------ ------------ ------------
Pinnacle Fund                      $    --          --       $ 9,249
Technology Fund                         10        2009        12,719
International Equity Fund            2,187        2009           769
Bond Fund For Income                 2,098        2002            --
                                     6,381        2003            --
                                     3,223        2004            --
                                     1,375        2005            --
                                    10,029        2008            --
                                       971        2009            --
Quality Bond Fund                    4,477        2008            --
U.S. Government Securities Fund        957        2004            --
                                       235        2008            --
Municipal Bond Fund                  1,802        2008            --
                                     1,061        2009            --
Ohio Tax Free Bond Fund                739        2008            69
                                     1,478        2009            --

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended July 31, 2001 qualify for the corporate dividends received deductions for the following Funds:

                    Percentage
                    ----------
Equity Income Fund    100.0%
Balanced Fund          19.7%
Mid Cap Fund           37.7%
Technology Fund         1.4%

During the fiscal year ended July 31, 2001 the following Funds declared tax-exempt income distributions as follows (Amounts in thousands):

                          Tax-Exempt
                         Distribution
                         ------------
Municipal Bond Fund         $5,652
Ohio Tax Free Bond Fund      7,322

During the fiscal year ended July 31, 2001 the following Funds declared long term capital gain distributions as follows (Amounts in thousands):

                           Long-Term Distribution
                           ----------------------
Quality Growth Fund               $117,911
Equity Income Fund                   2,260
Pinnacle Fund                        2,537
Balanced Fund                       34,827
Mid Cap Fund                        34,020
International Equity Fund           19,085

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


(3) Shares of Beneficial Interest

Transactions in Fund shares were as follows:

                              Quality Growth Fund         Equity Income Fund             Pinnacle Fund
                          --------------------------- --------------------------- ---------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                          ------------- ------------- ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
Institutional Shares:
 Shares issued              $163,248      $198,833      $  9,906      $  6,382      $  4,664      $ 14,849
 Shares issued in merger       3,279            --            --            --            --            --
 Dividends reinvested         91,846        30,615         2,062         7,836         1,362           928
 Shares redeemed             (97,400)      (95,560)      (19,050)      (42,728)      (16,067)      (20,554)
                            --------      --------      --------      --------      --------      --------
 Institutional Shares       $160,973      $133,888      $ (7,082)     $(28,510)     $(10,041)     $ (4,777)
                            --------      --------      --------      --------      --------      --------
Investment A Shares:
 Shares issued              $ 69,783      $ 94,504      $  5,647      $  2,857      $  1,383      $ 11,399
 Shares issued in merger     198,732            --            --            --            --            --
 Dividends reinvested         24,325         6,675           372         1,249           997           762
 Shares redeemed             (61,150)      (27,855)       (2,531)       (8,884)      (12,659)      (20,618)
                            --------      --------      --------      --------      --------      --------
 Investment A Shares        $231,690      $ 73,324      $  3,488      $ (4,778)     $(10,279)     $ (8,457)
                            --------      --------      --------      --------      --------      --------
Investment B Shares:*
 Shares issued              $ 16,536      $     --      $  2,156      $     --      $    167      $     --
 Dividends reinvested            111            --             4            --             1            --
 Shares redeemed                (731)           --          (124)           --            --            --
                            --------      --------      --------      --------      --------      --------
 Investment B Shares        $ 15,916      $     --      $  2,036      $     --      $    168      $     --
                            --------      --------      --------      --------      --------      --------
Investment C Shares:
 Shares issued              $  2,231      $  4,296      $    301      $     85      $    143      $    386
 Shares issued in merger       1,017            --            --            --            --            --
 Dividends reinvested          1,573           516            14            76           102            90
 Shares redeemed              (2,195)       (2,061)         (305)         (723)       (1,235)       (3,070)
                            --------      --------      --------      --------      --------      --------
 Investment C Shares        $  2,626      $  2,751      $     10      $   (562)     $   (990)     $ (2,594)
                            --------      --------      --------      --------      --------      --------
Total net
 increase/(decrease)
 from capital
 transactions               $411,205      $209,963      $ (1,548)     $(33,850)     $(21,142)     $(15,828)
                            ========      ========      ========      ========      ========      ========
                              Quality Growth Fund         Equity Income Fund             Pinnacle Fund
                          --------------------------- --------------------------- ---------------------------
                           Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                          July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                          ------------- ------------- ------------- ------------- ------------- -------------
SHARE TRANSACTIONS:
Institutional Shares:
 Shares issued                 7,615         8,590           729           486           155           392
 Shares issued in merger         152            --            --            --            --            --
 Dividends reinvested          4,316         1,285           144           582            42            25
 Shares redeemed              (4,385)       (3,807)       (1,375)       (3,281)         (505)         (537)
                            --------      --------      --------      --------      --------      --------
 Institutional Shares          7,698         6,068          (502)       (2,213)         (308)         (120)
                            --------      --------      --------      --------      --------      --------
Investment A Shares:
 Shares issued                 3,187         3,783           417           214            47           307
 Shares issued in merger       9,248            --            --            --            --            --
 Dividends reinvested          1,150           281            26            93            31            21
 Shares redeemed              (2,980)       (1,105)         (184)         (675)         (409)         (544)
                            --------      --------      --------      --------      --------      --------
 Investment A Shares:         10,605         2,959           259          (368)         (331)         (216)
                            --------      --------      --------      --------      --------      --------
Investment B Shares:*
 Shares issued                   831            --           157            --             6            --
 Dividends reinvested              5            --            --            --            --            --
 Shares redeemed                 (39)           --            (9)           --            --            --
                            --------      --------      --------      --------      --------      --------
 Investment B Shares             797            --           148            --             6            --
                            --------      --------      --------      --------      --------      --------
Investment C Shares:
 Shares issued                   102           175            22             6             5            10
 Shares issued in merger          49            --            --            --            --            --
 Dividends reinvested             76            22             1             6             3             3
 Shares redeemed                (109)          (84)          (23)          (55)          (41)          (82)
                            --------      --------      --------      --------      --------      --------
 Investment C Shares             118           113            --           (43)          (33)          (69)
                            --------      --------      --------      --------      --------      --------
Total net
 increase/(decrease)
 from share transactions      19,218         9,140           (95)       (2,624)         (666)         (405)
                            ========      ========      ========      ========      ========      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of the Investment B Shares) to July 31, 2001.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


                                Balanced Fund               Mid Cap Fund                Technology Fund
                         --------------------------- --------------------------- -----------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Period Ended
                         July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000**
                         ------------- ------------- ------------- ------------- ------------- ---------------
CAPITAL TRANSACTIONS:
Institutional Shares:
 Shares issued             $115,014      $ 51,317      $ 82,855      $ 49,578       $32,937        $57,902
 Dividends reinvested        27,479        13,787        32,379        14,441           557             --
 Shares redeemed            (48,092)      (45,462)      (44,439)      (56,822)       (8,723)          (383)
                           --------      --------      --------      --------       -------        -------
 Institutional Shares      $ 94,401      $ 19,642      $ 70,795      $  7,197       $24,771        $57,519
                           --------      --------      --------      --------       -------        -------
Investment A Shares:
 Shares issued             $ 31,886      $ 31,004      $ 25,144      $ 11,112       $ 6,460        $ 4,871
 Dividends reinvested        14,479         7,730         5,103         2,000            65             --
 Shares redeemed            (16,465)      (21,129)      (16,047)      (10,573)       (1,413)           (66)
                           --------      --------      --------      --------       -------        -------
 Investment A Shares       $ 29,900      $ 17,605      $ 14,200      $  2,539       $ 5,112        $ 4,805
                           --------      --------      --------      --------       -------        -------
Investment B Shares:*
 Shares issued             $ 11,378      $     --      $  4,079      $     --       $ 1,288        $    --
 Dividends reinvested           263            --           112            --             3             --
 Shares redeemed               (516)           --          (199)           --           (56)            --
                           --------      --------      --------      --------       -------        -------
 Investment B Shares       $ 11,125      $     --      $  3,992      $     --       $ 1,235        $    --
                           --------      --------      --------      --------       -------        -------
Investment C Shares:
 Shares issued             $  1,596      $  1,656      $    929      $    239       $   182        $   116
 Dividends reinvested           965           619           198            55             2             --
 Shares redeemed             (1,589)       (1,732)         (305)         (280)          (30)            (6)
                           --------      --------      --------      --------       -------        -------
 Investment C Shares       $    972      $    543      $    822      $     14       $   154        $   110
                           --------      --------      --------      --------       -------        -------
Total net increase from
 capital transactions      $136,398      $ 37,790      $ 89,809      $  9,750       $31,272        $62,434
                           ========      ========      ========      ========       =======        =======

                                Balanced Fund               Mid Cap Fund                Technology Fund
                         --------------------------- --------------------------- -----------------------------
                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Period Ended
                         July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000**
                         ------------- ------------- ------------- ------------- ------------- ---------------
SHARE TRANSACTIONS:
Institutional Shares:
 Shares issued                7,403         3,112         5,164         2,894         2,184          2,891
 Dividends reinvested         1,811           871         1,946           920            33             --
 Shares redeemed             (3,329)       (2,748)       (2,765)       (3,325)         (670)           (18)
                           --------      --------      --------      --------       -------        -------
 Institutional Shares         5,885         1,235         4,345           489         1,547          2,873
                           --------      --------      --------      --------       -------        -------
Investment A Shares:
 Shares issued                2,082         1,884         1,562           653           404            240
 Dividends reinvested           956           489           309           128             4             --
 Shares redeemed             (1,108)       (1,285)       (1,011)         (647)         (102)            (3)
                           --------      --------      --------      --------       -------        -------
 Investment A Shares:         1,930         1,088           860           134           306            237
                           --------      --------      --------      --------       -------        -------
Investment B Shares:*
 Shares issued                  791            --           259            --            93             --
 Dividends reinvested            18            --             7            --            --             --
 Shares redeemed                (38)           --           (13)           --            (5)            --
                           --------      --------      --------      --------       -------        -------
 Investment B Shares            771            --           253            --            88             --
                           --------      --------      --------      --------       -------        -------
Investment C Shares:
 Shares issued                  111           101            54            14            11              5
 Dividends reinvested            64            39            12             4            --             --
 Shares redeemed               (106)         (105)          (20)          (16)           (2)            --
                           --------      --------      --------      --------       -------        -------
 Investment C Shares             69            35            46             2             9              5
                           --------      --------      --------      --------       -------        -------
Total net increase from
 share transactions           8,655         2,358         5,504           625         1,950          3,115
                           ========      ========      ========      ========       =======        =======

--------
 * Reflects the period of operations from October 11, 2000 (date of commencement of operations of the Investment B Shares) to July 31, 2001.
**  Reflects the period of operations from June 5, 2000 to July 31, 2000.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------

                         International Equity Fund     Bond Fund For Income          Quality Bond Fund
                        --------------------------- --------------------------- ---------------------------
                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                        ------------- ------------- ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
Institutional Shares:
 Shares issued            $ 20,148      $ 44,853      $ 20,440      $  30,296     $ 40,436      $105,709
 Dividends reinvested       26,831        16,027           439            401        5,382         4,960
 Shares redeemed           (37,968)      (22,628)      (30,445)       (35,105)     (50,226)      (40,687)
                          --------      --------      --------      ---------     --------      --------
 Institutional Shares     $  9,011      $ 38,252      $ (9,566)     $  (4,408)    $ (4,408)     $ 69,982
                          --------      --------      --------      ---------     --------      --------
Investment A Shares:
 Shares issued            $ 42,689      $ 34,282      $  1,733      $   2,120     $  3,309      $  2,950
 Dividends reinvested          964           594         1,107          1,490          543           562
 Shares redeemed           (43,518)      (32,789)       (7,082)       (16,124)      (2,191)       (3,700)
                          --------      --------      --------      ---------     --------      --------
 Investment A Shares      $    135      $  2,087      $ (4,242)     $ (12,514)    $  1,661      $   (188)
                          --------      --------      --------      ---------     --------      --------
Investment B Shares:*
 Shares issued            $    197      $     --      $     --      $      --     $  1,903      $     --
 Dividends reinvested            6            --            --             --           23            --
 Shares redeemed                (7)           --            --             --          (91)           --
                          --------      --------      --------      ---------     --------      --------
 Investment B Shares      $    196      $     --      $     --      $      --     $  1,835      $     --
                          --------      --------      --------      ---------     --------      --------
Investment C Shares:
 Shares issued            $      1      $    139      $     82      $     121     $    344      $    121
 Dividends reinvested           29            20            17             24           40            39
 Shares redeemed               (65)         (114)          (98)          (338)         (92)         (263)
                          --------      --------      --------      ---------     --------      --------
 Investment C Shares      $    (35)     $     45      $      1      $    (193)    $    292      $   (103)
                          --------      --------      --------      ---------     --------      --------
Total net
 increase/(decrease)
 from capital
 transactions             $  9,307      $ 40,384      $(13,807)     $(17,115)     $   (620)     $ 69,691
                          ========      ========      ========      =========     ========      ========

                         International Equity Fund     Bond Fund For Income          Quality Bond Fund
                        --------------------------- --------------------------- ---------------------------
                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                        ------------- ------------- ------------- ------------- ------------- -------------
SHARE TRANSACTIONS:
Institutional Shares:
 Shares issued               1,953         3,425         1,737          2,627        4,203        11,182
 Dividends reinvested        2,613         1,243            38             35          562           530
 Shares redeemed            (3,826)       (1,725)       (2,601)        (3,053)      (5,214)       (4,329)
                          --------      --------      --------      ---------     --------      --------
 Institutional Shares          740         2,943          (826)          (391)        (449)        7,383
                          --------      --------      --------      ---------     --------      --------
Investment A Shares:
 Shares issued               4,171         2,601           147            183          342           315
 Dividends reinvested           94            46            95            130           57            60
 Shares redeemed            (4,228)       (2,480)         (605)        (1,398)        (229)         (395)
                          --------      --------      --------      ---------     --------      --------
 Investment A Shares:           37           167          (363)        (1,085)         170           (20)
                          --------      --------      --------      ---------     --------      --------
Investment B Shares:*
 Shares issued                  19            --            --             --          197            --
 Dividends reinvested            1            --            --             --            2            --
 Shares redeemed                (1)           --            --             --           (9)           --
                          --------      --------      --------      ---------     --------      --------
 Investment B Shares            19            --            --             --          190            --
                          --------      --------      --------      ---------     --------      --------
Investment C Shares:
 Shares issued                  --            10             7             10           36            12
 Dividends reinvested            3             2             1              2            4             4
 Shares redeemed                (6)           (9)           (8)           (29)         (10)          (28)
                          --------      --------      --------      ---------     --------      --------
 Investment C Shares            (3)            3            --            (17)          30           (12)
                          --------      --------      --------      ---------     --------      --------
Total net
 increase/(decrease)
 from
 share transactions            793         3,113        (1,189)        (1,493)         (59)        7,351
                          ========      ========      ========      =========     ========      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of the Investment B Shares) to July 31, 2001.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------

                             U.S. Government
                             Securties Fund             Municipal Bond Fund       Ohio Tax Free Bond Fund
                        --------------------------- --------------------------- ---------------------------
                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                        ------------- ------------- ------------- ------------- ------------- -------------
CAPITAL TRANSACTIONS:
Institutional Shares:
 Shares issued             $ 8,938      $ 17,564      $  8,497      $ 46,452      $ 14,580      $ 19,868
 Dividends reinvested        1,257         1,121            32         1,073            63           382
 Shares redeemed            (9,014)      (15,364)      (13,629)      (17,709)      (20,887)      (33,568)
                           -------      --------      --------      --------      --------      --------
 Institutional Shares      $ 1,181      $  3,321      $ (5,100)     $ 29,816      $ (6,244)     $(13,318)
                           -------      --------      --------      --------      --------      --------
Investment A Shares:
 Shares issued             $ 3,023      $    740      $    560      $     88      $  5,157      $  1,929
 Dividends reinvested          156           181            17            10           533           692
 Shares redeemed            (2,069)       (3,250)           (7)         (271)       (4,961)      (10,895)
                           -------      --------      --------      --------      --------      --------
 Investment A Shares       $ 1,110      $ (2,329)     $    570      $   (173)     $    729      $ (8,274)
                           -------      --------      --------      --------      --------      --------
Investment B Shares:*
 Shares issued             $    --      $     --      $     --      $     --      $    967      $     --
 Dividends reinvested           --            --            --            --             3            --
 Shares redeemed                --            --            --            --           (80)           --
                           -------      --------      --------      --------      --------      --------
 Investment B Shares       $    --      $     --      $     --      $     --      $    890      $     --
                           -------      --------      --------      --------      --------      --------
Investment C Shares:
 Shares issued             $   393      $     50      $     18      $     --      $    937      $    367
 Dividends reinvested           12            12            --            --            32            39
 Shares redeemed               (84)         (292)           (3)           --          (482)         (465)
                           -------      --------      --------      --------      --------      --------
 Investment C Shares       $   321      $   (230)     $     15      $     --      $    487      $    (59)
                           -------      --------      --------      --------      --------      --------
Total net
 increase/(decrease)
 from capital
 transactions              $ 2,612      $    762      $ (4,515)     $ 29,643      $ (4,138)     $(21,651)
                           =======      ========      ========      ========      ========      ========

                            U.S. Government
                            Securities Fund            Municipal Bond Fund       Ohio Tax Free Bond Fund
                        --------------------------- --------------------------- ---------------------------
                         Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                        July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000 July 31, 2001 July 31, 2000
                        ------------- ------------- ------------- ------------- ------------- -------------
SHARE TRANSACTIONS:
Institutional Shares:
 Shares issued                 905         1,837           726         4,061         1,443         2,041
 Dividends reinvested          128           118             3            94             6            39
 Shares redeemed              (914)       (1,609)       (1,173)       (1,559)       (2,073)       (3,444)
                           -------      --------      --------      --------      --------      --------
 Institutional Shares          119           346          (444)        2,596          (624)       (1,364)
                           -------      --------      --------      --------      --------      --------
Investment A Shares:
 Shares issued                 302            77            48             8           507           197
 Dividends reinvested           16            19             1             1            53            71
 Shares redeemed              (208)         (339)           (1)          (23)         (488)       (1,124)
                           -------      --------      --------      --------      --------      --------
 Investment A Shares:          110          (243)           48           (14)           72          (856)
                           -------      --------      --------      --------      --------      --------
Investment B Shares:*
 Shares issued                  --            --            --            --            97            --
 Dividends reinvested           --            --            --            --            --            --
 Shares redeemed                --            --            --            --            (8)           --
                           -------      --------      --------      --------      --------      --------
 Investment B Shares            --            --            --            --            89            --
                           -------      --------      --------      --------      --------      --------
Investment C Shares:
 Shares issued                  40             5             1            --            93            37
 Dividends reinvested            1             1            --            --             3             4
 Shares redeemed                (9)          (30)           --            --           (48)          (48)
                           -------      --------      --------      --------      --------      --------
 Investment C Shares            32           (24)            1            --            48            (7)
                           -------      --------      --------      --------      --------      --------
Total net
 increase/(decrease)
 from
 share transactions            261            79          (395)        2,582          (415)       (2,227)
                           =======      ========      ========      ========      ========      ========

--------
* Reflects the period of operations from October 11, 2000 (date of commencement of operations of the Investment B Shares) to July 31, 2001.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Asset Management Inc., the Trust's Investment Advisor, receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's Sub-Advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at a rate based on the International Equity Fund's average daily net assets.

On April 30, 2001, Fifth Third Bank ("Fifth Third") reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third. Fifth Third Asset Management Inc. replaced Fifth Third as the Investment Advisor to the Funds.

Administrative Fee--BISYS Fund Services ("BISYS") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Funds with certain administrative personnel and services necessary to operate the Funds. Under the terms of the administration agreement, BISYS' fees are computed as a percentage of the daily average net assets of the Trust for the period. Pursuant to a separate agreement with BISYS, Fifth Third performs sub-administrative services on behalf of the Funds, including providing certain administrative personnel and services necessary to operate the Funds, for which it receives a fee from BISYS computed as a percentage of the daily net assets of each Fund.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. BISYS Fund Services Limited Partnership (the "Distributor") serves as the Trust's principal distributor. Under the terms of the Plan, the Funds will compensate the principal distributor from the net assets of the Funds' Investment A Shares, Investment B Shares and Investment C Shares to finance activities intended to result in the sales of each Funds' shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Investment A Shares, up to 1.00% of the average daily net assets of the Investment B Shares, and up to 0.75% of the average daily net assets of the Investment C Shares, annually, to compensate the distributor. The distributor may voluntarily choose to waive all or a portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Services Fee--Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


Certain officers and Trustees of the Trust are officers and Trustees of the above companies, but are not paid any fees directly by the Trust for serving as officers and Trustees of the Trust.

The following table details various agreements with affiliates:

                            Quality Equity
                            Growth  Income Pinnacle Balanced Mid Cap Technology
                             Fund    Fund    Fund     Fund    Fund      Fund
                            ------- ------ -------- -------- ------- ----------
(Amounts in thousands)
Investment Advisory Fees:
Annual fee before
 voluntary fee reductions
 (percentage of average
 net assets)                 0.80%   0.80%   0.80%    0.80%   0.80%     1.00%
Voluntary fee reductions       $0      $0     $79       $0      $0        $0
Administrative Fees:
Voluntary fee reductions       $0     $62     $14     $195    $108        $0
Distribution Services
 Fees:
Annual fee before
 voluntary fee reductions
 (percentage of average
 net assets)
  Investment A Shares        0.25%   0.25%   0.25%    0.25%   0.25%     0.25%
  Investment B Shares        1.00%   1.00%   1.00%    1.00%   1.00%     1.00%
  Investment C Shares        0.75%   0.75%   0.75%    0.75%   0.75%     0.75%
Voluntary fee reductions--
 Investment A Shares           $0      $0      $0       $0      $0        $0
Voluntary fee reductions--
 Investment B Shares           $0      $0      $0       $0      $0        $0
Voluntary fee reductions--
 Investment C Shares          $16      $1      $4       $9      $2        $0
Administrative Services
 Fees:
Annual fee before
 voluntary fee reductions
 (percentage of average
 net assets)
  Investment C Shares        0.25%   0.25%   0.25%    0.25%   0.25%     0.25%
Miscellaneous Fees:
Fees reimbursed by
 Investment Advisor            $0      $0      $0       $0      $0        $0

                                         Bond                                 Ohio
                          International  Fund  Quality Government  Municipal Tax Free
                             Equity      For    Bond   Securities    Bond     Bond
                              Fund      Income  Fund      Fund       Fund     Fund
                          ------------- ------ ------- ---------- --------- --------
(Amounts in thousands)
Investment Advisory
 Fees:
Annual fee before
 voluntary fee
 reductions (percentage
 of average net assets)       1.00%      0.55%  0.55%     0.55%     0.55%     0.55%
Voluntary fee reductions        $0         $0     $0       $73        $0        $0
Administrative Fees:
Voluntary fee reductions        $0       $116   $120       $51      $105      $106
Distribution Services
 Fees:
Annual fee before
 voluntary fee
 reductions (percentage
 of average net assets)
  Investment A Shares         0.25%      0.25%  0.25%     0.25%     0.25%     0.25%
  Investment B Shares         1.00%        NA   1.00%       NA        NA      1.00%
  Investment C Shares         0.75%      0.75%  0.75%     0.75%     0.75%     0.75%
Voluntary fee
 reductions--Investment
 A Shares                       $0         $0     $0        $0        $0        $0
Voluntary fee
 reductions--Investment
 B Shares                       $0         $0     $0        $0        $0        $0
Voluntary fee reduc-
 tions--Investment C
 Shares                         $0         $0     $1        $0        $0        $1
Administrative Services
 Fees:
Annual fee before
 voluntary fee
 reductions (percentage
 of average net assets)
  Investment C Shares         0.25%      0.25%  0.25%     0.25%     0.25%     0.25%
Miscellaneous Fees:
Fees reimbursed by In-
 vestment Advisor               $0         $0     $0        $0        $0        $0

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended July 31, 2001, were as follows (Amounts in thousands):

                          Equity
              Quality     Income   Pinnacle  Balanced   Mid Cap  Technology
            Growth Fund    Fund      Fund      Fund      Fund       Fund
           ------------- --------- -------- ---------- --------- ----------
Purchases    $383,607    $ 20,792  $102,526  $343,966  $133,551   $59,573
Sales         223,145      25,764   127,569   238,483    74,511    29,349

                                               U.S.
           International Bond Fund Quality  Government  Municipal   Ohio
              Equity        For      Bond   Securities   Bond     Tax Free
               Fund       Income     Fund      Fund      Fund    Bond Fund
           ------------- --------- -------- ---------- --------- ----------
Purchases    $ 76,139    $282,038  $385,449  $ 35,287  $ 67,342   $46,736
Sales          71,878     308,915   388,118    36,556    68,850    45,231

(6) Concentration of Credit Risk

The Ohio Tax Free Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers to the same extent.

The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Great Britain and Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting the Great Britain and Japanese companies than funds not so concentrated.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 2001

--------------------------------------------------------------------------------


(7) Merger of Cardinal Fund:

On October 27, 2000, the net assets of the Cardinal Fund were exchanged for shares of the Quality Growth Fund. This exchange qualified as a tax-free exchange for federal income tax purposes. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the exchange (Amounts in thousands except per share amounts):

                             Before Exchange     After Exchange
                         ----------------------- --------------
                         Cardinal Quality Growth Quality Growth
                           Fund        Fund           Fund
                         -------- -------------- --------------
Institutional Shares
  Shares                      220      35,882         36,034
  Net Assets             $  3,279    $775,854       $779,133
  Net Asset Value        $  14.93    $  21.62       $  21.62

Investment A Shares
  Shares                   13,509       9,502         18,750
  Net Assets             $198,732    $204,220       $402,952
  Net Asset Value        $  14.71    $  21.49       $  21.49

Investment B Shares
  Shares                       --          48             48
  Net Assets             $     --    $  1,028       $  1,028
  Net Asset Value        $     --    $  21.49       $  21.49

Investment C Shares
  Shares                       71         616            665
  Net Assets             $  1,017    $ 12,929       $ 13,946
  Net Asset Value        $  14.39    $  20.97       $  20.97

Unrealized Appreciation  $131,196    $228,790       $359,986

                       This page intentionally left blank

Fifth Third Quality Growth Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                         Year Ended July 31,
                         ------------------   Period Ended
                           2001      2000    July 31, 1999*
                         --------  --------  --------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $  26.24  $  23.37     $  19.45
                         --------  --------     --------
Income from Investment
 Operations:
 Net investment loss           --     (0.02)       (0.02)
 Net realized and
  unrealized
  gains/(losses) from
  investments               (4.85)     4.06         5.89
                         --------  --------     --------
 Total from Investment
  Operations                (4.85)     4.04         5.87
                         --------  --------     --------
Distributions to
 shareholders from:
 Net realized gain on
  investments               (2.91)    (1.17)       (1.95)
                         --------  --------     --------
 Total Distributions        (2.91)    (1.17)       (1.95)
                         --------  --------     --------
Net Asset Value, End of
 Period                  $  18.48  $  26.24     $  23.37
                         ========  ========     ========
Total Return (excludes
 sales charge)            (19.93%)   17.82%       32.08% (a)
Ratios to Average Net
 Assets:
 Net expenses               1.02%     1.00%        1.00% (b)
 Net investment loss       (0.22%)   (0.10%)      (0.10%)(b)
 Expense
  waiver/reimbursement
  (c)                       0.00%     0.03%        0.05% (b)
Supplemental data:
Net Assets at end of
 period ($000)           $716,251  $814,820     $583,753
Portfolio turnover (d)        20%       21%          34%
                                        Year Ended July 31,
                         ------------------------------------------------------
                           2001      2000         1999         1998      1997
                         --------  --------  --------------  --------  --------
Investment A Shares
Net Asset Value,
 Beginning of Period     $  26.12  $  23.31     $  20.26     $  19.23  $  13.16
                         --------  --------     --------     --------  --------
Income from Investment
 Operations:
 Net investment
  income/(loss)                --     (0.07)       (0.06)        0.03      0.08
 Net realized and
  unrealized
  gains/(losses) from
  investments               (4.88)     4.05         5.06         2.49      6.75
                         --------  --------     --------     --------  --------
 Total from Investment
  Operations                (4.88)     3.98         5.00         2.52      6.83
                         --------  --------     --------     --------  --------
Distributions to
 shareholders from:
 Net investment income         --        --           --        (0.03)    (0.09)
 Net realized gain on
  investments               (2.91)    (1.17)       (1.95)       (1.46)    (0.67)
                         --------  --------     --------     --------  --------
 Total Distributions        (2.91)    (1.17)       (1.95)       (1.49)    (0.76)
                         --------  --------     --------     --------  --------
Net Asset Value, End of
 Period                  $  18.33  $  26.12     $  23.31     $  20.26  $  19.23
                         ========  ========     ========     ========  ========
Total Return (excludes
 sales charge)            (20.16%)   17.60%       26.48%       14.12%    54.02%
Ratios to Average Net
 Assets:
 Net expenses               1.28%     1.25%        1.21%        1.00%     1.00%
 Net investment
  income/(loss)            (0.46%)   (0.35%)      (0.29%)       0.10%     0.45%
 Expense
  waiver/reimbursement
  (c)                       0.00%     0.03%        0.08%        0.37%     0.36%
Supplemental data:
Net Assets at end of
 period ($000)           $340,596  $208,342     $116,963     $520,068  $399,683
Portfolio turnover (d)        20%       21%          34%          45%       37%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Growth Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                Period Ended
                               July 31, 2001**
                               ---------------
Investment B Shares
Net Asset Value, Beginning of
 Period                           $  24.17
                                  --------
Income from Investment Opera-
 tions:
 Net realized and unrealized
  losses from
  investments                        (3.03)
                                  --------
 Total from Investment
  Operations                         (3.03)
                                  --------
Distributions to shareholders
 from:
 Net realized gain on
  investments                        (2.91)
                                  --------
 Total Distributions                 (2.91)
                                  --------
Net Asset Value, End of Pe-
 riod                             $  18.23
                                  ========
Total Return (excludes sales
 charge)                           (24.58%)(a)
Ratios to Average Net Assets:
 Net expenses                        2.05% (b)
 Net investment loss                (1.22%)(b)
 Expense waiver/reimbursement
  (c)                                0.00% (b)
Supplemental data:
Net Assets at end of period
 ($000)                           $ 14,531
Portfolio turnover (d)                 20%

                                           Year Ended July 31,
                               ------------------------------------------------
                                    2001         2000     1999    1998    1997
                               ---------------  -------  ------  ------  ------
Investment C Shares
Net Asset Value, Beginning of
 Period                           $  25.59      $ 22.97  $20.10  $19.18  $13.16
                                  --------      -------  ------  ------  ------
Income from Investment
 Operations:
 Net investment loss                    --        (0.19)  (0.18)  (0.07)  (0.03)
 Net realized and unrealized
  gains/(losses) from
  investments                        (4.90)        3.98    5.00    2.45    6.72
                                  --------      -------  ------  ------  ------
 Total from Investment
  Operations                         (4.90)        3.79    4.82    2.38    6.69
                                  --------      -------  ------  ------  ------
Distributions to shareholders
 from:
 Net realized gain on
  investments                        (2.91)       (1.17)  (1.95)  (1.46)  (0.67)
                                  --------      -------  ------  ------  ------
 Total Distributions                 (2.91)       (1.17)  (1.95)  (1.46)  (0.67)
                                  --------      -------  ------  ------  ------
Net Asset Value, End of
 Period                           $  17.78      $ 25.59  $22.97  $20.10  $19.18
                                  ========      =======  ======  ======  ======
Total Return (excludes sales
 charge)                           (20.71%)      17.01%  25.76%  13.41%  52.79%
Ratios to Average Net Assets:
 Net expenses                        1.98%        2.00%   1.80%   1.63%   1.75%
 Net investment loss                (1.17%)      (0.85%) (0.89%) (0.54%) (0.32%)
 Expense waiver/reimbursement
  (c)                                0.13%        0.28%   0.30%   0.39%   0.26%
Supplemental data:
Net Assets at end of period
 ($000)                           $ 11,687      $13,791  $9,775  $8,357  $3,146
Portfolio turnover (d)                 20%          21%     34%     45%     37%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Equity Income Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                          Year Ended July 31,
                          ---------------------   Period Ended
                            2001        2000     July 31, 1999*
                          ---------  ----------  --------------
Institutional Shares
Net Asset Value,
 Beginning of Period      $   13.22  $    15.19     $  14.79
                          ---------  ----------     --------
Income from Investment
 Operations:
 Net investment income         0.15        0.21         0.25
 Net realized and
  unrealized
  gains/(losses) from
  investments                  0.17       (1.11)        1.86
                          ---------  ----------     --------
 Total from Investment
  Operations                   0.32       (0.90)        2.11
                          ---------  ----------     --------
Distributions to
 shareholders from:
 Net investment income        (0.14)      (0.21)       (0.26)
 Net realized gain on
  investments                 (0.28)      (0.86)       (1.45)
                          ---------  ----------     --------
 Total Distributions          (0.42)      (1.07)       (1.71)
                          ---------  ----------     --------
Net Asset Value, End of
 Period                   $   13.12  $    13.22     $  15.19
                          =========  ==========     ========
Total Return (excludes
 sales charge)                2.18%      (5.96%)      14.63%(a)
Ratios to Average Net
 Assets:
 Net expenses                 1.06%       1.02%        1.07%(b)
 Net investment income        1.03%       1.54%        1.63%(b)
 Expense
  waiver/reimbursement(c)     0.06%       0.06%        0.05%(b)
Supplemental data:
Net Assets at end of
 period ($000)            $  92,635  $  100,007     $148,525
Portfolio turnover (d)          19%         37%          69%
                                      Year Ended July 31,
                          ----------------------------------------------   Period Ended
                            2001        2000          1999        1998    July 31, 1997**
                          ---------  ----------  -------------- --------  ---------------
Investment A Shares
Net Asset Value,
 Beginning of Period      $   13.22  $    15.18     $  15.38    $  14.44     $  12.00
                          ---------  ----------     --------    --------     --------
Income from Investment
 Operations:
 Net investment income         0.11        0.17         0.29        0.26         0.15
 Net realized and
  unrealized
  gains/(losses) from
  investments                  0.16       (1.10)        1.19        2.43         2.43
                          ---------  ----------     --------    --------     --------
 Total from Investment
  Operations                   0.27       (0.93)        1.48        2.69         2.58
                          ---------  ----------     --------    --------     --------
Distributions to
 shareholders from:
 Net investment income        (0.10)      (0.17)       (0.23)      (0.27)       (0.14)
 Net realized gain on
  investments                 (0.28)      (0.86)       (1.45)      (1.48)          --
                          ---------  ----------     --------    --------     --------
 Total Distributions          (0.38)      (1.03)       (1.68)      (1.75)       (0.14)
                          ---------  ----------     --------    --------     --------
Net Asset Value, End of
 Period                   $   13.11  $    13.22     $  15.18    $  15.38     $  14.44
                          =========  ==========     ========    ========     ========
Total Return (excludes
 sales charge)                1.85%      (6.16%)       9.90%      19.57%       21.64%(a)
Ratios to Average Net
 Assets:
 Net expenses                 1.31%       1.27%        1.27%       1.01%        1.06%(b)
 Net investment income        0.79%       1.29%        1.58%       1.73%        2.32%(b)
 Expense
  waiver/reimbursement(c)     0.06%       0.06%        0.10%       0.43%        0.42%(b)
Supplemental data:
Net Assets at end of
 period ($000)            $  16,069  $   12,777     $ 20,268    $150,404     $120,324
Portfolio turnover(d)           19%         37%          69%         41%          28%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Equity Income Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                  Period Ended
                                July 31, 2001***
                                ----------------
Investment B Shares
Net Asset Value, Beginning of
 Period                              $13.40
                                     ------
Income from Investment
 Operations:
 Net investment income                 0.03
 Net realized and unrealized
  gains from investments               0.12
                                     ------
 Total from Investment
  Operations                           0.15
                                     ------
Distributions to shareholders
 from:
 Net investment income                (0.03)
 Net realized gain on
  investments                         (0.28)
                                     ------
 Total Distributions                  (0.31)
                                     ------
Net Asset Value, End of Period       $13.24
                                     ======
Total Return (excludes sales
 charge)                              0.97%(a)
Ratios to Average Net Assets:
 Net expenses                         2.08%(b)
 Net investment income                0.07%(b)
 Expense waiver/reimbursement
  (c)                                 0.05%(b)
Supplemental data:
Net Assets at end of period
 ($000)                              $1,963
Portfolio turnover (d)                  19%

                                    Year Ended July 31,
                                ------------------------------   Period Ended
                                 2001    2000    1999    1998   July 31, 1997**
                                ------  ------  ------  ------  ---------------
Investment C Shares
Net Asset Value, Beginning of
 Period                         $13.23  $15.19  $15.39  $14.45      $12.00
                                ------  ------  ------  ------      ------
Income from Investment
 Operations:
 Net investment income            0.05    0.10    0.14    0.17        0.10
 Net realized and unrealized
  gains/(losses)
  from investments                0.14   (1.10)   1.26    2.41        2.45
                                ------  ------  ------  ------      ------
 Total from Investment
  Operations                      0.19   (1.00)   1.40    2.58        2.55
                                ------  ------  ------  ------      ------
Distributions to shareholders
 from:
 Net investment income           (0.04)  (0.10)  (0.15)  (0.16)      (0.10)
 Net realized gain on
  investments                    (0.28)  (0.86)  (1.45)  (1.48)         --
                                ------  ------  ------  ------      ------
 Total Distributions             (0.32)  (0.96)  (1.60)  (1.64)      (0.10)
                                ------  ------  ------  ------      ------
Net Asset Value, End of Period  $13.10  $13.23  $15.19  $15.39      $14.45
                                ======  ======  ======  ======      ======
Total Return (excludes sales
 charge)                         1.20%  (6.65%)  9.34%  18.72%      21.30%(a)
Ratios to Average Net Assets:
 Net expenses                    2.02%   1.77%   1.83%   1.57%       1.81%(b)
 Net investment income           0.09%   0.80%   0.88%   1.21%       1.56%(b)
 Expense waiver/reimbursement
  (c)                            0.17%   0.31%   0.30%   0.52%       0.26%(b)
Supplementalal data:
Net Assets at end of period
 ($000)                         $  668  $  679  $1,433  $  968      $   92
Portfolio turnover (d)             19%     37%     69%     41%         28%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
*** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Pinnacle Fund* -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                      Year Ended July 31,
                                      --------------------   Period Ended
                                        2001       2000     July 31, 1999**
                                      ---------  ---------  ---------------
Institutional Shares
Net Asset Value, Beginning of Period  $   38.23  $   37.28      $ 31.26
                                      ---------  ---------      -------
Income from Investment Operations:
 Net investment loss                         --      (0.09)       (0.06)
 Net realized and unrealized
  gains/(losses) from investments        (11.73)      1.59         6.71
                                      ---------  ---------      -------
 Total from Investment Operations        (11.73)      1.50         6.65
                                      ---------  ---------      -------
Distributions to shareholders from:
 Net realized gain on investments         (1.03)     (0.55)       (0.63)
                                      ---------  ---------      -------
 Total Distributions                      (1.03)     (0.55)       (0.63)
                                      ---------  ---------      -------
Net Asset Value, end of period        $   25.47  $   38.23      $ 37.28
                                      =========  =========      =======
Total Return (excludes sales charge)    (31.27%)     4.07%       21.53% (a)
Ratios to Average Net Assets:
 Net expenses                             1.11%      1.07%        1.21% (b)
 Net investment loss                     (0.48%)    (0.23%)      (0.24%)(b)
 Expense waiver/reimbursement (c)         0.13%      0.00%        0.01% (b)
Supplemental data:
Net Assets at end of period ($000)    $  31,415  $  58,939      $61,943
Portfolio turnover (d)                     139%        53%          51%

                           Year Ended July 31,                       Year Ended Dec. 31,
                         -------------------------    Period Ended   --------------------
                          2001     2000     1999    July 31, 1998***   1997       1996
                         -------  -------  -------  ---------------- ---------  ---------
Investment A Shares
Net Asset Value,
 Beginning of Period     $ 38.05  $ 37.20  $ 32.35      $ 27.71      $   23.96  $   22.47
                         -------  -------  -------      -------      ---------  ---------
Income from Investment
 Operations:
 Net investment
  income/(loss)               --    (0.21)   (0.09)       (0.02)          0.13       0.05
 Net realized and
  unrealized
  gains/(losses) from
  investments             (11.74)    1.61     5.57         5.13           8.25       5.04
                         -------  -------  -------      -------      ---------  ---------
 Total from Investment
  Operations              (11.74)    1.40     5.48         5.11           8.38       5.09
                         -------  -------  -------      -------      ---------  ---------
Distributions to
 shareholders from:
 Net investment income        --       --       --           --          (0.13)     (0.05)
 Net realized gain on
  investments              (1.03)   (0.55)   (0.63)       (0.47)         (4.50)     (3.55)
                         -------  -------  -------      -------      ---------  ---------
 Total Distributions       (1.03)   (0.55)   (0.63)       (0.47)         (4.63)     (3.60)
                         -------  -------  -------      -------      ---------  ---------
Net Asset Value, End of
 Period                  $ 25.28  $ 38.05  $ 37.20      $ 32.35      $   27.71  $   23.96
                         =======  =======  =======      =======      =========  =========
Total Return (excludes
 sales charge)           (31.44%)   3.81%   17.18%       18.58% (a)     35.40%     22.50%
Ratios to Average Net
 Assets:
 Net expenses              1.36%    1.32%    1.41%        1.28% (b)      1.12%      1.16%
 Net investment
  income/(loss)           (0.73%)  (0.47%)  (0.47%)      (0.12%)(b)      0.46%      0.18%
 Expense
  waiver/reimbursement
  (c)                      0.12%    0.00%    0.02%        0.30% (b)      0.00%      0.00%
Supplemental data:
Net Assets at end of
 period ($000)           $20,106  $42,842  $49,936      $35,549      $  22,272    $16,461
Portfolio turnover (d)      139%      53%      51%          38%            50%        44%

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Pinnacle Fund* -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                                       Period Ended
                                                     July 31, 2001****
                                                     -----------------
Investment B Shares
Net Asset Value, Beginning of Period                      $ 34.43
                                                          -------
Income from Investment Operations:
 Net investment loss                                           --
 Net realized and unrealized losses from investments        (7.81)
                                                          -------
 Total from Investment Operations                           (7.81)
                                                          -------
Distributions to shareholders from:
 Net realized gain on investments                           (1.03)
                                                          -------
 Total Distributions                                        (1.03)
                                                          -------
Net Asset Value, End of Period                            $ 25.59
                                                          =======
Total Return (excludes sales charge)                      (23.35%)(a)
Ratios to Average Net Assets:
 Net expenses                                               2.17% (b)
 Net investment loss                                       (1.54%)(b)
 Expense waiver/reimbursement (c)                           0.40% (b)
Supplemental data:
Net Assets at end of period ($000)                        $   158
Portfolio turnover (d)                                       139%

                                      Year Ended July 31,
                                     -----------------------     Period Ended
                                      2001     2000    1999   July 31, 1998*****
                                     -------  ------  ------  ------------------
Investment C Shares
Net Asset Value, Beginning of
 Period                              $ 37.56  $36.92  $32.28        $30.16
                                     -------  ------  ------        ------
Income from Investment Operations:
 Net investment loss                      --   (0.47)  (0.23)        (0.04)
 Net realized and unrealized
  gains/(losses) from investments     (11.78)   1.66    5.50          2.16
                                     -------  ------  ------        ------
 Total from Investment Operations     (11.78)   1.19    5.27          2.12
                                     -------  ------  ------        ------
Distributions to shareholders from:
 Net realized gain on investments      (1.03)  (0.55)  (0.63)           --
                                     -------  ------  ------        ------
 Total Distributions                   (1.03)  (0.55)  (0.63)           --
                                     -------  ------  ------        ------
Net Asset Value, End of Period       $ 24.75  $37.56  $36.92        $32.28
                                     =======  ======  ======        ======
Total Return (excludes sales
 charge)                             (31.97%)  3.26%  16.56%         7.07% (a)
Ratios to Average Net Assets:
 Net expenses                          2.05%   1.82%   1.95%         2.17% (b)
 Net investment loss                  (1.42%) (0.97%) (1.00%)       (0.84%)(b)
 Expense waiver/reimbursement (c)      0.27%   0.25%   0.26%         0.42% (b)
Supplemental data:
Net Assets at end of period ($000)   $ 1,935  $4,171  $6,653        $  922
Portfolio turnover (d)                  139%     53%     51%           38%

* Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Pinnacle Fund.
** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
***   Reflects operations for the period from January 1, 1998 to July 31, 1998.
**** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
***** Reflects operations for the period from March 9, 1998 (date of commencement of operations) to July 31, 1998.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Balanced Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                         Year Ended July 31,
                         ------------------   Period Ended
                           2001      2000    July 31, 1999*
                         --------  --------  --------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $  17.39  $  16.13     $  14.60
                         --------  --------     --------
Income from Investment
 Operations:
 Net investment income       0.18      0.23         0.22
 Net realized and
  unrealized
  gains/(losses) from
  investments               (1.97)     2.60         2.27
                         --------  --------     --------
 Total from Investment
  Operations                (1.79)     2.83         2.49
                         --------  --------     --------
Distributions to
 shareholders from:
 Net investment income      (0.21)    (0.23)       (0.22)
 Net realized gain on
  investments               (2.00)    (1.34)       (0.74)
                         --------  --------     --------
 Total Distributions        (2.21)    (1.57)       (0.96)
                         --------  --------     --------
Net Asset Value, End of
 Period                  $  13.39  $  17.39     $  16.13
                         ========  ========     ========
Total Return (excludes
 sales charge)            (11.64%)   18.60%       17.63%(a)
Ratios to Average Net
 Assets:
 Net expenses               1.01%     1.00%        1.00%(b)
 Net investment income      1.48%     1.55%        1.54%(b)
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.06%        0.04%(b)
Supplemental data:
 Net Assets at end of
  period ($000)          $211,221  $171,923     $139,616
 Portfolio turnover (d)       77%      122%         128%
                                        Year Ended July 31,
                         -----------------------------------------------------
                           2001      2000         1999        1998      1997
                         --------  --------  -------------- --------  --------
Investment A Shares
Net Asset Value,
 Beginning of Period     $  17.37  $  16.12     $  14.99    $  15.33  $  11.75
                         --------  --------     --------    --------  --------
Income from Investment
 Operations:
 Net investment income       0.18      0.17         0.20        0.27      0.27
 Net realized and
  unrealized
  gains/(losses) from
  investments               (2.00)     2.62         1.86        0.92      4.06
                         --------  --------     --------    --------  --------
 Total from Investment
  Operations                (1.82)     2.79         2.06        1.19      4.33
                         --------  --------     --------    --------  --------
Distributions to
 shareholders from:
 Net investment income      (0.20)    (0.20)       (0.19)      (0.28)    (0.26)
 Net realized gain on
  investments               (2.00)    (1.34)       (0.74)      (1.25)    (0.49)
                         --------  --------     --------    --------  --------
 Total Distributions        (2.20)    (1.54)       (0.93)      (1.53)    (0.75)
                         --------  --------     --------    --------  --------
Net Asset Value, End of
 Period                  $  13.35  $  17.37     $  16.12    $  14.99  $  15.33
                         ========  ========     ========    ========  ========
Total Return (excludes
 sales charge)            (11.84%)   18.28%       14.30%       8.41%    38.45%
Ratios to Average Net
 Assets:
 Net expenses               1.26%     1.25%        1.28%       1.00%     1.00%
 Net investment income      1.23%     1.30%        1.22%       1.84%     2.05%
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.06%        0.06%       0.43%     0.40%
Supplemental data:
 Net Assets at end of
  period ($000)          $106,275  $104,750     $ 79,686    $173,177  $122,765
 Portfolio turnover (d)       77%      122%         128%        135%      101%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Balanced Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                 Period  Ended
                                July 31, 2001**
                                ---------------
Investment B Shares
Net Asset Value, Beginning of
 Period                             $ 16.53
                                    -------
Income from Investment
 Operations:
 Net investment income                 0.17
 Net realized and unrealized
  losses from investments             (1.27)
                                    -------
 Total from Investment
  Operations                          (1.10)
                                    -------
Distributions to shareholders
 from:
 Net investment income                (0.15)
 Net realized gain on
  investments                         (2.00)
                                    -------
 Total Distributions                  (2.15)
                                    -------
Net Asset Value, End of Period      $ 13.28
                                    =======
Total Return (excludes sales
 charge)                             (8.14%)(a)
Ratios to Average Net Assets:
 Net expenses                         2.03%(b)
 Net investment income                0.42%(b)
 Expense
  waiver/reimbursement(c)             0.06%(b)
Supplemental data:
 Net Assets at end of period
  ($000)                            $10,239
 Portfolio turnover (d)                 77%

                                            Year Ended July 31,
                                ----------------------------------------------
                                     2001        2000    1999    1998    1997
                                --------------- ------  ------  ------  ------
Investment C Shares
Net Asset Value, Beginning of
 Period                             $ 17.35     $16.13  $15.01  $15.34  $11.75
                                    -------     ------  ------  ------  ------
Income from Investment
 Operations:
 Net investment income                 0.15       0.12    0.11    0.17    0.16
 Net realized and unrealized
  gains/(losses) from
  investments                         (2.07)      2.57    1.88    0.92    4.08
                                    -------     ------  ------  ------  ------
 Total from Investment
  Operations                          (1.92)      2.69    1.99    1.09    4.24
                                    -------     ------  ------  ------  ------
Distributions to shareholders
 from:
 Net investment income                (0.17)     (0.13)  (0.13)  (0.17)  (0.16)
 Net realized gain on
  investments                         (2.00)     (1.34)  (0.74)  (1.25)  (0.49)
                                    -------     ------  ------  ------  ------
 Total Distributions                  (2.17)     (1.47)  (0.87)  (1.42)  (0.65)
                                    -------     ------  ------  ------  ------
Net Asset Value, End of Period      $ 13.26     $17.35  $16.13  $15.01  $15.34
                                    =======     ======  ======  ======  ======
Total Return (excludes sales
 charge)                            (12.47%)    17.66%  13.78%   7.67%  37.52%
Ratios to Average Net Assets:
 Net expenses                         1.96%      1.75%   1.76%   1.58%   1.75%
 Net investment income                0.53%      0.80%   0.78%   1.24%   1.30%
 Expense waiver/reimbursement
  (c)                                 0.19%      0.31%   0.29%   0.49%   0.30%
Supplemental data:
Net Assets at end of period
 ($000)                             $ 6,883     $7,815  $6,692  $4,796  $1,155
Portfolio turnover (d)                  77%       122%    128%    135%    101%

--------
 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Mid Cap Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                         Year Ended July 31,
                         --------------------  Period Ended
                           2001       2000     July 31, 1999*
                         ---------  ---------  -------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $   19.28  $   15.87    $  15.40
                         ---------  ---------    --------
Income from Investment
 Operations:
 Net investment loss            --      (0.04)      (0.04)
 Net realized and
  unrealized
  gains/(losses) from
  investments                (1.69)      4.63        1.95
                         ---------  ---------    --------
 Total from Investment
  Operations                 (1.69)      4.59        1.91
                         ---------  ---------    --------
Distributions to
 shareholders from:
 Net investment income          --         --          --
 Net realized gain on
  investments                (2.49)     (1.18)      (1.44)
                         ---------  ---------    --------
 Total Distributions         (2.49)     (1.18)      (1.44)
                         ---------  ---------    --------
Net Asset Value, End of
 Period                  $   15.10  $   19.28    $  15.87
                         =========  =========    ========
Total Return (excludes
 sales charge)              (9.94%)    30.65%      13.13% (a)
Ratios to Average Net
 Assets:
 Net expenses                1.02%      0.99%       0.97% (b)
 Net investment loss        (0.24%)    (0.26%)     (0.26%)(b)
 Expense
  waiver/reimbursement
  (c)                        0.04%      0.05%       0.07% (b)
Supplemental data:
Net Assets at end of
 period ($000)           $ 255,634  $ 242,641    $191,987
Portfolio turnover (d)         26%        42%         49%
                                        Year Ended July 31,
                         -------------------------------------------------------
                           2001       2000         1999         1998      1997
                         ---------  ---------  ------------   --------  --------
Investment A Shares
Net Asset Value,
 Beginning of Period     $   19.16  $   15.82    $  16.19     $  16.98  $  12.60
                         ---------  ---------    --------     --------  --------
Income from Investment
 Operations:
 Net investment
  income/(loss)                 --      (0.08)      (0.10)       (0.03)     0.02
 Net realized and
  unrealized
  gains/(losses) from
  investments                (1.73)      4.60        1.17         0.98      5.55
                         ---------  ---------    --------     --------  --------
 Total from Investment
  Operations                 (1.73)      4.52        1.07         0.95      5.57
                         ---------  ---------    --------     --------  --------
Distributions to
 shareholders from:
 Net investment income          --         --          --           --     (0.02)
 In excess of net
  investment income             --         --          --           --     (0.02)
 Net realized gain on
  investments                (2.49)     (1.18)      (1.44)       (1.74)    (1.15)
                         ---------  ---------    --------     --------  --------
 Total Distributions         (2.49)     (1.18)      (1.44)       (1.74)    (1.19)
                         ---------  ---------    --------     --------  --------
Net Asset Value, End of
 Period                  $   14.94  $   19.16    $  15.82     $  16.19  $  16.98
                         =========  =========    ========     ========  ========
Total Return (excludes
 sales charge)             (10.18%)    30.22%       7.29%        5.69%    47.17%
Ratios to Average Net
 Assets:
 Net expenses                1.28%      1.24%       1.28%        1.01%     1.00%
 Net investment
  income/(loss)             (0.49%)    (0.51%)     (0.59%)      (0.19%)    0.10%
 Expense
  waiver/reimbursement
  (c)                        0.04%      0.05%       0.11%        0.40%     0.37%
Supplemental data:
Net Assets at end of
 period ($000)           $  41,278  $  36,430    $ 27,966     $217,547  $186,066
Portfolio turnover (d)         26%        42%         49%          44%       52%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Mid Cap Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                 Period Ended
                                July 31, 2001**
                                ---------------
Investment B Shares
Net Asset Value, Beginning of
 Period                             $ 17.91
                                    -------
Income from Investment
 Operations:
 Net investment loss                     --
 Net realized and unrealized
  losses from investments             (0.56)
                                    -------
 Total from Investment
  Operations                          (0.56)
                                    -------
Distributions to shareholders
 from:
 Net investment income                   --
 Net realized gain on
  investments                         (2.49)
                                    -------
 Total Distributions                  (2.49)
                                    -------
Net Asset Value, End of Period      $ 14.86
                                    =======
Total Return (excludes sales
 charge)                             (4.46%)(a)
Ratios to Average Net Assets:
 Net expenses                         2.05% (b)
 Net investment loss                 (1.24%)(b)
 Expense waiver/reimbursement
  (c)                                 0.04% (b)
Supplemental data:
Net Assets at end of period
 ($000)                             $ 3,757
Portfolio turnover (d)                  26%

                                            Year Ended July 31,
                                ----------------------------------------------
                                     2001        2000    1999    1998    1997
                                --------------- ------  ------  ------  ------
Investment C Shares
Net Asset Value, Beginning of
 Period                             $ 18.65     $15.52  $15.98  $16.88  $12.59
                                    -------     ------  ------  ------  ------
Income from Investment
 Operations:
 Net investment loss                     --      (0.16)  (0.18)  (0.05)  (0.07)
 Net realized and unrealized
  gains/(losses) from
  investments                         (1.80)      4.47    1.16    0.89    5.51
                                    -------     ------  ------  ------  ------
 Total from Investment
  Operations                          (1.80)      4.31    0.98    0.84    5.44
                                    -------     ------  ------  ------  ------
Distributions to shareholders
 from:
 Net realized gain on
  investments                         (2.49)     (1.18)  (1.44)  (1.74)  (1.15)
                                    -------     ------  ------  ------  ------
 Total Distributions                  (2.49)     (1.18)  (1.44)  (1.74)  (1.15)
                                    -------     ------  ------  ------  ------
Net Asset Value, End of Period      $ 14.36     $18.65  $15.52  $15.98  $16.88
                                    =======     ======  ======  ======  ======
Total Return (excludes sales
 charge)                            (10.95%)    29.48%   6.79%   5.03%  46.05%
Ratios to Average Net Assets:
 Net expenses                         1.99%      1.74%   1.85%   1.61%   1.75%
 Net investment loss                 (1.20%)    (1.01%) (1.07%) (0.81%) (0.62%)
 Expense waiver/reimbursement
  (c)                                 0.16%      0.30%   0.32%   0.44%   0.27%
Supplemental data:
Net Assets at end of period
 ($000)                             $ 1,410     $  979  $  794  $1,049  $  439
Portfolio turnover (d)                  26%        42%     49%     44%     52%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Technology Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                          Year Ended    Period Ended
                                         July 31, 2001 July 31, 2000*
                                         ------------- --------------
Institutional Shares
Net Asset Value, Beginning of Period       $  19.21       $ 20.00
                                           --------       -------
Income from Investment Operations:
 Net investment loss                             --         (0.03)
 Net realized and unrealized losses from
  investments                                 (8.68)        (0.76)
                                           --------       -------
 Total from Investment Operations             (8.68)        (0.79)
                                           --------       -------
Distributions to shareholders from:
 Net realized gain on investments             (0.16)           --
                                           --------       -------
 Total Distributions                          (0.16)           --
                                           --------       -------
Net Asset Value, End of Period             $  10.37       $ 19.21
                                           ========       =======
Total Return (excludes sales charge)        (46.65%)       (5.69%)(a)
Ratios to Average Net Assets:
 Net expenses                                 1.50%         1.46% (b)
 Net investment loss                         (1.24%)       (0.79%)(b)
Supplemental data:
Net Assets at end of period ($000)         $ 45,842       $55,188
Portfolio turnover (d)                          50%           11%

                                          Year Ended    Period Ended
                                         July 31, 2001 July 31, 2000*
                                         ------------- --------------
Investment A Shares
Net Asset Value, Beginning of Period       $  19.21       $ 20.00
                                           --------       -------
Income from Investment Operations:
 Net investment loss                             --         (0.03)
 Net realized and unrealized losses from
  investments                                 (8.70)        (0.76)
                                           --------       -------
 Total from Investment Operations             (8.70)        (0.79)
                                           --------       -------
Distributions to shareholders from:
 Net realized gain on investments             (0.16)           --
                                           --------       -------
 Total Distributions                          (0.16)           --
                                           --------       -------
Net Asset Value, End of Period             $  10.35       $ 19.21
                                           ========       =======
Total Return (excludes sales charge)        (45.62%)       (5.69%)(a)
Ratios to Average Net Assets:
 Net expenses                                 1.76%         1.70% (b)
 Net investment income/(loss)                (1.49%)       (1.27%)(b)
Supplemental data:
Net Assets at end of period ($000)         $  5,615       $ 4,560
Portfolio turnover (d)                          50%           11%

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Technology Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                          Period Ended
                                         July 31, 2001**
                                         ---------------
Investment B Shares
Net Asset Value, Beginning of Period        $  17.28
                                            --------
Income from Investment Operations:
 Net realized and unrealized losses from
  investments                                  (6.84)
                                            --------
 Total from Investment Operations              (6.84)
                                            --------
Distributions to shareholders from:
 Net realized gain on investments              (0.16)
                                            --------
 Total Distributions                           (0.16)
                                            --------
Net Asset Value, End of Period              $  10.28
                                            ========
Total Return (excludes sales charge)         (39.95%)(a)
Ratios to Average Net Assets:
 Net expenses                                  2.54% (b)
 Net investment loss                          (2.28%)(b)
Supplemental data:
Net Assets at end of period ($000)          $    900
Portfolio turnover (d)                           50%

                                           Year Ended      Period Ended
                                          July 31, 2001   July 31, 2000*
                                         ---------------  --------------
Investment C Shares
Net Asset Value, Beginning of Period        $  19.20         $ 20.00
                                            --------         -------
Income from Investment Operations:
 Net investment loss                              --           (0.03)
 Net realized and unrealized losses from
  investments                                  (8.80)          (0.77)
                                            --------         -------
 Total from Investment Operations              (8.80)          (0.80)
                                            --------         -------
Distributions to shareholders from:
 Net realized gain on investments              (0.16)             --
                                            --------         -------
 Total Distributions                           (0.16)             --
                                            --------         -------
Net Asset Value, End of Period              $  10.24         $ 19.20
                                            ========         =======
Total Return (excludes sales charge)         (46.12%)         (5.65%)(a)
Ratios to Average Net Assets:
 Net expenses                                  2.60%           2.42% (b)
 Net investment loss                          (2.33%)         (1.89%)(b)
Supplemental data:
Net Assets at end of period ($000)          $    150         $   105
Portfolio turnover (d)                           50%             11%

--------
* Reflects operations for the period from June 5, 2000 (date of commencement of operations) to July 31, 2000.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                         Year Ended July 31,
                         --------------------   Period Ended
                           2001       2000     July 31, 1999*
                         ---------  ---------  -------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $   12.70  $   12.80    $  10.50
                         ---------  ---------    --------
Income from Investment
 Operations:
 Net investment income        0.13       0.07        0.09
 Net realized and
  unrealized
  gains/(losses)
  from investments           (2.17)      1.01        2.52
                         ---------  ---------    --------
 Total from Investment
  Operations                 (2.04)      1.08        2.61
                         ---------  ---------    --------
Distributions to
 shareholders from:
 Net investment income          --         --       (0.14)
 In excess of net
  investment income             --         --       (0.10)
 Net realized gain on
  investments                (1.62)     (1.18)      (0.07)
                         ---------  ---------    --------
 Total Distributions         (1.62)     (1.18)      (0.31)
                         ---------  ---------    --------
Net Asset Value, End of
 Period                  $    9.04  $   12.70    $  12.80
                         =========  =========    ========
Total Return (excludes
 sales charge)             (17.61%)     8.29%      25.02% (a)
Ratios to Average Net
 Assets:
 Net expenses                1.48%      1.45%       1.50% (b)
 Net investment income       0.98%      0.55%       0.67% (b)
Supplemental data:
Net Assets at end of
 period ($000)           $ 154,950  $ 208,383    $172,388
Portfolio turnover (d)         42%        86%         42%
                                        Year Ended July 31,
                         -------------------------------------------------------
                           2001       2000         1999         1998      1997
                         ---------  ---------  ------------   --------  --------
Investment A Shares
Net Asset Value,
 Beginning of Period     $   12.71  $   12.84    $  12.56     $  12.05  $  10.74
                         ---------  ---------    --------     --------  --------
Income from Investment
 Operations:
 Net investment income        0.12       0.04        0.03         0.09      0.04
 Net realized and
  unrealized
  gains/(losses)
  from investments           (2.19)      1.01        0.49         1.31      2.15
                         ---------  ---------    --------     --------  --------
 Total from Investment
  Operations                 (2.07)      1.05        0.52         1.40      2.19
                         ---------  ---------    --------     --------  --------
Distributions to
 shareholders from:
 Net investment income          --         --       (0.08)       (0.59)    (0.66)
 In excess of net
  investment income             --         --       (0.09)          --     (0.16)
 Net realized gain on
  investments                (1.62)     (1.18)      (0.07)       (0.30)    (0.06)
                         ---------  ---------    --------     --------  --------
 Total Distributions         (1.62)     (1.18)      (0.24)       (0.89)    (0.88)
                         ---------  ---------    --------     --------  --------
Net Asset Value, End of
 Period                  $    9.02  $   12.71    $  12.84     $  12.56  $  12.05
                         =========  =========    ========     ========  ========
Total Return (excludes
 sales charge)            (17.85%)      8.02%       4.23%       13.29%    21.78%
Ratios to Average Net
 Assets:
 Net expenses                1.73%      1.70%       1.52%        1.47%     1.38%
 Net investment income       0.07%      0.32%       0.03%        0.66%     0.39%
 Expense
  waiver/reimbursement
  (c)                        0.00%      0.00%       0.18%        0.35%     0.35%
Supplemental data:
Net Assets at end of
 period ($000)           $   5,933  $   7,901    $  5,821     $163,297  $151,728
Portfolio turnover (d)         42%        86%         42%          39%       60%

       (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                              Period Ended
                             July 31, 2001**
                             ---------------
Investment B Shares
Net Asset Value, Beginning
 of Period                      $  12.09
                                --------
Income from Investment
 Operations:
 Net investment income              0.03
 Net realized and
  unrealized losses
  from investments                 (1.44)
                                --------
 Total from Investment
  Operations                       (1.41)
                                --------
Distributions to
 shareholders from:
 Net realized gain on
  investments                      (1.62)
                                --------
 Total Distributions               (1.62)
                                --------
Net Asset Value, End of
 Period                         $   9.06
                                ========
Total Return (excludes
 sales charge)                   (13.36%)(a)
Ratios to Average Net
 Assets:
 Net expenses                      2.43% (b)
 Net investment income             2.08% (b)
 Expense
  waiver/reimbursement (c)         0.00% (b)
Supplemental data:
Net Assets at end of period
 ($000)                         $    176
Portfolio turnover (d)               42%
                                           Year Ended July 31,
                             ---------------------------------------------------
                                  2001         2000     1999     1998     1997
                             ---------------  -------  -------  -------  -------
Investment C Shares
Net Asset Value, Beginning
 of Period                      $  12.54      $ 12.76  $ 12.51  $ 12.01  $ 10.71
                                --------      -------  -------  -------  -------
Income from Investment
 Operations:
 Net investment
  income/(loss)                     0.13        (0.03)      --    (0.06)   (0.02)
 Net realized and
  unrealized gains/(losses)
  from investments                 (2.23)        0.99     0.46     1.39     2.16
                                --------      -------  -------  -------  -------
 Total from Investment
  Operations                       (2.10)        0.96     0.46     1.33     2.14
                                --------      -------  -------  -------  -------
Distributions to
 shareholders from:
 Net investment income                --           --    (0.14)   (0.53)   (0.46)
 In excess of net
  investment income                   --           --       --       --    (0.32)
 Net realized gain on
  investments                      (1.62)       (1.18)   (0.07)   (0.30)   (0.06)
                                --------      -------  -------  -------  -------
 Total Distributions               (1.62)       (1.18)   (0.21)   (0.83)   (0.84)
                                --------      -------  -------  -------  -------
Net Asset Value, End of
 Period                         $   8.82      $ 12.54  $ 12.76  $ 12.51  $ 12.01
                                ========      =======  =======  =======  =======
Total Return (excludes
 sales charge)                   (18.39%)       7.25%    3.79%   12.57%   21.25%
Ratios to Average Net
 Assets:
 Net expenses                      2.43%        2.22%    2.25%    2.22%    2.13%
 Net investment income            (0.01%)      (0.20%)  (0.08%)  (0.09%)  (0.28%)
 Expense
  waiver/reimbursement (c)         0.14%        0.00%    0.25%    0.25%    0.25%
Supplemental data:
Net Assets at end of period
 ($000)                         $    163      $   276  $   235  $   291  $   210
Portfolio turnover (d)               42%          86%      42%      39%      60%

--------
 * Reflects operations for the period from October 9, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Bond Fund For Income -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                         Year Ended July 31,
                         --------------------   Period Ended
                           2001       2000     July 31, 1999*
                         ---------  ---------  -------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $   11.50  $   11.70    $  12.27
                         ---------  ---------    --------
Income from Investment
 Operations:
 Net investment income        0.68       0.68        0.56
 Net realized and
  unrealized
  gains/(losses) from
  investments                 0.49      (0.21)      (0.30)
                         ---------  ---------    --------
 Total from Investment
  Operations                  1.17       0.47        0.26
                         ---------  ---------    --------
Distributions to
 shareholders from:
 Net investment income       (0.69)     (0.67)      (0.62)
 Net realized gain on
  investments                   --         --       (0.21)
                         ---------  ---------    --------
 Total Distributions         (0.69)     (0.67)      (0.83)
                         ---------  ---------    --------
Net Asset Value, End of
 Period                  $   11.98  $   11.50    $  11.70
                         =========  =========    ========
Total Return (excludes
 sales charge)              10.58%      4.09%       2.12%(a)
Ratios to Average Net
 Assets:
 Net expenses                0.75%      0.76%       0.75%(b)
 Net investment income       5.76%      5.87%       5.12%(b)
 Expense
  waiver/reimbursement
  (c)                        0.06%      0.04%       0.03%(b)
Supplemental data:
Net Assets at end of
 period ($000)           $ 188,435  $ 190,293    $198,212
Portfolio turnover (d)        146%       185%        104%
                                    Year Ended July 31,
                         --------------------------------------------
                                                                        Period Ended
                           2001       2000         1999        1998    July 31, 1997**
                         ---------  ---------  ------------  --------  ---------------
Investment A Shares
Net Asset Value,
 Beginning of Period     $   11.48  $   11.69    $  12.19    $  12.19     $  12.00
                         ---------  ---------    --------    --------     --------
Income from Investment
 Operations:
 Net investment income        0.65       0.66        0.71        0.68         0.37
 Net realized and
  unrealized
  gains/(losses) from
  investments                 0.50      (0.22)      (0.41)       0.06         0.18
                         ---------  ---------    --------    --------     --------
 Total from Investment
  Operations                  1.15       0.44        0.30        0.74         0.55
                         ---------  ---------    --------    --------     --------
Distributions to
 shareholders from:
 Net investment income       (0.66)     (0.65)      (0.59)      (0.69)       (0.36)
 Net realized gain on
  investments                   --         --       (0.21)      (0.05)          --
                         ---------  ---------    --------    --------     --------
 Total Distributions         (0.66)     (0.65)      (0.80)      (0.74)       (0.36)
                         ---------  ---------    --------    --------     --------
Net Asset Value, End of
 Period                  $   11.97  $   11.48    $  11.69    $  12.19     $  12.19
                         =========  =========    ========    ========     ========
Total Return (excludes
 sales charge)              10.28%      3.90%       2.42%       6.23%        4.64%(a)
Ratios to Average Net
 Assets:
 Net expenses                1.00%      1.01%       0.97%       0.75%        0.79%(b)
 Net investment income       5.52%      5.59%       4.80%       5.54%        6.08%(b)
 Expense
  waiver/reimbursement
  (c)                        0.06%      0.04%       0.05%       0.42%        0.42%(b)
Supplemental data:
Net Assets at end of
 period ($000)           $  24,135  $  27,319    $ 40,508    $188,071     $157,108
Portfolio turnover (d)        146%       185%        104%        127%         157%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Bond Fund For Income -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                    Year Ended July 31,
                                ------------------------------
                                                                 Period Ended
                                 2001    2000    1999    1998   July 31, 1997**
                                ------  ------  ------  ------  ---------------
Investment C Shares
Net Asset Value, Beginning of
 Period                         $11.49  $11.69  $12.19  $12.18      $12.00
                                ------  ------  ------  ------      ------
Income from Investment
 Operations:
 Net investment income/(loss)     0.59    0.60    0.53    0.60       (0.01)
 Net realized and unrealized
  gains/(losses) from
  investments                     0.47   (0.21)  (0.29)   0.05        0.50
                                ------  ------  ------  ------      ------
 Total from Investment
  Operations                      1.06    0.39    0.24    0.65        0.49
                                ------  ------  ------  ------      ------
Distributions to shareholders
 from:
 Net investment income           (0.60)  (0.59)  (0.53)  (0.59)      (0.22)
 In excess of net investment
  income                            --      --      --      --       (0.09)
 Net realized gain on
  investments                       --      --   (0.21)  (0.05)         --
                                ------  ------  ------  ------      ------
 Total Distributions             (0.60)  (0.59)  (0.74)  (0.64)      (0.31)
                                ------  ------  ------  ------      ------
Net Asset Value, End of Period  $11.95  $11.49  $11.69  $12.19      $12.18
                                ======  ======  ======  ======      ======
Total Return (excludes sales
 charge)                         9.46%   3.43%   1.92%   5.50%       4.18%(a)
Ratios to Average Net Assets:
 Net expenses                    1.70%   1.51%   1.54%   1.34%       1.54%(b)
 Net investment income           4.81%   5.10%   3.40%   4.89%       4.20%(b)
 Expense waiver/reimbursement
  (c)                            0.18%   0.26%   0.28%   0.32%       0.26%(b)
Supplemental data:
 Net Assets at end of period
  ($000)                        $  379  $  365  $  567  $  230      $    6
 Portfolio turnover (d)           146%    185%    104%    127%        157%

--------
 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Bond Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                        Year Ended July 31,
                        -------------------   Period Ended
                           2001      2000    July 31, 1999*
                         --------  --------  --------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $   9.38  $   9.52     $  10.02
                         --------  --------     --------
Income from Investment
 Operations:
 Net investment income       0.56      0.57         0.48
 Net realized and
  unrealized
  gains/(losses) from
  investments                0.41     (0.14)       (0.38)
                         --------  --------     --------
 Total from Investment
  Operations                 0.97      0.43         0.10
                         --------  --------     --------
Distributions to
 shareholders from:
 Net investment income      (0.56)    (0.57)       (0.49)
 Net realized gain on
  investments                  --        --        (0.11)
                         --------  --------     --------
 Total Distributions        (0.56)    (0.57)       (0.60)
                         --------  --------     --------
Net Asset Value, End of
 Period                  $   9.79  $   9.38     $   9.52
                         ========  ========     ========
Total Return (excludes
 sales charge)             10.59%     4.66%        0.88% (a)
Ratios to Average Net
 Assets:
 Net expenses               0.75%     0.75%        0.75% (b)
 Net investment income      5.83%     6.09%        4.95% (b)
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.09%        0.11% (b)
Supplemental data:
Net Assets at end of
 period ($000)           $205,274  $200,882     $133,537
Portfolio turnover (d)       190%      368%         349%
                                        Year Ended July 31,
                         -----------------------------------------------------
                           2001      2000         1999         1998     1997
                         --------  --------  --------------  --------  -------
Investment A Shares
Net Asset Value,
 Beginning of Period     $   9.38  $   9.52     $   9.96     $   9.85  $  9.52
                         --------  --------     --------     --------  -------
Income from Investment
 Operations:
 Net investment income       0.53      0.54         0.65         0.54     0.55
 Net realized and
  unrealized
  gains/(losses) from
  investments                0.42     (0.14)       (0.51)        0.12     0.32
                         --------  --------     --------     --------  -------
 Total from Investment
  Operations                 0.95      0.40         0.14         0.66     0.87
                         --------  --------     --------     --------  -------
Distributions to
 shareholders from:
 Net investment income      (0.53)    (0.54)       (0.47)       (0.55)   (0.54)
 Net realized gain on
  investments                  --        --        (0.11)          --       --
                         --------  --------     --------     --------  -------
 Total Distributions        (0.53)    (0.54)       (0.58)       (0.55)   (0.54)
                         --------  --------     --------     --------  -------
Net Asset Value, End of
 Period                  $   9.80  $   9.38     $   9.52     $   9.96  $  9.85
                         ========  ========     ========     ========  =======
Total Return (excludes
 sales charge)             10.37%     4.41%        1.26%        6.91%    9.43%
Ratios to Average Net
 Assets:
 Net expenses               1.02%     1.00%        0.92%        0.75%    0.75%
 Net investment income      5.55%     5.82%        4.85%        5.50%    5.71%
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.09%        0.17%        0.45%    0.41%
Supplemental data:
Net Assets at end of
 period ($000)           $ 11,576  $  9,494     $  9,826     $107,794  $91,789
Portfolio turnover (d)       190%      368%         349%         279%     181%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Bond Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                 Period Ended
                                July 31, 2001**
                                ---------------
Investment B Shares
Net Asset Value, Beginning of
 Period                             $ 9.48
                                    ------
Income from Investment
 Operations:
 Net investment income                0.40
 Net realized and unrealized
  gains from investments              0.31
                                    ------
 Total from Investment
  Operations                          0.71
                                    ------
Distributions to shareholders
 from:
 Net investment income               (0.40)
                                    ------
 Total Distributions                 (0.40)
                                    ------
Net Asset Value, End of Period      $ 9.79
                                    ======
Total Return (excludes sales
 charge)                             7.08%(a)
Ratios to Average Net Assets:
 Net expenses                        1.75%(b)
 Net investment income               4.62%(b)
 Expense waiver/reimbursement
  (c)                                0.06%(b)
Supplemental data:
Net Assets at end of period
 ($000)                             $1,857
Portfolio turnover (d)                190%
                                            Year Ended July 31,
                                ----------------------------------------------
                                     2001        2000    1999    1998    1997
                                --------------- ------  ------  ------  ------
Investment C Shares
Net Asset Value, Beginning of
 Period                             $ 9.38      $ 9.51  $ 9.95  $ 9.86  $ 9.53
                                    ------      ------  ------  ------  ------
Income from Investment
 Operations:
 Net investment income                0.47        0.53    0.43    0.48    0.49
 Net realized and unrealized
  gains/(losses) from
  investments                         0.40       (0.16)  (0.33)   0.09    0.32
                                    ------      ------  ------  ------  ------
 Total from Investment
  Operations                          0.87        0.37    0.10    0.57    0.81
                                    ------      ------  ------  ------  ------
Distributions to shareholders
 from:
 Net investment income               (0.47)      (0.50)  (0.43)  (0.48)  (0.48)
 Net realized gain on
  investments                           --          --   (0.11)     --      --
                                    ------      ------  ------  ------  ------
 Total Distributions                 (0.47)      (0.50)  (0.54)  (0.48)  (0.48)
                                    ------      ------  ------  ------  ------
Net Asset Value, End of Period      $ 9.78      $ 9.38  $ 9.51  $ 9.95  $ 9.86
                                    ======      ======  ======  ======  ======
Total Return (excludes sales
 charge)                             9.52%       3.98%   0.75%   5.92%   8.68%
Ratios to Average Net Assets:
 Net expenses                        1.71%       1.50%   1.43%   1.50%   1.50%
 Net investment income               4.84%       5.31%   4.23%   4.76%   4.97%
 Expense waiver/reimbursement
  (c)                                0.16%       0.33%   0.36%   0.35%   0.31%
Supplemental data:
Net Assets at end of period
 ($000)                             $1,022      $  697  $  811  $  399  $  204
Portfolio turnover (d)                190%        368%    349%    279%    181%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third U.S. Government
Securities Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------


                              Year Ended July 31,
                              -------------------   Period Ended
                               2001         2000    July 31, 1999*
                              -------      -------  --------------
Institutional Shares
Net Asset Value, Beginning
 of Period                    $  9.54      $  9.64     $  9.89
                              -------      -------     -------
Income from Investment
 Operations:
 Net investment income           0.51         0.51        0.46
 Net realized and unrealized
  gains/(losses) from
  investments                    0.52        (0.10)      (0.22)
                              -------      -------     -------
 Total from Investment
  Operations                     1.03         0.41        0.24
                              -------      -------     -------
Distributions to
 shareholders from:
 Net investment income          (0.51)       (0.51)      (0.49)
                              -------      -------     -------
 Total Distributions            (0.51)       (0.51)      (0.49)
                              -------      -------     -------
Net Asset Value, End of
 Period                       $ 10.06      $  9.54     $  9.64
                              =======      =======     =======
Total Return (excludes sales
 charge)                       11.10%        4.34%       2.43% (a)
Ratios to Average Net
 Assets:
 Net expenses                   0.74%        0.72%       0.75% (b)
 Net investment income          5.20%        5.24%       4.80% (b)
 Expense
  waiver/reimbursement (c)      0.24%        0.22%       0.28% (b)
Supplemental data:
Net Assets at end of period
 ($000)                       $48,770      $45,139     $42,239
Portfolio turnover (d)            77%          46%         93%
                                           Year Ended July 31,
                              --------------------------------------------------
                               2001     2000         1999        1998     1997
                              -------  -------  --------------  -------  -------
Investment A Shares
Net Asset Value, Beginning
 of Period                    $  9.55  $  9.64     $  9.82      $  9.75  $  9.55
                              -------  -------     -------      -------  -------
Income from Investment
 Operations:
 Net investment income           0.50     0.48        0.55         0.52     0.54
 Net realized and unrealized
  gains/(losses) from
  investments                    0.51    (0.09)      (0.26)        0.07     0.19
                              -------  -------     -------      -------  -------
 Total from Investment
  Operations                     1.01     0.39        0.29         0.59     0.73
                              -------  -------     -------      -------  -------
Distributions to
 shareholders from:
 Net investment income          (0.50)   (0.48)      (0.47)       (0.52)   (0.53)
                              -------  -------     -------      -------  -------
 Total Distributions            (0.50)   (0.48)      (0.47)       (0.52)   (0.53)
                              -------  -------     -------      -------  -------
Net Asset Value, End of
 Period                       $ 10.06  $  9.55     $  9.64      $  9.82  $  9.75
                              =======  =======     =======      =======  =======
Total Return (excludes sales
 charge)                       10.76%    4.20%       2.89%        6.17%    7.83%
Ratios to Average Net
 Assets:
 Net expenses                   0.99%    0.98%       0.95%        0.75%    0.75%
 Net investment income          4.93%    4.95%       4.62%        5.30%    5.56%
 Expense
  waiver/reimbursement (c)      0.25%    0.21%       0.33%        0.53%    0.50%
Supplemental data:
Net Assets at end of period
 ($000)                       $ 4,076  $ 2,818     $ 5,192      $41,550  $42,414
Portfolio turnover (d)            77%      46%         93%         155%     169%


       (See Notes which are an integral part of the Financial Statements)

Fifth Third U.S. Government Securities Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                             Year Ended July 31,
                                      --------------------------------------
                                       2001    2000    1999    1998    1997
                                      ------  ------  ------  ------  ------

Investment C Shares
Net Asset Value, Beginning of Period  $ 9.52  $ 9.61  $ 9.80  $ 9.75  $ 9.56
                                      ------  ------  ------  ------  ------
Income from Investment Operations:
 Net investment income                  0.44    0.43    0.41    0.46    0.46
 Net realized and unrealized
  gains/(losses) from investments       0.49   (0.09)  (0.18)   0.04    0.19
                                      ------  ------  ------  ------  ------
 Total from Investment Operations       0.93    0.34    0.23    0.50    0.65
                                      ------  ------  ------  ------  ------
Distributions to shareholders from:
 Net investment income                 (0.44)  (0.43)  (0.42)  (0.45)  (0.46)
                                      ------  ------  ------  ------  ------
 Total Distributions                   (0.44)  (0.43)  (0.42)  (0.45)  (0.46)
                                      ------  ------  ------  ------  ------
Net Asset Value, End of Period        $10.01  $ 9.52  $ 9.61  $ 9.80  $ 9.75
                                      ======  ======  ======  ======  ======
Total Return (excludes sales charge)   9.98%   3.65%   2.31%   5.19%   6.92%
Ratios to Average Net Assets:
 Net expenses                          1.71%   1.48%   1.40%   1.50%   1.50%
 Net investment income                 4.17%   4.41%   4.20%   4.56%   4.82%
 Expense waiver/reimbursement (c)      0.34%   0.44%   0.54%   0.43%   0.40%
Supplemental data:
Net Assets at end of period ($000)    $  531  $  198  $  431  $  118  $   75
Portfolio turnover (d)                   77%     46%     93%    155%    169%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Municipal Bond Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                         Year Ended July 31,
                         ----------------------     Period Ended
                            2001        2000       July 31, 1999*
                         ----------  ----------    ---------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $    11.44  $    11.77      $  12.30
                         ----------  ----------      --------
Income from Investment
 Operations:
 Net investment income         0.47        0.48          0.47
 Net realized and
  unrealized
  gains/(losses) from
  investments                  0.45       (0.22)        (0.32)
                         ----------  ----------      --------
 Total from Investment
  Operations                   0.92        0.26          0.15
                         ----------  ----------      --------
Distributions to
 shareholders from:
 Net investment income        (0.47)      (0.48)        (0.47)
 Net realized gain on
  investments                    --       (0.11)        (0.21)
                         ----------  ----------      --------
 Total Distributions          (0.47)      (0.59)        (0.68)
                         ----------  ----------      --------
Net Asset Value, End of
 Period                  $    11.89  $    11.44      $  11.77
                         ==========  ==========      ========
Total Return (excludes
 sales charge)                8.21%       2.37%(a)      1.18%(a)
Ratios to Average Net
 Assets:
 Net expenses                 0.75%       0.75%(b)      0.75%(b)
 Net investment income        4.04%       4.25%(b)      3.79%(b)
 Expense
  waiver/reimbursement
  (c)                         0.07%       0.10%(b)      0.11%(b)
Supplemental data:
Net Assets at end of
 period ($000)           $  141,675  $  141,407      $114,923
Portfolio turnover (d)          51%         84%          110%
                                     Year Ended July 31,
                         ------------------------------------------------   Period Ended
                            2001        2000           1999        1998    July 31, 1997**
                         ----------  ----------    ------------  --------  ---------------
Investment A Shares
Net Asset Value,
 Beginning of Period     $    11.46  $    11.79      $  12.24    $  12.33     $  12.00
                         ----------  ----------      --------    --------     --------
Income from Investment
 Operations:
 Net investment income         0.44        0.45          0.45        0.50         0.28
 Net realized and
  unrealized
  gains/(losses) from
  investments                  0.45       (0.22)        (0.25)       0.01         0.32
                         ----------  ----------      --------    --------     --------
 Total from Investment
  Operations                   0.89        0.23          0.20        0.51         0.60
                         ----------  ----------      --------    --------     --------
Distributions to
 shareholders from:
 Net investment income        (0.44)      (0.45)        (0.44)      (0.51)       (0.27)
 Net realized gain on
  investments                    --       (0.11)        (0.21)      (0.09)          --
                         ----------  ----------      --------    --------     --------
 Total Distributions          (0.44)      (0.56)        (0.65)      (0.60)       (0.27)
                         ----------  ----------      --------    --------     --------
Net Asset Value, End of
 Period                  $    11.91  $    11.46      $  11.79    $  12.24     $  12.33
                         ==========  ==========      ========    ========     ========
Total Return (excludes
 sales charge)                7.91%       2.07%(a)      1.56%       4.28%        5.04%(a)
Ratios to Average Net
 Assets:
 Net expenses                 1.02%       1.00%(b)      0.81%       0.76%        0.81%(b)
 Net investment income        3.69%       3.91%(b)      3.99%       4.09%        4.44%(b)
 Expense
  waiver/reimbursement
  (c)                         0.07%       0.11%(b)      0.31%       0.45%        0.42%(b)
Supplemental data:
Net Assets at end of
 period ($000)           $      791  $      207      $    386    $117,333     $101,616
Portfolio turnover (d)          51%         84%          110%        121%          63%

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Municipal Bond Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                        Year Ended July 31,  Period Ended
                         Period Ended   ------------------- -----------------
                         July 31, 2001    2000      1999    1998***    1997**
                         -------------  --------- --------- -------    ------
Investment C Shares
Net Asset Value,
 Beginning of Period        $11.55****  $      -- $      -- $12.33     $12.00
                            ------      --------- --------- ------     ------
Income from Investment
 Operations:
 Net investment
  income/(loss)               0.33             --        --   0.18      (0.20)
 Net realized and
  unrealized gains from
  investments                 0.37             --        --   0.07       0.75
                            ------      --------- --------- ------     ------
 Total from Investment
  Operations                  0.70             --        --   0.25       0.55
                            ------      --------- --------- ------     ------
Distributions to
 shareholders from:
 Net investment income       (0.33)            --        --  (0.18)     (0.16)
 In excess of net
  investment income             --             --        --     --      (0.06)
 Net realized gain on
  investments                   --             --        --  (0.09)        --
                            ------      --------- --------- ------     ------
 Total Distributions         (0.33)            --        --  (0.27)     (0.22)
                            ------      --------- --------- ------     ------
Net Asset Value, End of
 Period                     $11.92      $      -- $      -- $12.31     $12.33
                            ======      ========= ========= ======     ======
Total Return (excludes
 sales charge)               7.29%(a)         N/A       N/A  2.03%(a)   4.65%(a)
Ratios to Average Net
 Assets:
 Net expenses                1.74%(b)         N/A       N/A  1.51%(b)   1.56%(b)
 Net investment income       3.05%(b)         N/A       N/A  3.41%(b)   3.09%(b)
 Expense
  waiver/reimbursement
  (c)                        0.19%(b)         N/A       N/A  0.37%(b)   0.26%(b)
Supplemental data:
 Net Assets at end of
  period ($000)             $   16      $      -- $      -- $   --     $   11
 Portfolio turnover (d)        51%            N/A       N/A   121%        63%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
*** Reflects operations for the period from August 1, 1997 (date of commencement of operations) to January 8, 1998. As of July 31, 1998, no shares or assets existed in the Investment C Shares. The ending net asset value is the last NAV for a share redeemed on January 8, 1998. Per share information is calculated using the average share method for Investment C Shares.
**** On August 24, 2000, Investment C Shares were sold again. The shares were issued at the same price as the Investment A Shares on that date.
(a)  Not annualized.
(b)  Annualized.
(c ) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Ohio Tax Free Bond Fund -
Financial Highlights
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                        Year Ended July 31,
                        -------------------  Period Ended
                           2001      2000    July 31, 1999*
                         --------  --------  --------------
Institutional Shares
Net Asset Value,
 Beginning of Period     $   9.88  $  10.02    $  10.33
                         --------  --------    --------
Income from Investment
 Operations:
 Net investment income       0.41      0.41        0.40
 Net realized and
  unrealized
  gains/(losses) from
  investments                0.39     (0.12)      (0.24)
                         --------  --------    --------
 Total from Investment
  Operations                 0.80      0.29        0.16
                         --------  --------    --------
Distributions to
 shareholders from:
 Net investment income      (0.41)    (0.41)      (0.40)
 In excess of net
  investment income            --        --       (0.01)
 Net realized gain on
  investments                  --     (0.02)      (0.06)
                         --------  --------    --------
 Total Distributions        (0.41)    (0.43)      (0.47)
                         --------  --------    --------
Net Asset Value, End of
 Period                  $  10.27  $   9.88    $  10.02
                         ========  ========    ========
Total Return (excludes
 sales charge)              8.28%     3.01%       1.48% (a)
Ratios to Average Net
 Assets:
 Net expenses               0.76%     0.76%       0.82% (b)
 Net investment income      4.09%     4.15%       3.81% (b)
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.04%       0.05% (b)
Supplemental data:
Net Assets at end of
 period ($000)           $166,802  $166,623    $182,679
Portfolio turnover (d)        26%       26%         47%
                                       Year Ended July 31,
                         -----------------------------------------------------
                           2001      2000        1999         1998      1997
                         --------  --------  ------------   --------  --------
Investment A Shares
Net Asset Value,
 Beginning of Period     $   9.89  $  10.02    $  10.29     $  10.31  $  10.01
                         --------  --------    --------     --------  --------
Income from Investment
 Operations:
 Net investment income       0.39      0.39        0.46         0.42      0.43
 Net realized and
  unrealized
  gains/(losses) from
  investments                0.39     (0.11)      (0.29)        0.02      0.30
                         --------  --------    --------     --------  --------
 Total from Investment
  Operations                 0.78      0.28        0.17         0.44      0.73
                         --------  --------    --------     --------  --------
Distributions to
 shareholders from:
 Net investment income      (0.39)    (0.39)      (0.38)       (0.42)    (0.43)
 Net realized gain on
  investments                  --     (0.02)      (0.06)       (0.04)       --
                         --------  --------    --------     --------  --------
 Total Distributions        (0.39)    (0.41)      (0.44)       (0.46)    (0.43)
                         --------  --------    --------     --------  --------
Net Asset Value, End of
 Period                  $  10.28  $   9.89    $  10.02     $  10.29  $  10.31
                         ========  ========    ========     ========  ========
Total Return (excludes
 sales charge)              8.04%     2.85%       1.63%        4.38%     7.49%
Ratios to Average Net
 Assets:
 Net expenses               1.01%     1.01%       1.00%        0.74%     0.75%
 Net investment income      3.83%     3.88%       3.68%        4.09%     4.27%
 Expense
  waiver/reimbursement
  (c)                       0.06%     0.04%       0.21%        0.43%     0.37%
Supplemental data:
Net Assets at end of
 period ($000)           $ 14,516  $ 13,257    $ 22,008     $188,966  $168,800
Portfolio turnover (d)        26%       26%         47%          42%       49%

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Ohio Tax Free Bond Fund -
Financial Highlights (continued)
(For a share outstanding throughout each period)

--------------------------------------------------------------------------------

                                 Period Ended
                                July 31, 2001**
                                ---------------
Investment B Shares
Net Asset Value, Beginning of
 Period                             $ 9.90
                                    ------
Income from Investment
 Operations:
 Net investment income                0.30
 Net realized and unrealized
  gains from investments              0.20
                                    ------
 Total from Investment
  Operations                          0.50
                                    ------
Distributions to shareholders
 from:
 Net investment income               (0.30)
                                    ------
 Total Distributions                 (0.30)
                                    ------
Net Asset Value, End of Period      $10.10
                                    ======
Total Return (excludes sales
 charge)                             5.17% (a)
Ratios to Average Net Assets:
 Net expenses                        1.78% (b)
 Net investment income               2.99% (b)
 Expense waiver/reimbursement
  (c)                                0.06% (b)
Supplemental data:
Net Assets at end of period
 ($000)                             $  898
Portfolio turnover (d)                 26%

                                            Year Ended July 31,
                                ----------------------------------------------
                                     2001        2000    1999    1998    1997
                                --------------- ------  ------  ------  ------
Investment C Shares
Net Asset Value, Beginning of
 Period                             $ 9.87      $10.01  $10.28  $10.31  $10.00
                                    ------      ------  ------  ------  ------
Income from Investment
 Operations:
 Net investment income                0.33        0.34    0.33    0.35    0.36
 Net realized and unrealized
  gains/(losses) from
  investments                         0.38       (0.12)  (0.21)   0.01    0.31
                                    ------      ------  ------  ------  ------
 Total from Investment
  Operations                          0.71        0.22    0.12    0.36    0.67
                                    ------      ------  ------  ------  ------
Distributions to shareholders
 from:
 Net investment income               (0.33)      (0.34)  (0.33)  (0.35)  (0.35)
 In excess of net investment
  income                                --          --      --      --   (0.01)
 Net realized gain on
  investments                           --       (0.02)  (0.06)  (0.04)     --
                                    ------      ------  ------  ------  ------
 Total Distributions                 (0.33)      (0.36)  (0.39)  (0.39)  (0.36)
                                    ------      ------  ------  ------  ------
Net Asset Value, End of Period      $10.25      $ 9.87  $10.01  $10.28  $10.31
                                    ======      ======  ======  ======  ======
Total Return (excludes sales
 charge)                             7.31%       2.25%   1.13%   3.56%   6.84%
Ratios to Average Net Assets:
 Net expenses                        1.72%       1.52%   1.55%   1.49%   1.50%
 Net investment income               3.12%       3.30%   3.05%   3.33%   3.51%
 Expense waiver/reimbursement
  (c)                                0.17%       0.29%   0.38%   0.33%   0.27%
Supplemental data:
Net Assets at end of period
 ($000)                             $1,516      $  990  $1,071  $  584  $  248
Portfolio turnover (d)                 26%         26%     47%     42%     49%

--------
* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from October 11, 2000 (date of commencement of operations) to July 31, 2001.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

       (See Notes which are an integral part of the Financial Statements)

Report of Independent Public Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Fifth Third Funds:

We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the Fifth Third Funds comprising the Fifth Third Quality Growth Fund, Fifth Third Equity Income Fund, Fifth Third Pinnacle Fund, Fifth Third Technology Fund, Fifth Third Balanced Fund, Fifth Third Mid Cap Fund, Fifth Third International Equity Fund, Fifth Third Bond Fund for Income, Fifth Third Quality Bond Fund, Fifth Third U.S. Government Securities Fund, Fifth Third Municipal Bond Fund, and Fifth Third Ohio Tax Free Bond Fund (the Funds) as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended July 31, 2000, were audited by other auditors whose reports dated September 22, 1999, January 27, 1998, and November 4, 1997 expressed unqualified opinions on those statements and financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Fifth Third Funds as of July 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Cincinnati, Ohio
September 7, 2001

Fifth Third Funds
Shareholder Vote

--------------------------------------------------------------------------------

At a special meeting of the Fifth Third Funds' shareholders held August 3, 2001, shareholders of the Funds acted upon and approved the following proposals:

Proposal 1--To elect four Trustees to the Board (three of whom are current Trustees and one of whom is a nominee) to serve until their successors are elected and qualified.

                                                    Withheld/
           Trustee                     For           Abstain          Total
           -------                -------------     ---------     -------------
           Albert E. Harris       1,808,686,937     1,163,555     1,809,850,492
           Edward B. Carey        1,808,706,414     1,144,078     1,809,850,492
           J. Joseph Hale, Jr.    1,808,674,516     1,175,976     1,809,850,492
           David J. Durham        1,808,708,233     1,142,259     1,809,850,492

Proposal 2--Approval of an increase in investment advisory fee for the Fifth Third Quality Bond Fund (for Fifth Third Quality Bond Fund Shareholders only).

                   For            Against           Abstain               Total
              -------------      ---------         ----------         -------------
                 13,977,163      2,458,006          2,089,370            18,524,539

Proposal 3--Approval of the selection of Arthur Anderson LLP as the Funds' independent auditors.

                   For            Against           Abstain               Total
              -------------      ---------         ----------         -------------
              1,797,655,482        825,062         11,369,948         1,809,850,492


Addresses
---------------------------------------------------------------------------------------------------------------------------------

Fifth Third Quality Growth Fund                                 Fifth Third Funds
Fifth Third Equity Income Fund                                  c/o Fifth Third Bank
Fifth Third Pinnacle Fund                                       38 Fountain Square Plaza
Fifth Third Balanced Fund                                       Cincinnati, Ohio 45263
Fifth Third Mid Cap Fund
Fifth Third Technology Fund
Fifth Third International Equity Fund
Fifth Third Bond Fund for Income
Fifth Third Quality Bond Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund

---------------------------------------------------------------------------------------------------------------------------------
Investment Advisor                                              Fifth Third Asset Management Inc.
                                                                38 Fountain Square Plaza
                                                                Cincinnati, Ohio 45263
---------------------------------------------------------------------------------------------------------------------------------
Investment Advisor  (Pinnacle Fund only)                        Heartland Capital Management, Inc.
                                                                251 North Illinois Street, Suite 610
                                                                Indianapolis, Indiana 46204
---------------------------------------------------------------------------------------------------------------------------------
Sub-Advisor (International Equity Fund only)                    Morgan Stanley Asset Management, Inc.
                                                                1221 Avenue of the Americas
                                                                New York, New York 10020
---------------------------------------------------------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend Disbursing
  Agent, and Sub-Administrator                                  Fifth Third Bank
                                                                38 Fountain Square Plaza
                                                                Cincinnati, Ohio 45263
---------------------------------------------------------------------------------------------------------------------------------
Distributor and Administrator                                   BISYS Fund Services L.P.
                                                                3435 Stelzer Road
                                                                Columbus, Ohio 43219
---------------------------------------------------------------------------------------------------------------------------------
Independent Auditors                                            Arthur Andersen LLP
                                                                720 E. Pete Rose Way
                                                                Suite 400
                                                                Cincinnati, Ohio 45202
---------------------------------------------------------------------------------------------------------------------------------

[LOGO] Fifth Third Asset Management Inc.

9/01                                                                 AR-STBD-01